UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM N-CSR
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CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-4325

FIRST INVESTORS LIFE SERIES FUNDS
(Exact name of registrant as specified in charter)

40 Wall Street
New York, NY 10005
(Address of principal executive offices) (Zip code)

Joseph I. Benedek
Foresters Investment Management Company, Inc.
Raritan Plaza I
Edison, NJ 08837-3620
(Name and address of agent for service)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
1-212-858-8000

DATE OF FISCAL YEAR END: DECEMBER 31

DATE OF REPORTING PERIOD: DECEMBER 31, 2017

Item 1. Reports to Stockholders

The annual report to stockholders follows

Foresters Financial | First Investors Funds

Life Series Funds

- Balanced Income
- Covered Call Strategy
- Equity Income
- Fund For Income
- Government
- Government Cash Management
- Growth & Income
- International
- Investment Grade
- Limited Duration High Quality Bond
- Opportunity
- Real Estate
- Select Growth
- Special Situations
- Total Return

Annual Report **December 31, 2017**

FOREWORD

This report is for the information of the shareholders of the Funds. It is the policy of each Fund described in this report to mail only one copy of a Fund’s prospectus, annual report, semi-annual report and proxy statements to all shareholders who share the same mailing address and share the same last name and have invested in a Fund covered by the same document. You are deemed to consent to this policy unless you specifically revoke this policy and request that separate copies of such documents be mailed to you. In such case, you will begin to receive your own copies within 30 days after our receipt of the revocation. You may request that separate copies of these disclosure documents be mailed to you by writing to us at: Foresters Investor Services, Inc., Raritan Plaza I, Edison, NJ 08837-3620 or calling us at 1-800-423-4026.

The views expressed in the portfolio manager letters reflect those views of the portfolio managers only through the end or the period covered. Any such views are subject to change at any time based upon market or other conditions and we disclaim any responsibility to update such views. These views may not be relied on as investment advice.

You may obtain a free prospectus for any of the Funds by contacting your representative, calling 1-800-423-4026, writing to us at the following address: Foresters Financial Services, Inc., 40 Wall Street, New York, NY 10005, or by visiting our website at www.foresters.com. You should consider the investment objectives, risks, charges and expenses of a Fund carefully before investing. The prospectus contains this and other information about the Fund, and should be read carefully before investing.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Government Cash Management Fund seeks to preserve a net asset value at $1.00 per share, it is possible to lose money by investing in it, just as it is possible to lose money by investing in any of the other Funds. Past performance is no guarantee of future results. There is no guarantee that a Fund’s investment objective will be achieved.

A Statement of Additional Information (“SAI”) for any of the Funds may also be obtained, without charge, upon request by calling 1-800-423-4026, writing to us at our address or by visiting our website listed above. The SAI contains more detailed information about the Funds, including information about their Trustees.

Foresters Financial™ and Foresters™ are the trade names and trademarks of The Independent Order of Foresters (Foresters), a fraternal benefit society, 789 Don Mills Road, Toronto, Canada M3C 1T9 and its subsidiaries.

There are a variety of risks associated with investing in variable life and annuity subaccounts. For all subaccounts, there is the risk that securities selected by the portfolio manager may perform differently than the overall market or may not meet the portfolio managers’ expectations. For stock subaccounts, the risks include market risk (the risk that the entire stock market will decline because of an event such as a deterioration in the economy or a rise in interest rates), as well as special risks associated with investing in certain types of stock subaccounts such as small-cap, global or international funds. For bond subaccounts, the risks include interest rate risk and credit risk. Interest rate risk is the risk that bonds will decrease in value as interest rates rise. As a general matter, bonds with longer maturities fluctuate more than bonds with shorter maturities in reaction to changes in interest rates. Credit risk is the risk that bonds will decline in value as the result of a decline in the credit rating of the bonds or the economy as a whole, or that the issuer will be unable to pay interest and/or principal when due. There are also special risks associated with investing in certain types of bond subaccounts, including liquidity risk and prepayment and extension risk. To the extent a subaccount uses derivatives, it will have risks associated with such use. You should consult the Funds’ prospectus for a precise explanation of the risks associated with your subaccounts.

Portfolio Managers’ Letter
BALANCED INCOME FUND

Dear Investor:

This is the annual report for the First Investors Life Series Balanced Income Fund for the year ended December 31, 2017. During the year, the Fund’s return on a net asset value basis was 9.57% including dividends of 12.1 cents per share and capital gains of 11.5 cents per share.

Economic Overview

The past 12 months ending December 31, 2017, have been filled with multiple key political events, including: elections in France, the United Kingdom, Germany and Japan, the Catalonian independence referendum, and Brexit negotiations as well as the start of Donald Trump’s Presidency with anticipations of policy changes. This time period was also characterized by elevated geopolitical tensions with North Korea, coupled with the devastating effects of several hurricanes. Despite these activities, corporate earnings rose, oil prices rebounded and global economic data was mostly positive, fueling the global equity rally.

The U.S. economy expanded at an annualized rate of 2.67% for 2017, the strongest growth rate in more than three years. The domestic labor market continued to tighten as it approaches full employment. The unemployment rate dropped to 4.1%, the lowest jobless rate in 17 years. Wage growth continues to improve, albeit very slowly. December inflation figures increased to 2.1%, remaining lower than their reading from earlier this year. Consumer sentiment and business activity were strong for the majority of the period. Although slowing slightly in the fourth quarter, the ISM Manufacturing Purchasing Managers’ Index reached its highest reading since May of 2004 of 60.8 in September, boosted by a rise in new orders, production and employment. Corporate earnings continued to rebound from a weak 2015.

International markets enjoyed healthy economic data as well, including synchronized growth acceleration, dramatically rising employment numbers and stronger PMIs across all regions. The Euro area experienced its lowest unemployment rate since January 2009 of 8.7% and the highest consumer confidence reading since January of 2001, and this was the highest business confidence since the 1985 inception of the Eurozone’s business climate indicator.

The Federal Reserve (the “Fed”) increased the Federal Funds Rate three times in 2017. In October, the Fed started to gradually reduce its $4.5 trillion dollar balance sheet. Then, at the Fed’s December meeting, it signaled three rate hikes for 2018.

Several other major central banks modestly tightened their monetary policies. The Bank of Canada raised rates twice in 2017, in July and September. The Bank of England increased interest rates in November, the first time since 2007. The

1

Portfolio Managers’ Letter (continued)
BALANCED INCOME FUND

European Central Bank announced a further slowdown in the pace of its quantitative easing purchases. Conversely, some emerging markets central banks cut rates, responding to low inflation.

Following a strong rally during the fourth quarter of 2016, the U.S. dollar significantly depreciated for most of 2017. This was a reflection primarily of both political uncertainties and accelerating growth overseas. Overall, the Bloomberg U.S. Dollar Index lost 9.87% during the review period, its largest annual decline since 2003.

The Equity Market

U.S. equities rose consistently throughout 2017, posting multiple new records, supported by expanding global economies, strong corporate earnings, a rally in technology stocks, and expectations of lower taxes. The Dow Jones Industrial Average (“DJIA”) closed at a new high 71 times in 2017, the most closing highs for the DJIA in a single year. In addition, it reached five new 1,000 point milestones. Market volatility remained at historically low levels despite elevated political uncertainty.

Large-caps were the top performing market capitalization segment for the year. The S&P 500 Index and the DJIA returned 21.83% and 28.11% for the year, respectively. Mid-caps (measured by the S&P 400 MidCap Index) and small-caps (measured by the Russell 2000 Index), although lagging, posted double-digit returns for the year of 16.24% and 14.65%, respectively.

2017 was a good year for momentum and growth stocks as well as pure-play passive investments, while low volatility and high dividend strategies lagged. Growth stocks (measured by the S&P 500 Growth Index) significantly outperformed value stocks (measured by the S&P 500 Value Index), up 27.44% versus 15.36%, boosted by the rally in technology stocks.

Nine out of eleven S&P 500 sectors posted double-digit returns for 2017. Information Technology was the strongest sector, up 38.83% as investors focused on an improving economic outlook. Despite late 2017 recoveries, Telecom Services and Energy were slightly negative for the year.

Real estate as a whole lagged the general market due to both the rising interest rate environment and the uncertainty in the retail sector. Well publicized retail bankruptcies and store closures resulted in a sell-off of retail REITs. The Dow Jones US Select REIT Index gained 3.76% for the year.

For the first time in five years, international stocks outperformed U.S. stocks, supported by strong economic growth around the world and continued accommodative central bank policies. U.S. investors overseas enjoyed a positive currency exchange effect due to local currencies appreciation versus the U.S. dollar. Emerging market

2

equities outperformed developed market equities, fueled by investors’ appetite for riskier assets, recovery in commodity prices and rebounding earnings off a low base. Developed markets (measured by the MSCI EAFE Index) and emerging markets (measured by the MSCI EM Index) returned 25.62% and 37.75%, respectively.

The Bond Market

U.S. fixed income markets were positive across the board in 2017, despite three interest rate hikes. The broad U.S. bond market (measured by the ICE BofA ML U.S. Broad Market Index) returned 3.61% for the year.

With a return of 2.43%, Treasuries (measured by the ICE BofA ML Treasury Index) were one of the weakest domestic fixed income markets in 2017. Longer-dated Treasuries, with 15+ year maturities, outperformed at 8.56%, while shorter-dated Treasuries underperformed due to Fed Rate hikes.

The Treasury yield curve flattened considerably in 2017 with majority of the movement occurring on the short-end of the curve. The 2-year Treasury yield, which is more sensitive to central bank policy, rose 70 basis points in 2017 to 1.89%, as the Fed stayed on track with tightening monetary policy. On the other hand, the benchmark 10-year Treasury yield ended the year at 2.41%, 4 basis points lower than it began the year. As a result, the spreads between the 10-year and 2-year yields narrowed in 2017 from 1.26% to 0.52%.

Credit-sensitive fixed income outperformed Treasuries in 2017, benefited from narrowing credit spreads. Strong demand and a positive economic environment buoyed investment grade corporate bonds (measured by the ICE BofA ML Corporate Master Index), which returned 6.47%. Demand was boosted by overseas buyers in their search for higher yields than those available locally.

The high yield bond market (measured by the ICE BofA ML U.S. Cash Pay HY Constrained Index) was the strongest domestic fixed income market for the period, returning 7.47%. In 2017 there was a narrower divergence between lower-rated high yield bonds (CCC-rated and lower) and their higher-rated (BB) counterparts. Leveraged loans (measured by the Credit Suisse Leveraged Loan Index) returned 4.25%.

After being the weakest fixed income sector in 2016, municipal bonds (measured by the ICE BofA ML Municipal Securities Master Index) recovered in 2017, outperforming Treasuries with a return of 5.40%. Municipal bonds rallied into year-end as tax reform legislation reduced future issuance.

Non-U.S. sovereign bond markets (in local currencies) were mostly positive in 2017 with the exception of several European markets, including German Bunds. The depreciating dollar boosted U.S. dollar-denominated returns. The Citi World

3

Portfolio Managers’ Letter (continued)
BALANCED INCOME FUND

Government ex U.S. Bond Index gained 10.33% in U.S. dollar terms in 2017. Emerging market debt (measured by the ICE BofA ML Global Emerging Markets Sovereign Index) performed slightly better, returning 11.90%, benefiting from improving growth within emerging markets and more accommodative monetary policies.

The Fund – Equities

The Fund’s equity returns trailed diversified equity market benchmarks during the past year. Strong performance from a concentrated list of high growth, mainly technology names drove index performance in 2017 (Standard & Poor’s 500 Index 21.83%). The Fund’s strategy of focusing on dividend paying, reasonably priced equities lagged the market’s strong returns. The Fund’s equity segment, which represented 39% of the Fund’s assets as of year-end, posted a solid up 18.7% total return. The Fund emphasizes high dividend yield as the key determinant in stock selection, and follows a disciplined growth-at-a-reasonable price, catalyst-focused investment process seeking out exceptional long-term total return. As of year-end, the Fund’s equity investments reflected a 3.1% dividend yield, well above the 1.9% yield of the S&P 500 Index. Overall stock selection was mixed, with sector allocations also providing some upside. Among key sectors, Energy, Industrials, Healthcare and Technology represented the bright spots for the Fund, contributing most to return. Among the laggards, shares within the Real Estate, Financials, Utilities and Materials sectors hurt performance. Underweighting sectors within Financials and Materials also hurt results. Among market capitalization segments, the Fund’s small-cap stocks outperformed the market, while the large-cap and mid-cap segments underperformed. The Fund had allocated 70% of its equity holdings to large-cap stocks, 14% to mid-cap stocks and 16% to small-cap stocks (ranges defined by Lipper) as of December 29, 2017.

Among top performing individual investments within Energy, shares of refining and marketing firms stood out. Shares of Marathon Petroleum up 31%, PBF Energy up 27%, and Philips 66 up 17% were the strongest individual names. Within Industrials, shares of maritime container leasing company TRITON International was the Fund’s leading overall performer, up 137%, as global containerized shipping rebounded sharply in 2017. Global leaders Honeywell and 3M Companies each rallied 32% on strong product results. In healthcare, strong performance was led by large-cap drugmaker AbbVie up 54% on the sales strength and expansion of its leading drug, Humira. In Technology, shares of Apple rose 46% on strong new iPhone launches and continued strength of its product portfolio. Additionally, market leader Microsoft rose 38% and chipmaker Maxim Integrated rallied 36% on strong earnings and robust growth outlooks.

4

The Fund – Fixed Income

During the review period, the Fund had average bond and cash allocations of 57.0% and 4.0%, respectively. As a percentage of the Fund’s total assets, investment grade corporate bonds were the largest bond allocation at 45.3%, followed by mortgage-backed securities at 6.2%, U.S. government securities at 4.6%, and high yield bonds at 2.5%.

The Fund’s fixed income holdings returned 6.90%, outperforming the 3.63% return of its benchmark, the ICE BofA Merrill Lynch US Corporate, Government and Mortgage Index. The Fund’s overweight in corporate bonds was a positive contributor to performance. As well, the Fund typically holds longer-maturity bonds to meet its income objective. During the review period, longer-maturity bonds outperformed the broad bond market.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

5

Understanding Your Fund’s Expenses (unaudited)
FIRST INVESTORS LIFE SERIES FUNDS

As a mutual fund shareholder, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 in each Fund at the beginning of the period, July 1, 2017, and held for the entire six-month period ended December 31, 2017. The calculations assume that no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

Actual Expense Example:

These amounts help you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid during the period.

To estimate the expenses you paid on your account during this period simply divide your ending account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period”.

Hypothetical Expense Example:

These amounts provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expense example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

6

Fund Expenses (unaudited)
BALANCED INCOME FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 6 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/17)	(12/31/17)	(7/1/17–12/31/17)*
Expense Examples
Actual	$1,000.00	$1,056.39	$5.18
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.17	$5.09

*	Expenses are equal to the annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2017, and are based on the total value of investments.

7

Cumulative Performance Information (unaudited)
BALANCED INCOME FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Balanced Income Fund, the ICE BofAML U.S. Corporate, Government & Mortgage Index and the Standard & Poor’s 500 Index.

The graph compares a $10,000 investment in the First Investors Life Series Balanced Income Fund beginning 11/2/15 (commencement of operations) with theoretical investments in the ICE BofAML U.S. Corporate, Government & Mortgage Index and the Standard & Poor’s 500 Index (the “Indices”). The ICE BofAML U.S. Corporate, Government & Mortgage Index tracks the performance of U.S. dollar denominated investment grade debt publicly issued in the US domestic market, including U.S. Treasuries, quasi-government securities, corporates, covered bonds and residential mortgage pass-through securities. The Standard & Poor’s 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in these Indices. In addition, the Indices do not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

* Average Annual Total Return figures are for the periods ended 12/31/17. During the periods shown, some of the expenses of the Fund were waived. If such expenses had been paid by the Fund, the Average Annual Total Returns for One Year and Since Inception would have been 9.41% and 6.48%, respectively.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Intercontinental Exchange and Standard & Poor’s. All other figures are from Foresters Investment Management Company, Inc.

8

Portfolio of Investments
BALANCED INCOME FUND
December 31, 2017

Principal
Amount	Security	Value
	CORPORATE BONDS—47.7%
	Automotive—1.4%
$100M	O’Reilly Automotive, Inc., 3.55%, 3/15/2026	$ 101,204
	Chemicals—1.5%
100M	Dow Chemical Co., 3.5%, 10/1/2024	103,034
	Energy—7.5%
50M	BP Capital Markets, PLC, 3.216%, 11/28/2023	51,116
100M	Enterprise Products Operating, 7.55%, 4/15/2038	140,472
100M	Kinder Morgan Energy Partners, LP, 3.45%, 2/15/2023	100,620
100M	Magellan Midstream Partners, LP, 5%, 3/1/2026	111,264
100M	Valero Energy Corp., 6.625%, 6/15/2037	132,189
		535,661
	Financial Services—4.5%
100M	American International Group, Inc., 3.75%, 7/10/2025	103,266
100M	Brookfield Finance, Inc., 4%, 4/1/2024	103,662
100M	General Motors Financial Co., Inc., 5.25%, 3/1/2026	110,141
		317,069
	Financials—10.3%
100M	Bank of America Corp., 4.1%, 7/24/2023	106,274
100M	Citigroup, Inc., 3.7%, 1/12/2026	103,129
50M	Deutsche Bank AG, 3.7%, 5/30/2024	50,407
50M	Goldman Sachs Group, Inc., 3.625%, 1/22/2023	51,711
100M	JPMorgan Chase & Co., 6.4%, 5/15/2038	137,858
100M	Morgan Stanley, 4%, 7/23/2025	104,807
50M	U.S. Bancorp, 3.6%, 9/11/2024	51,842
100M	Wells Fargo & Co., 5.606%, 1/15/2044	123,565
		729,593
	Food/Beverage/Tobacco—1.4%
100M	PepsiCo, Inc., 3.45%, 10/6/2046	97,275
	Forest Products/Containers—.7%
50M	Packaging Corp. of America, 3.4%, 12/15/2027	50,228
	Information Technology—3.2%
100M	Corning, Inc., 7.25%, 8/15/2036	124,841
100M	Microsoft Corp., 3.7%, 8/8/2046	104,527
		229,368

9

Portfolio of Investments (continued)
BALANCED INCOME FUND
December 31, 2017

Principal
Amount or
Shares	Security	Value
	Real Estate—7.8%
$100M	Alexandria Real Estate Equities, Inc., 3.95%, 1/15/2028	$ 102,317
100M	Boston Properties, LP, 2.75%, 10/1/2026	94,517
50M	Essex Portfolio, LP, 3.875%, 5/1/2024	51,889
100M	Realty Income Corp., 3.25%, 10/15/2022	101,718
50M	Simon Property Group, LP, 3.375%, 10/1/2024	51,076
50M	Vornado Realty, LP, 3.5%, 1/15/2025	49,953
100M	Welltower, Inc., 4%, 6/1/2025	103,565
		555,035
	Retail-General Merchandise—2.3%
	Amazon.com, Inc.:
50M	4.8%, 12/5/2034	58,859
100M	4.05%, 8/22/2047 (a)	108,245
		167,104
	Telecommunications—1.4%
100M	Verizon Communications, Inc., 4.272%, 1/15/2036	99,791
	Transportation—3.1%
100M	Cummins, Inc., 4.875%, 10/1/2043	120,166
100M	Southwest Airlines Co., 3%, 11/15/2026	97,264
		217,430
	Utilities—2.6%
100M	Commonwealth Edison Co., 5.9%, 3/15/2036	131,320
50M	Oklahoma Gas & Electric Co., 4%, 12/15/2044	52,354
		183,674
Total Value of Corporate Bonds (cost $3,329,865)		3,386,466
	COMMON STOCKS—39.4%
	Consumer Discretionary—3.3%
600	Acushnet Holdings Corp.	12,648
1,100	DSW, Inc. – Class “A”	23,551
550	Ford Motor Co.	6,869
300	HSN, Inc.	12,105
600	L Brands, Inc.	36,132
100	Newell Brands, Inc.	3,090
500	Nordstrom, Inc.	23,690
700	Tapestry, Inc.	30,961

10

Shares	Security	Value
	Consumer Discretionary (continued)
550	Tupperware Brands Corp.	$ 34,485
100	Whirlpool Corp.	16,864
300	Wyndham Worldwide Corp.	34,761
		235,156
	Consumer Staples—6.0%
1,050	Altria Group, Inc.	74,980
800	B&G Foods, Inc.	28,120
600	Coca-Cola Co.	27,528
1,226	Koninklijke Ahold Delhaize NV (ADR)	26,984
300	Nu Skin Enterprises, Inc. – Class “A”	20,469
500	PepsiCo, Inc.	59,960
750	Philip Morris International, Inc.	79,238
350	Procter & Gamble Co.	32,158
500	Sysco Corp.	30,365
500	Wal-Mart Stores, Inc.	49,375
		429,177
	Energy—2.4%
100	Chevron Corp.	12,519
200	ExxonMobil Corp.	16,728
500	Marathon Petroleum Corp.	32,990
200	Occidental Petroleum Corp.	14,732
600	PBF Energy, Inc. – Class “A”	21,270
100	Phillips 66	10,115
300	Royal Dutch Shell, PLC – Class “A” (ADR)	20,013
200	Schlumberger, Ltd.	13,478
800	Suncor Energy, Inc.	29,376
		171,221
	Financials—5.2%
300	Ameriprise Financial, Inc.	50,841
500	Berkshire Hills Bancorp, Inc.	18,300
200	Chubb, Ltd.	29,226
600	Discover Financial Services	46,152
500	Hamilton Lane, Inc. – Class “A”	17,695
500	JPMorgan Chase & Co.	53,470
600	MetLife, Inc.	30,336
250	PNC Financial Services Group, Inc.	36,072

11

Portfolio of Investments (continued)
BALANCED INCOME FUND
December 31, 2017

Shares	Security	Value
	Financials (continued)
600	U.S. Bancorp	$ 32,148
1,400	Waddell & Reed Financial, Inc. – Class “A”	31,276
350	Wells Fargo & Co.	21,235
		366,751
	Health Care—5.2%
850	Abbott Laboratories	48,509
800	AbbVie, Inc.	77,368
1,000	GlaxoSmithKline, PLC (ADR)	35,470
500	Johnson & Johnson	69,860
900	Koninklijke Philips NV (ADR)	34,020
650	Merck & Co., Inc.	36,575
1,800	Pfizer, Inc.	65,196
		366,998
	Industrials—4.8%
300	3M Co.	70,611
1,200	General Electric Co.	20,940
300	Honeywell International, Inc.	46,008
800	Johnson Controls International, PLC	30,488
200	Lockheed Martin Corp.	64,210
600	Mobile Mini, Inc.	20,700
1,800	Triton International, Ltd.	67,410
150	United Technologies Corp.	19,136
		339,503
	Information Technology—5.4%
500	Apple, Inc.	84,615
1,450	Cisco Systems, Inc.	55,535
700	Intel Corp.	32,312
900	Maxim Integrated Products, Inc.	47,052
1,050	Microsoft Corp.	89,817
700	QUALCOMM, Inc.	44,814
1,250	Travelport Worldwide, Ltd.	16,338
200	Western Digital Corp.	15,906
		386,389

12

Shares or
Principal
Amount	Security	Value
	Materials—1.1%
700	International Paper Co.	$ 40,558
150	Praxair, Inc.	23,202
300	RPM International, Inc.	15,726
		79,486
	Real Estate—2.7%
1,800	Brixmor Property Group, Inc. (REIT)	33,588
650	Chesapeake Lodging Trust (REIT)	17,609
200	Federal Realty Investment Trust (REIT)	26,562
800	GGP, Inc. (REIT)	18,712
1,042	RLJ Lodging Trust (REIT)	22,893
1,300	Tanger Factory Outlet Centers, Inc. (REIT)	34,463
850	Urstadt Biddle Properties, Inc. (REIT)	18,479
1,400	Whitestone REIT (REIT)	20,174
		192,480
	Telecommunication Services—1.3%
1,150	AT&T, Inc.	44,712
900	Verizon Communications, Inc.	47,637
		92,349
	Utilities—2.0%
400	Black Hills Corp.	24,044
500	Duke Energy Corp.	42,055
600	Exelon Corp.	23,646
900	NiSource, Inc.	23,103
400	WEC Energy Group, Inc.	26,572
		139,420
Total Value of Common Stocks (cost $2,369,886)		2,798,930
	RESIDENTIAL MORTGAGE-BACKED
	SECURITIES—4.8%
	Fannie Mae:
$197M	3.5%, 6/1/2046	202,857
92M	4%, 3/1/2047	95,932
36M	4.5%, 1/1/2047	38,242
Total Value of Residential Mortgage-Backed Securities (cost $343,738)		337,031

13

Portfolio of Investments (continued)
BALANCED INCOME FUND
December 31, 2017

Shares or
Principal
Amount	Security	Value
	EXCHANGE TRADED FUNDS—2.2%
1,820	iShares iBoxx USD High Yield Corporate Bond ETF (ETF)
	(cost $154,357)	$ 158,813
	PASS-THROUGH CERTIFICATES—1.4%
	Transportation
$100M	American Airlines 17-2 AA PTT, 3.35%, 10/15/2029 (cost $100,815)	101,193
	SHORT-TERM U.S. GOVERNMENT AGENCY
	OBLIGATIONS—2.1%
150M	Federal Home Loan Bank, 1.25%, 2/2/2018 (cost $149,833)	149,831
Total Value of Investments (cost $6,448,494)	97.6%	6,932,264
Other Assets, Less Liabilities	2.4	170,148
Net Assets	100.0%	$7,102,412

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933 (see Note 5).

Summary of Abbreviations:
	ADR	American Depositary Receipts
	ETF	Exchange Traded Fund
	REIT	Real Estate Investment Trust
	PTT	Pass-Through Trust
	USD	United States Dollar

Futures contracts outstanding at December 31, 2017:

				Value at	Unrealized
Number of			Notional	December 31,	Appreciation
Contracts	Type	Expiration	Amount	2017	(Depreciation)
(1)	5 Year U.S.	Mar. 2018	$(116,492)	$(116,177)	$ 315
	Treasury Note
(5)	10 Year U.S.	Mar. 2018	(622,149)	(620,298)	1,851
	Treasury Note
(1)	U.S. Treasury	Mar. 2018	(152,969)	(153,013)	(44)
	Long Bond
(Premium received $89)					$2,122

14

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets or liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$3,386,466	$—	$3,386,466
Common Stocks	2,798,930	—	—	2,798,930
Residential Mortgage-Backed
Securities	—	337,031	—	337,031
Exchange Traded Funds	158,813	—	—	158,813
Pass-Through Certificates	—	101,193	—	101,193
Short-Term U.S. Government
Agency Obligations	—	149,831	—	149,831
Total Investments in Securities*	$2,957,743	$3,974,521	$—	$6,932,264

Other Assets
Futures Contracts	$2,211	$—	$—	$2,211

*	The Portfolio of Investments provides information on the industry categorization for corporate bonds, common stocks and pass-through certificates.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended December 31,
2017. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	15

Portfolio Managers’ Letter
COVERED CALL STRATEGY FUND

Dear Investor:

This is the annual report for the First Investors Life Series Covered Call Strategy Fund for the year ended December 31, 2017. During the year, t he Fund’s return on a net asset value basis was 11.07%, including dividends of 4.3 cents per share.

Market Environment

Supported by above average earnings growth and the largest tax reform package since President Ronald Reagan, the S&P 500 Index returned 21.8% during 2017. The underlying fundamentals have been strong, with unemployment at 4.1% (the lowest in 17 years), consumer confidence touching 14-year highs during the year, and the ISM Manufacturing Index reaching its highest level since 2004. With global growth among developed and emerging markets becoming more synchronized than it has been in six years, corporate earnings are expected to post another year of above trend growth in 2018. The tax package will provide an additional boost to earnings, particularly for high tax stocks. Stock market trailing price-to-earnings ratios are likely to remain elevated during 2018, as stocks are likely to begin pricing in this benefit, while the actual earnings boost won’t be fully reflected in trailing earnings until the end of the year.

Performance Discussion

During the fourth quarter, the Fund returned 4.20% gross of fees, an excess return of 141 basis points (“bps”) over the covered call benchmark (BXM Index) return of 2.79%. The positive excess return was due to both call option selection and stock selection. The actively managed call options in the Fund outperformed the rules-based call options in the benchmark by 136 bps during the quarter, as the Fund’s active process allowed the call options to be rolled up more frequently as the market rallied. In addition, the average implied volatility of the single stock call options in the Fund was 18.1% at year-end, versus 7.3% for the index options in the BXM, providing the Fund with more attractive call premiums in the low volatility environment.

The stocks in the Fund outperformed the stocks in the benchmark by five bps during the quarter. The underperformance of high tax stocks presented us with an opportunity, as these companies tend to be domestically focused, high quality companies trading at attractive valuations; companies we tend to favor regardless of whether tax reform would pass or not. We took this opportunity to buy six new stocks and add to four existing positions during the quarter. As corporate tax reform began to get priced into the market, these stocks added value. Despite the ensuing rally in high tax stocks, many of these companies continue to trade at attractive valuations relative to the market.

Highlighting the advantage of the Fund’s active option process relative to the rules-based BXM Index, the call options in the Fund outperformed the BXM Index call options by 502 bps during the year, for the same reasons described above for Q4. Due to the Fund’s value bias, stocks in the Fund underperformed the stocks in the benchmark by 564 bps during the year, as growth stocks outperformed by a wide margin. However, the Fund’s

16

stocks outperformed large-cap value stocks by 84 bps during the year. Allocation made a positive contribution during the year as the Fund remained underweight the underperforming bond-proxy sectors (Utilities, Telecom, Real Estate, Consumer Staples) in anticipation of the Federal Reserve continuing its tightening cycle. Stock selection was negative within Healthcare and Information Technology, but made a positive contribution to returns in Financials and Energy.

Outlook

We begin 2018 with attractively priced stocks with strong fundamentals. The forward P/E ratio of the Fund’s stocks is 15.5 versus 18.3 for the S&P 500. The biggest beneficiaries of corporate tax reform are companies with the highest effective tax rates. We have positioned the Fund to take advantage of this opportunity, as many of these companies underperformed the market during 2017 (in spite of Q4 outperformance), have attractive valuations and are likely to return more capital to shareholders in the form of dividends and share buybacks. These companies may also use the tax windfall to boost capex spending. Therefore, we have positioned the Fund toward companies likely to benefit, particularly industrials, but also Energy and Telecom. An infrastructure package would be an additional tailwind to such stocks. S&P 500 Index profit margins are at record levels, but could come under pressure if the stronger labor market creates rising wages, particularly for consumer-related stocks as they tend to have a higher sensitivity to rising wage cost pressures.

In addition to an underweight in Consumer stocks, the Fund is also underweight the bond-proxy sectors (Utilities, Staples, Real Estate), as these sectors tend to underperform as interest rates rise. Given the underlying strength in the economy coupled with stimulus from tax reform, the Fed is likely to continue with rate increases in 2018. Due to the positive economic backdrop, as well as the undervalued nature of the stocks in the Fund, we have positioned the call options 3.2% above existing stock prices, on average, in order to participate in the upside as we begin 2018. We continue to believe reasonably priced large-cap stocks offer the best risk/reward potential, especially when combined with call premiums that can help stabilize returns and provide downside protection. Over the past 20 years, the most opportune times to invest in covered call strategies have been when market’s valuation was above average, as it is now.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

17

Fund Expenses (unaudited)
COVERED CALL STRATEGY FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 6 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/17)	(12/31/17)	(7/1/17–12/31/17)*
Expense Examples
Actual	$1,000.00	$1,066.85	$5.47
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,019.92	$5.35

*	Expenses are equal to the annualized expense ratio of 1.05%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2017, and are based on the total value of investments.

18

Cumulative Performance Information (unaudited)
COVERED CALL STRATEGY FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Covered Call Strategy Fund and CBOE Standard & Poor’s 500 BuyWrite Index.

The graph compares a $10,000 investment in the First Investors Life Series Covered Call Strategy Fund beginning 5/2/16 (commencement of operations) with theoretical investment in CBOE Standard & Poor’s 500 BuyWrite Index (the “Index”). The Index is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index. The index is a passive total return index based on (1) buying an S&P 500 stock index portfolio, and (2) “writing” (or selling) the near-term S&P 500 Index (“SPX”) “covered” call option, generally on the third Friday of each month. The SPX call written will have about one month remaining to expiration, with an exercise price just above the prevailing index level (i.e., slightly out of the money). The SPX call is held until expiration and cash settled, at which time a new one-month, near-the-money call is written. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

* Average Annual Total Return figures are for the periods ended 12/31/17.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. ICE BofAML U.S. Corporate, Government & Mortgage Index figures are from Bank of America Merrill Lynch & Co. and Standard & Poor’s 500 Index figures are from Standard & Poor’s and all other figures are from Foresters Investment Management Company, Inc.

19

Portfolio of Investments
COVERED CALL STRATEGY FUND
December 31, 2017

Shares	Security	Value
	COMMON STOCKS—99.2%
	Consumer Discretionary—11.1%
3,500	CBS Corp. – Class “B”	$ 206,500
1,300	Home Depot, Inc.	246,389
4,800	Time Warner, Inc.	439,056
2,200	Whirlpool Corp.	371,008
		1,262,953
	Consumer Staples—2.2%
2,600	Dr. Pepper Snapple Group, Inc.	252,356
	Energy—10.2%
2,700	Chevron Corp.	338,013
10,400	Halliburton Co.	508,248
17,400	Kinder Morgan, Inc.	314,418
		1,160,679
	Financials—19.7%
3,500	American Express Co.	347,585
19,100	Bank of America Corp.	563,832
700	BlackRock, Inc.	359,597
5,200	JPMorgan Chase & Co.	556,088
7,900	Morgan Stanley	414,513
		2,241,615
	Health Care—13.8%
1,700	Allergan, PLC	278,086
3,500	Bristol-Myers Squibb Co.	214,480
5,600	Medtronic, PLC	452,200
4,100	Merck & Co., Inc.	230,707
10,900	Pfizer, Inc.	394,798
		1,570,271
	Industrials—16.3%
4,500	Delta Air Lines, Inc.	252,000
3,000	Honeywell International, Inc.	460,080
700	Lockheed Martin Corp.	224,735
1,200	Parker Hannifin Corp.	239,496
2,700	Union Pacific Corp.	362,070
2,700	United Parcel Service, Inc. – Class “B”	321,705
		1,860,086

20

Shares	Security		Value
	Information Technology—16.9%
2,900	Apple, Inc.		$ 490,767
1,200	Broadcom, Ltd.		308,280
8,800	Cisco Systems, Inc.		337,040
9,000	Intel Corp.		415,440
8,000	Oracle Corp.		378,240
			1,929,767
	Materials—6.4%
6,700	DowDuPont, Inc.		477,174
3,900	Nucor Corp.		247,962
			725,136
	Telecommunication Services—2.6%
7,600	AT&T, Inc.		295,488
Total Value of Common Stocks (cost $9,760,534)		99.2%	11,298,351
Other Assets, Less Liabilities		.8	85,868
Net Assets		100.0%	$11,384,219

21

Portfolio of Investments (continued)
COVERED CALL STRATEGY FUND
December 31, 2017

	Expiration	Exercise
CALL OPTIONS WRITTEN—1.4%	Date	Price	Contracts	Value
Allergan, PLC	1/19/18	$180.00	17	$ 884
American Express Co.	1/19/18	100.00	1	159
Apple, Inc.	1/19/18	180.00	29	696
AT&T, Inc.	6/15/18	42.00	76	5,928
Bank of America Corp.	1/19/18	30.00	191	8,022
BlackRock, Inc.	7/20/18	540.00	7	11,550
Bristol-Myers Squibb Co.	2/16/18	65.00	35	3,780
Broadcom, Ltd.	1/19/18	290.00	7	210
Broadcom, Ltd.	1/19/18	270.00	5	850
CBS Corp. — Class “B”	1/12/18	63.00	35	578
Chevron Corp.	2/16/18	125.00	27	8,559
Cisco Systems, Inc.	2/16/18	40.00	82	3,280
Cisco Systems, Inc.	2/16/18	38.00	6	696
Delta Air Lines, Inc	1/19/18	57.50	45	3,600
DowDuPont, Inc.	1/19/18	72.50	67	3,685
Dr. Pepper Snapple Group, Inc.	2/16/18	100.00	1	158
Dr. Pepper Snapple Group, Inc.	2/16/18	92.50	25	14,625
Halliburton Co.	1/5/18	47.50	79	11,850
Halliburton Co.	2/16/18	50.00	25	3,450
Home Depot, Inc.	2/16/18	195.00	13	3,003
Honeywell International, Inc.	3/16/18	160.00	30	5,460
Intel Corp.	1/19/18	46.50	90	6,930
JPMorgan Chase & Co.	1/12/18	112.00	52	1,508
Kinder Morgan, Inc	1/19/18	19.00	174	1,914
Lockheed Martin Corp.	1/19/18	315.00	7	5,810
Medtronic, PLC	1/12/18	83.50	54	729
Medtronic, PLC	1/19/18	82.50	2	108
Merck & Co., Inc.	1/19/18	57.50	41	1,271
Morgan Stanley	2/16/18	55.00	79	5,056
Nucor Corp.	1/19/18	65.00	1	99
Nucor Corp	1/19/18	62.50	38	8,892
Oracle Corp.	2/16/18	49.00	2	82
Parker Hannifin Corp.	5/18/18	210.00	12	6,900
Pfizer, Inc.	3/16/18	37.00	109	6,322
Time Warner, Inc	1/19/18	100.00	33	198
Time Warner, Inc	3/16/18	100.00	2	90
Time Warner, Inc	7/20/18	100.00	13	3,575
Union Pacific Corp.	1/19/18	135.00	13	3,055
Union Pacific Corp.	2/16/18	140.00	14	3,542
United Parcel Service, Inc. — Class “B”	1/12/18	125.00	7	84

22

	Expiration	Exercise
CALL OPTIONS WRITTEN (continued)	Date	Price	Contracts	Value
United Parcel Service, Inc. — Class “B”	1/19/18	$125.00	2	$ 58
United Parcel Service, Inc. — Class “B”	2/16/18	125.00	18	2,214
Whirlpool Corp.	1/19/18	175.00	1	80
Whirlpool Corp.	1/19/18	170.00	21	5,145
Total Value of Call Options Written (premium received $152,375)				$154,684

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$11,298,351	$—	$—	$11,298,351
Liabilities
Call Options Written	$(154,684)	$—	$—	$(154,684)

*	The Portfolio of Investments provides information on the industry categorization for common stocks.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended December 31,
2017. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	23

Portfolio Manager’s Letter
EQUITY INCOME FUND

Dear Investor:

This is the annual report for First Investors Life Series Equity Income Fund for the year ended December 31, 2017. During the year, the Fund’s return on a net asset value basis was 15.52%, including dividends of 42.3 cents per share and capital gains of 50.6 cents per share.

Economic Overview

The past 12 months ending December 31, 2017, have been filled with multiple key political events, including: elections in France, the United Kingdom, Germany and Japan, the Catalonian independence referendum, and Brexit negotiations as well as the start of Donald Trump’s Presidency with anticipations of policy changes. This time period was also characterized by elevated geopolitical tensions with North Korea, coupled with the devastating effects of several hurricanes. Despite these activities, corporate earnings rose, oil prices rebounded and global economic data was mostly positive, fueling the global equity rally.

The U.S. economy expanded at an annualized rate of 2.67% for 2017, the strongest growth rate in more than three years. The domestic labor market continued to tighten as it approaches full employment. The unemployment rate dropped to 4.1%, the lowest jobless rate in 17 years. Wage growth continues to improve, albeit very slowly. December inflation figures increased to 2.1%, remaining lower than their reading from earlier this year. Consumer sentiment and business activity were strong for the majority of the period. Although slowing slightly in the fourth quarter, the ISM Manufacturing Purchasing Managers’ Index reached its highest reading since May of 2004 of 60.8 in September, boosted by a rise in new orders, production and employment. Corporate earnings continued to rebound from a weak 2015.

International markets enjoyed healthy economic data as well, including synchronized growth acceleration, dramatically rising employment numbers and stronger PMIs across all regions. The Euro area experienced its lowest unemployment rate since January 2009 of 8.7% and the highest consumer confidence reading since January of 2001, and this was the highest business confidence since the 1985 inception of the Eurozone’s business climate indicator.

The Federal Reserve (the “Fed”) increased the Federal Funds Rate three times in 2017. In October, the Fed started to gradually reduce its $4.5 trillion dollar balance sheet. Then, at the Fed’s December meeting, it signaled three rate hikes for 2018.

Several other major central banks modestly tightened their monetary policies. The Bank of Canada raised rates twice in 2017, in July and September. The Bank of England increased interest rates in November, the first time since 2007. The European Central Bank announced a further slowdown in the pace of its quantitative easing purchases. Conversely, some emerging markets central banks cut rates, responding to low inflation.

24

Following a strong rally during the fourth quarter of 2016, the U.S. dollar significantly depreciated for most of 2017. This was a reflection primarily of both political uncertainties and accelerating growth overseas. Overall, the Bloomberg U.S. Dollar Index lost 9.87% during the review period, its largest annual decline since 2003.

The Equity Market

U.S. equities rose consistently throughout 2017, posting multiple new records, supported by expanding global economies, strong corporate earnings, a rally in technology stocks, and expectations of lower taxes. The Dow Jones Industrial Average (“DJIA”) closed at a new high 71 times in 2017, the most closing highs for the DJIA in a single year. In addition, it reached five new 1,000 point milestones. Market volatility remained at historically low levels despite elevated political uncertainty.

Large-caps were the top performing market capitalization segment for the year. The S&P 500 Index and the DJIA returned 21.83% and 28.11% for the year, respectively. Mid-caps (measured by the S&P 400 MidCap Index) and small-caps (measured by the Russell 2000 Index), although lagging, posted double-digit returns for the year of 16.24% and 14.65%, respectively.

2017 was a good year for momentum and growth stocks as well as pure-play passive investments, while low volatility and high dividend strategies lagged. Growth stocks (measured by the S&P 500 Growth Index) significantly outperformed value stocks (measured by the S&P 500 Value Index), up 27.44% versus 15.36%, boosted by the rally in technology stocks.

Nine out of eleven S&P 500 sectors posted double-digit returns for 2017. Information Technology was the strongest sector, up 38.83% as investors focused on an improving economic outlook. Despite late 2017 recoveries, Telecom Services and Energy were slightly negative for the year.

Real estate as a whole lagged the general market due to both the rising interest rate environment and the uncertainty in the retail sector. Well publicized retail bankruptcies and store closures resulted in a sell-off of retail REITs. The Dow Jones US Select REIT Index gained 3.76% for the year.

For the first time in five years, international stocks outperformed U.S. stocks, supported by strong economic growth around the world and continued accommodative central bank policies. U.S. investors overseas enjoyed a positive currency exchange effect due to local currencies appreciation versus the U.S. dollar. Emerging market equities outperformed developed market equities, fueled by investors’ appetite for riskier assets, recovery in commodity prices and rebounding earnings off a low base. Developed markets (measured by the MSCI EAFE Index) and emerging markets (measured by the MSCI EM Index) returned 25.62% and 37.75%, respectively.

25

Portfolio Manager’s Letter (continued)
EQUITY INCOME FUND

The Fund

The First Investors Equity Income Fund invests in dividend growth stocks. This year, with increased interest rate volatility, the Fund’s highest-yielding stocks underperformed as the yield on the 10-year U.S. Treasury note has steadily risen over 2.6% as we start 2018.

The Fund’s investments in Energy had strong performance relative to the Index. With oil up roughly 43% since the lows in June of 2017, the returns of our Energy names outperformed the underlying commodity. Royal Dutch Shell was up over 29%, while paying over $3.00 a share in dividends. The company has taken advantage of the rise in crude oil prices and refining margins. Recent storm disruptions in the Gulf of Mexico have forced a temporary shutdown in refining capacity and led to a rise in margins across the industry. Royal Dutch has also benefited from strong global demand from their chemical division especially in Asia where Consumer, Construction and Packaging sectors are all increasing their demand for chemicals. Marathon Petroleum was up over 34%, also benefiting from increasing margins and growing earnings and cash flow. Marathon recently raised its dividend by 11% and the board recently expanded the share repurchase authorization of $3 billion.

Our investments in semiconductor manufacturers in early 2016 have performed well for the Fund. Lam Research was our highest relative performer compared to the Index, and Applied Materials was the second-highest contributor to Fund returns. We were able to correctly identify a new spending cycle for semiconductor equipment: 3D NAND and the adoption of OLED (organic light-emitting diode) display for mobile devices and television. 3D NAND is the next generation of memory chips that will allow for both faster and greater capacity in flash storage. 3D NAND is being widely adopted as the industry standard and we expect this growth to continue for several years. OLED is widely recognized as the best display for both mobile devices and TVs. Apple has recently adopted OLED for iPhone X and Samsung is currently using OLED in its mobile devices. We believe that improving manufacturing yields and lower prices will lead to a large adoption of OLED televisions in the coming years.

The new paradigm shift we are now seeing is demand from China. Historically, China has not been a player in semiconductor manufacturing, but they are spending heavily to become a factor in global foundry production. With this new market to sell into, and the adaptation of new technologies such as Artificial Intelligence and Autonomous Cars, we think the new peak for earnings for these semiconductor manufacturers should be materially higher in future years than at any point in their past.

In anticipation of rising interest rates, the Fund has expanded its commitment to regional banks over the past year-and-a-half. Rising rates allow banks to expand their margins and a growing economy leads to opportunities to grow loans over time, and our mandate allows us to invest in small- and mid-cap banking stocks which have a higher likelihood

26

of being acquired. Citizens Financial, a mid-cap bank with over $150 billion in assets primarily in the Northeast and Midwest, was up over 20% in the past 12 months. The stock price appreciation began in earnest after the 2016 election, but solid earnings and loan growth have helped to keep earnings growing.

Domestic banks are also expected to be one of the biggest beneficiaries of the new tax reform. PNC Financial, a large-cap bank with over $260 billion in assets, was up 52% in the past year. Core retail banking drives the bulk of its earnings, but PNC also benefits from its strong asset management business. PNC also has an asset in owning almost 25% of BlackRock, the world’s largest publicly traded asset management firm.

The Fund’s biggest underperformance came from our underweight in Apple compared to the Index and from not owning three large-cap non-dividend-paying Technology stocks that are in the top 10 in terms of size in the S&P 500 Index. The S&P 500 Index currently has Apple weighted at over 3.5% of the Index. While we like Apple, and the stock has done well, we don’t feel it is worthy of that type of weighting.

Amazon, on the other hand, was up over 55% this past year, Facebook 53% and Google over 32%. These stocks provided outperformance for the S&P 500 Index, but they do not pay a dividend. Our focus remains on investing for both capital appreciation and yield.

While dividend-paying stocks were out of favor in 2017, we still believe dividend-paying stocks should be a focus for any investor. Dividend-paying stocks tend to outperform non-dividend-paying stocks when interest rates are either rising or falling. If we look at stock returns since the 1970’s, dividend-paying stocks have outperformed the S&P 500 Index. The Fund is focused on finding those stocks that have the potential to provide not only yield and stability, but also dividend growth and appreciation.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

27

Fund Expenses (unaudited)
EQUITY INCOME FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 6 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/17)	(12/31/17)	(7/1/17–12/31/17)*
Expense Examples
Actual	$1,000.00	$1,092.92	$4.22
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.18	$4.08

*	Expenses are equal to the annualized expense ratio of .80%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2017, and are based on the total value of investments.

28

Cumulative Performance Information (unaudited)
EQUITY INCOME FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Equity Income Fund and the Standard & Poor’s 500 Index.

The graph compares a $10,000 investment in the First Investors Life Series Equity Income Fund beginning 12/31/07 with a theoretical investment in the Standard & Poor’s 500 Index (the “Index”). The Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/17.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Standard & Poor’s and all other figures are from Foresters Investment Management Company, Inc.

29

Portfolio of Investments
EQUITY INCOME FUND
December 31, 2017

Shares	Security	Value
	COMMON STOCKS—95.5%
	Consumer Discretionary—7.7%
17,000	Acushnet Holdings Corp.	$ 358,360
13,200	American Eagle Outfitters, Inc.	248,160
4,800	Aptiv, PLC	407,184
3,400	Big Lots, Inc.	190,910
6,787	CBS Corp. – Class “B”	400,433
30,400	Comcast Corp. – Special Shares “A”	1,217,520
42,350	Ford Motor Co.	528,951
6,950	Home Depot, Inc.	1,317,234
8,180	HSN, Inc.	330,063
2,800	L Brands, Inc.	168,616
5,900	McDonald’s Corp.	1,015,508
9,537	Newell Brands, Inc.	294,693
2,600	Oxford Industries, Inc.	195,494
19,700	Regal Entertainment Group – Class “A”	453,297
14,300	Tapestry, Inc.	632,489
5,316	Time Warner, Inc.	486,254
3,600	Tupperware Brands Corp.	225,720
4,300	Walt Disney Co.	462,293
1,400	Whirlpool Corp.	236,096
7,500	Wyndham Worldwide Corp.	869,025
		10,038,300
	Consumer Staples—9.6%
20,500	Altria Group, Inc.	1,463,905
15,900	B&G Foods, Inc.	558,885
17,800	Coca-Cola Co.	816,664
12,000	CVS Health Corp.	870,000
5,850	Dr. Pepper Snapple Group, Inc.	567,801
7,300	Kimberly-Clark Corp.	880,818
21,282	Koninklijke Ahold Delhaize NV (ADR)	468,417
3,666	Kraft Heinz Co.	285,068
12,300	PepsiCo, Inc.	1,475,016
16,500	Philip Morris International, Inc.	1,743,225
11,300	Pinnacle Foods, Inc.	672,011
14,200	Procter & Gamble Co.	1,304,696
14,600	Wal-Mart Stores, Inc.	1,441,750
		12,548,256

30

Shares	Security	Value
	Energy—7.9%
17,500	Chevron Corp.	$ 2,190,825
16,150	ConocoPhillips	886,473
16,500	Devon Energy Corp.	683,100
15,600	ExxonMobil Corp.	1,304,784
12,900	Marathon Petroleum Corp.	851,142
18,100	Occidental Petroleum Corp.	1,333,246
15,800	PBF Energy, Inc. – Class “A”	560,110
14,700	Royal Dutch Shell, PLC – Class “A” (ADR)	980,637
10,900	Schlumberger, Ltd.	734,551
20,400	Suncor Energy, Inc.	749,088
		10,273,956
	Financials—18.2%
29,700	AllianceBernstein Holding, LP (MLP)	743,985
6,650	American Express Co.	660,411
7,700	American International Group, Inc.	458,766
4,950	Ameriprise Financial, Inc.	838,876
16,400	Bank of New York Mellon Corp.	883,304
20,150	Berkshire Hills Bancorp, Inc.	737,490
11,867	Chubb, Ltd.	1,734,125
14,100	Citizens Financial Group, Inc.	591,918
9,600	Comerica, Inc.	833,376
12,550	Discover Financial Services	965,346
22,270	Financial Select Sector SPDR Fund (ETF)	621,556
9,400	IBERIABANK Corp.	728,500
16,800	Invesco, Ltd.	613,872
21,500	iShares S&P U.S. Preferred Stock Index Fund (ETF)	818,505
24,000	JPMorgan Chase & Co.	2,566,560
19,200	MetLife, Inc.	970,752
21,600	Old National Bancorp of Indiana	376,920
9,400	PNC Financial Services Group, Inc.	1,356,326
11,900	Prosperity Bancshares, Inc.	833,833
11,500	SPDR S&P Regional Banking (ETF)	676,775
29,900	Sterling Bancorp	735,540
5,400	Travelers Cos., Inc.	732,456
20,900	U.S. Bancorp	1,119,822
20,300	Waddell & Reed Financial, Inc. – Class “A”	453,502
42,450	Wells Fargo & Co.	2,575,442
		23,627,958

31

Portfolio of Investments (continued)
EQUITY INCOME FUND
December 31, 2017

Shares	Security	Value
	Health Care—12.8%
22,600	Abbott Laboratories	$ 1,289,782
16,300	AbbVie, Inc.	1,576,373
4,400	Aetna, Inc.	793,716
5,592	Baxter International, Inc.	361,467
10,500	Gilead Sciences, Inc.	752,220
10,050	GlaxoSmithKline, PLC (ADR)	356,474
18,650	Johnson & Johnson	2,605,778
16,300	Koninklijke Philips NV (ADR)	616,140
12,412	Medtronic, PLC	1,002,269
35,420	Merck & Co., Inc.	1,993,083
74,585	Pfizer, Inc.	2,701,469
17,300	Phibro Animal Health Corp. – Class “A”	579,550
3,850	Thermo Fisher Scientific, Inc.	731,038
3,600	UnitedHealth Group, Inc.	793,656
6,590	Zoetis, Inc.	474,744
		16,627,759
	Industrials—10.6%
4,800	3M Co.	1,129,776
5,600	A.O. Smith Corp.	343,168
12,700	Eaton Corp., PLC	1,003,427
3,400	General Dynamics Corp.	691,730
42,530	General Electric Co.	742,148
12,100	Honeywell International, Inc.	1,855,656
9,500	Industrial Select Sector SPDR Fund (ETF)	718,865
10,000	Ingersoll-Rand, PLC	891,900
5,850	ITT, Inc.	312,215
25,134	Johnson Controls International, PLC	957,857
3,680	Lockheed Martin Corp.	1,181,464
26,300	Schneider National, Inc.	751,128
1,450	Snap-On, Inc.	252,735
23,600	Triton International, Ltd.	883,820
8,500	United Parcel Service, Inc. – Class “B”	1,012,775
8,200	United Technologies Corp.	1,046,074
		13,774,738
	Information Technology—13.1%
8,790	Apple, Inc.	1,487,532
8,700	Applied Materials, Inc.	444,744
4,550	Automatic Data Processing, Inc.	533,214
3,000	Broadcom, Ltd.	770,700

32

Shares	Security	Value
	Information Technology (continued)
66,700	Cisco Systems, Inc.	$ 2,554,610
9,500	Cypress Semiconductor Corp.	144,780
14,600	HP Enterprise Co.	209,656
27,300	HP, Inc.	573,573
37,000	Intel Corp.	1,707,920
2,650	Lam Research Corp.	487,786
10,400	Microchip Technology, Inc.	913,952
34,550	Microsoft Corp.	2,955,407
16,500	QUALCOMM, Inc.	1,056,330
12,700	Silicon Motion Technology Corp. (ADR)	672,592
20,800	Symantec Corp.	583,648
7,500	TE Connectivity, Ltd.	712,800
10,900	Technology Select Sector SPDR Fund (ETF)	697,055
6,500	Western Digital Corp.	516,945
		17,023,244
	Materials—5.3%
22,632	DowDuPont, Inc.	1,611,821
5,300	Eastman Chemical Co.	490,992
6,000	FMC Corp.	567,960
5,100	Greif, Inc.	308,958
15,700	International Paper Co.	909,658
7,700	LyondellBasell Indst NV – Class “A”	849,464
5,400	Praxair, Inc.	835,272
10,400	Sealed Air Corp.	512,720
11,890	WestRock Co.	751,567
		6,838,412
	Real Estate—3.3%
31,500	Brixmor Property Group, Inc. (REIT)	587,790
17,200	Chesapeake Lodging Trust (REIT)	465,948
2,300	Douglas Emmett, Inc. (REIT)	94,438
3,700	Federal Realty Investment Trust (REIT)	491,397
27,700	GGP, Inc. (REIT)	647,903
8,850	iShares U.S. Real Estate ETF (ETF)	716,939
20,300	Sunstone Hotel Investors, Inc. (REIT)	335,559
14,300	Tanger Factory Outlet Centers, Inc. (REIT)	379,093
29,700	Urstadt Biddle Properties, Inc. (REIT)	645,678
		4,364,745

33

Portfolio of Investments (continued)
EQUITY INCOME FUND
December 31, 2017

Shares	Security	Value
	Telecommunication Services—3.1%
46,760	AT&T, Inc.	$ 1,818,029
41,100	Verizon Communications, Inc.	2,175,423
		3,993,452
	Utilities—3.9%
7,350	American Electric Power Co., Inc.	540,739
19,200	CenterPoint Energy, Inc.	544,512
9,650	Dominion Energy, Inc.	782,229
6,900	Duke Energy Corp.	580,359
25,000	Exelon Corp.	985,250
3,400	NextEra Energy, Inc.	531,046
18,300	PPL Corp.	566,385
8,100	Vectren Corp.	526,662
		5,057,182
Total Value of Common Stocks (cost $80,231,556)		124,168,002
	PREFERRED STOCKS—1.4%
	Financials—.6%
200	Citizens Financial Group, Inc., Series A, 5.5%, 2049	208,500
21,200	JPMorgan Chase & Co., Series Y, 6.125%, 2020	564,980
		773,480
	Health Care—.2%
500	Allergan, PLC, Series A, 5.5%, 2018	293,125
	Real Estate—.6%
11,400	Digital Realty Trust, Inc. (REIT), Series G, 5.875%, 2049	290,586
	Urstadt Biddle Properties, Inc. (REIT):
11,000	Series G, 6.75% 2049	289,960
8,300	Series H, 6.25%, 2022	217,045
		797,591
Total Value of Preferred Stocks (cost $2,001,992)		1,864,196

34

Principal
Amount	Security		Value
	SHORT-TERM U.S. GOVERNMENT AGENCY
	OBLIGATIONS—2.5%
	Federal Home Loan Bank:
$ 500M	1.135%, 1/4/2018		$ 499,964
1,000M	1.25%, 1/16/2018		999,502
750M	1.27%, 1/30/2018		749,253
1,000M	1.25%, 2/2/2018		998,872
Total Value of Short-Term U.S. Government Agency Obligations (cost $3,247,552)			3,247,591
Total Value of Investments (cost $85,481,100)		99.4%	129,279,789
Other Assets, Less Liabilities		.6	714,388
Net Assets		100.0%	$129,994,177

Summary of Abbreviations:
ADR	American Depositary Receipts
ETF	Exchange Traded Fund
MLP	Master Limited Partnership
REIT	Real Estate Investment Trust

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

35

Portfolio of Investments (continued)
EQUITY INCOME FUND
December 31, 2017

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Common Stocks	$124,168,002	$—	$—	$124,168,002
Preferred Stocks	1,864,196	—	—	1,864,196
Short-Term U.S. Government
Agency Obligations	—	3,247,591	—	3,247,591
Total Investments in Securities*	$126,032,198	$3,247,591	$—	$129,279,789

*	The Portfolio of Investments provides information on the industry categorization for common stocks and preferred stocks.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended December 31,
2017. Transfers, if any, between Levels are recognized at the end of the reporting period.

36	See notes to financial statements

Portfolio Manager’s Letter
FUND FOR INCOME

Dear Investor:

This is the annual report for the First Investors Life Series Fund For Income for the year ended December 31, 2017. During the year, the Fund’s return on a net asset value basis was 6.82%, including dividends of 32.9 cents per share.

In 2017, the high yield market represented by the Fund’s benchmark (the ICE BofA Merrill Lynch BB-B U.S. Cash Pay High Yield Constrained Index) delivered investors coupon earnings of 6.1%, plus additional price appreciation of almost 0.9%, leading to a total return of 6.96%. In this positive return environment, the Fund outperformed its benchmark before the deduction of fees and expenses and performed just below its benchmark on a fully net-of-fees basis.

The Market

High yield performed well, and delivered above coupon, in the Fund’s fiscal year by delivering attractive returns in each of the first three quarters and a more modest, but still positive, return in the fourth quarter. Just March and November 2017 saw benchmark declines — each triggered prior to Federal Reserve (“the Fed”) meetings which the market widely and correctly anticipated would result in a rate increase. The first of these dips was more-than-fully recovered by the high yield market in the following month, while the second was almost recovered by December’s modest positive return. High yield market corrections have been shallow and short as institutional buyers with cash on the sidelines have moved into the market quickly when prices have fallen and yields have increased. We believe that the market’s ongoing interest in the asset class stems from several factors:

1.) The asset class boasts a contractual yield level which, though falling as prices increase, remains competitive with many other global market opportunities. As of December 31, 2017, the broad high yield market offered average yields of 5.8%, with the yield of the Fund’s BB/B rated benchmark standing at 5.1%. This is the highest yield per unit of duration (sensitivity to changes in interest rates) available in the public markets versus other fixed-rate, fixed-income products. Thus, high yield bonds with higher yields may be less subject to price deterioration than lower-yielding bonds should the Fed further raise short-term rates.

2.) Most companies borrowing in the high yield market appear to have fundamentally healthy balance sheets at this time. Default rates for high yield are just over 2% per annum and are, therefore, below long-term average rates. Commodity prices, most notably for oil, appeared more stable as 2017 progressed, helping provide stability to sectors of the high yield market that were particularly challenged in 2015.

37

Portfolio Manager’s Letter (continued)
FUND FOR INCOME

3.) Generally positive, measured growth in the U.S. economy appears to now be leading the appearance of growth shoots globally, yet inflation continues to remain in check. Growth, coupled with mild inflation, tends to favor borrowers who get to pay back borrowed money with funds that are worth just a little less. U.S. high yield companies become “price setters” for the goods and services they produce in a growth environment, helping to secure cash flow.

Thus, prices for high yield bonds increased during the year. The market is well supported from a technical supply/demand perspective. The high yield market has, in fact, been shrinking as companies get upgraded to investment grade or borrow more cheaply in other markets, even as demand remains strong.

The Fund

Against this positive backdrop, the Fund outperformed the market on a gross basis partially because of good allocation decisions but, more significantly, better-than-market credit selection; that is, in some cases we made good industry choices and within many industry sectors, the Fund’s bond choices outperformed those of the benchmark. From an allocation perspective, the Fund benefited most from its overweighting in Metals/Mining and its underweighting of Telecommunications and Food and Drug retail. Part of our gains here were given back through an underweighting to the Banking sector. From a credit selection perspective, the Fund outperformed strongly in Healthcare, Metals/Mining, and Automotives (in which we actually prefer retail parts and accessories exposure).We remained conservatively positioned versus the benchmark in the Energy sector for much of the year, awaiting greater demonstration of a stabilization in oil prices. However, our credit selections outperformed, driving better performance than the benchmark over the full year.

Outlook

Going forward, the Fund remains modestly overweight B-rated credits versus higher rated BB credits as we view credit fundamentals as supportive of current market valuations. The portfolio is positioned as well with yields and spreads slightly above those of the benchmark, reflecting our constructive view of fundamental and technical factors as described earlier in this letter. On a sector basis, we have been adding modestly to Financials, as we see improving credit trends and potential to benefit from higher rates. We have added a bit to Energy on improving supply-demand balances. We have been reducing Utilities (as valuations normalized in our view) and Retail (where we have ongoing credit concerns due to the heavy-handed encroachment of web retail into traditional business models).

38

On balance, market and economic data have been positive these last few weeks leading up to the end of 2017, even if corporate bond markets finished with a softer return quarter. Global economic data is increasingly positive and largely synchronized and risk-assets have been outperforming. Within global corporate credit, the default outlook is generally benign, impending debt maturities are limited, and spreads are tightening across almost all segments of the global corporate credit market. Within corporate credit asset classes, we see less investor differentiation and volatility remains contained. On the one hand this makes sense, given positive economic data. Nevertheless, valuations are beginning to indicate a complacency settling into the markets. We are carefully monitoring our portfolios and remain careful in assuming greater risk. While we could certainly see spreads trade range-bound for several years, it is important for investors to be vigilant. The 2017 default by the U.S. toy retailer, Toys’R’US, highlights the dangers of complacency. Just the day before the company defaulted, Toys’R’US bonds were trading in the $90s. In the last few days of September, they were trading in the $20-to-$30 range, a large decline in a matter of days. We believe an emphasis on bottom-up fundamental credit research can help reduce exposure to these types of problems. Even “good” markets require serious work.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

39

Fund Expenses (unaudited)
FUND FOR INCOME

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 6 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/17)	(12/31/17)	(7/1/17–12/31/17)*
Expense Examples
Actual	$1,000.00	$1,027.07	$4.55
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.72	$4.53

*	Expenses are equal to the annualized expense ratio of .89%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2017, and are based on the total value of investments.

40

Cumulative Performance Information (unaudited)
FUND FOR INCOME

Comparison of change in value of $10,000 investment in the First Investors Life Series Fund For Income and the ICE BofAML BB-B U.S. Cash Pay High Yield Constrained Index.

The graph compares a $10,000 investment in the First Investors Life Series Fund For Income beginning 12/31/07 with a theoretical investment in the ICE BofAML BB-B U.S. Cash Pay High Yield Constrained Index (the “Index”). The Index contains all securities in the ICE BofAML US Cash Pay High Yield Index rated BB1 through B3, based on an average of Moody’s, S&P and Fitch, but caps issuer exposure at 2%. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/17.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The issuers of the high yield bonds in which the Fund primarily invests pay higher interest rates because they have a greater likelihood of financial difficulty, which could result in their inability to repay the bonds fully when due. Prices of high yield bonds are also subject to greater fluctuations. Index figures from Intercontinental Exchange and all other figures are from Foresters Investment Management Company, Inc.

41

Portfolio of Investments
FUND FOR INCOME
December 31, 2017

Principal
Amount	Security	Value
	CORPORATE BONDS—91.5%
	Aerospace/Defense—1.6%
	Bombardier, Inc.:
$375M	8.75%, 12/1/2021 (a)	$ 413,437
175M	7.5%, 12/1/2024 (a)	178,062
150M	7.5%, 3/15/2025 (a)	151,920
	Meccanica Holdings USA, Inc.:
275M	7.375%, 7/15/2039 (a)	347,875
100M	6.25%, 1/15/2040 (a)	116,375
525M	TransDigm, Inc., 6.375%, 6/15/2026	531,563
		1,739,232
	Automotive—4.4%
425M	Adient Global Holdings, Ltd., 4.875%, 8/15/2026 (a)	438,812
200M	Allison Transmission, Inc., 5%, 10/1/2024 (a)	206,750
225M	American Axle & Manufacturing, Inc., 6.25%, 4/1/2025 (a)	237,375
250M	Asbury Automotive Group, Inc., 6%, 12/15/2024	261,550
225M	Avis Budget Group, Inc., 6.375%, 4/1/2024 (a)	235,192
175M	Cooper Standard Automotive, Inc., 5.625%, 11/15/2026 (a)	181,125
150M	Dana Financing Luxembourg Sarl, 6.5%, 6/1/2026 (a)	162,937
	Dana Holding Corp.:
200M	6%, 9/15/2023	209,500
250M	5.5%, 12/15/2024	265,312
450M	Fiat Chrysler Automobiles NV, 5.25%, 4/15/2023	472,230
200M	Group 1 Automotive, Inc., 5.25%, 12/15/2023 (a)	207,500
250M	Hertz Corp., 7.625%, 6/1/2022 (a)	262,500
500M	LKQ Corp., 4.75%, 5/15/2023	513,750
450M	Meritor, Inc., 6.25%, 2/15/2024	475,875
199M	Omega U.S. Sub, LLC, 8.75%, 7/15/2023 (a)	214,423
325M	ZF North America Capital, Inc., 4.75%, 4/29/2025 (a)	345,313
		4,690,144
	Building Materials—1.2%
500M	Building Materials Corp., 5.375%, 11/15/2024 (a)	525,150
300M	Griffon Corp., 5.25%, 3/1/2022	304,500
	Jeld-Wen, Inc.:
75M	4.625%, 12/15/2025 (a)	75,750
75M	4.875%, 12/15/2027 (a)	75,937
250M	RSI Home Products, Inc., 6.5%, 3/15/2023 (a)	263,125
		1,244,462

42

Principal
Amount	Security	Value
	Chemicals—3.2%
$275M	A. Schulman, Inc., 6.875%, 6/1/2023	$ 287,375
175M	CF Industries, Inc., 4.95%, 6/1/2043	166,250
225M	Chemours Co., 6.625%, 5/15/2023	239,062
150M	CVR Partners, LP, 9.25%, 6/15/2023 (a)	162,000
125M	Evolution Escrow Issuer, LLC, 7.5%, 3/15/2022 (a)	130,937
250M	Nova Chemicals Corp., 5.25%, 6/1/2027 (a)	250,000
400M	PolyOne Corp., 5.25%, 3/15/2023	423,000
225M	PQ Corp., 6.75%, 11/15/2022 (a)	241,031
	Rain CII Carbon, LLC:
232M	8.25%, 1/15/2021 (a)	236,953
775M	7.25%, 4/1/2025 (a)	845,719
275M	Rayonier AM Products, Inc., 5.5%, 6/1/2024 (a)	275,344
25M	TPC Group, Inc., 8.75%, 12/15/2020 (a)	25,125
75M	W.R. Grace & Co., 5.625%, 10/1/2024 (a)	81,187
		3,363,983
	Consumer Non-Durables—1.3%
150M	American Greetings Corp., 7.875%, 2/15/2025 (a)	162,750
175M	First Quality Finance Co., 5%, 7/1/2025 (a)	178,937
400M	Kronos Acquisition, Inc., 9%, 8/15/2023 (a)	375,000
	Reynolds Group Holdings, Inc.:
267M	5.75%, 10/15/2020	270,835
125M	5.125%, 7/15/2023 (a)	129,531
250M	Standard Industries, Inc., 5.5%, 2/15/2023 (a)	261,250
		1,378,303
	Energy—11.6%
	Andeavor Logistics, LP:
139M	6.25%, 10/15/2022	147,649
100M	5.2%, 12/1/2047	104,695
	Antero Resources Corp.:
125M	5.375%, 11/1/2021	128,594
50M	5.125%, 12/1/2022	51,250
50M	5%, 3/1/2025	51,250
250M	Baytex Energy Corp., 5.125%, 6/1/2021 (a)	239,375
200M	Blue Racer Midstream, LLC, 6.125%, 11/15/2022 (a)	209,500
125M	Callon Petroleum Co., 6.125%, 10/1/2024	129,375
	Carrizo Oil & Gas, Inc.:
125M	6.25%, 4/15/2023	130,313
75M	8.25%, 7/15/2025	82,781
325M	Chesapeake Energy Corp., 8%, 1/15/2025 (a)	329,062
250M	CONSOL Energy, Inc., 5.875%, 4/15/2022	256,562

43

Portfolio of Investments (continued)
FUND FOR INCOME
December 31, 2017

Principal
Amount	Security	Value
	Energy (continued)
	Consolidated Energy Finance SA:
$200M	6.75%, 10/15/2019 (a)	$ 203,750
225M	6.875%, 6/15/2025 (a)	239,062
	Continental Resources, Inc.:
200M	4.5%, 4/15/2023	204,500
275M	3.8%, 6/1/2024	272,937
300M	4.375%, 1/15/2028 (a)	296,535
50M	4.9%, 6/1/2044	48,000
125M	Covey Park Energy, LLC, 7.5%, 5/15/2025 (a)	130,587
	Crestwood Midstream Partners, LP:
250M	6.25%, 4/1/2023	261,050
200M	5.75%, 4/1/2025	207,250
125M	CrownRock, LP, 5.625%, 10/15/2025 (a)	125,937
275M	Delek Logistics Partners, LP, 6.75%, 5/15/2025 (a)	279,125
75M	Diamondback Energy, Inc., 4.75%, 11/1/2024	75,656
	Endeavor Energy Resources, LP:
125M	5.5%, 1/30/2026 (a)	127,500
125M	5.75%, 1/30/2028 (a)	128,844
400M	Exterran Partners, LP, 6%, 10/1/2022	402,000
275M	Forum Energy Technologies, Inc., 6.25%, 10/1/2021	277,062
	Genesis Energy, LP:
200M	6.75%, 8/1/2022	208,500
100M	5.625%, 6/15/2024	98,000
175M	Gulfport Energy Corp., 6.375%, 5/15/2025	176,531
175M	Hilcorp Energy I, LP, 5.75%, 10/1/2025 (a)	179,812
325M	Jonah Energy, LLC, 7.25%, 10/15/2025 (a)	327,844
375M	Laredo Petroleum, Inc., 5.625%, 1/15/2022	380,625
200M	Matador Resources Co., 6.875%, 4/15/2023	211,000
	Murphy Oil Corp.:
200M	4.7%, 12/1/2022	201,250
125M	6.875%, 8/15/2024	133,750
175M	5.75%, 8/15/2025	179,375
350M	Newfield Exploration Co., 5.375%, 1/1/2026	371,875
125M	NGPL Pipeco, LLC, 4.875%, 8/15/2027 (a)	130,156
250M	Oasis Petroleum, Inc., 6.875%, 1/15/2023	256,563
	Parsley Energy, LLC:
50M	6.25%, 6/1/2024 (a)	52,875
275M	5.25%, 8/15/2025 (a)	277,063
50M	5.625%, 10/15/2027 (a)	51,250
	PDC Energy, Inc.:
175M	6.125%, 9/15/2024	182,000
100M	5.75%, 5/15/2026 (a)	102,625

44

Principal
Amount	Security	Value
	Energy (continued)
	Precision Drilling Corp.:
$152M	6.5%, 12/15/2021	$ 155,610
150M	7.125%, 1/15/2026 (a)	153,375
200M	QEP Resources, Inc., 6.875%, 3/1/2021	217,000
175M	Range Resources Corp., 4.875%, 5/15/2025	169,750
175M	Rowan Cos., Inc., 4.875%, 6/1/2022	165,813
100M	RSP Permian, Inc., 5.25%, 1/15/2025	103,000
100M	SESI, LLC, 7.75%, 9/15/2024 (a)	106,500
150M	SM Energy Co., 5%, 1/15/2024	145,406
	Southwestern Energy Co.:
150M	7.5%, 4/1/2026	159,563
225M	7.75%, 10/1/2027	240,469
100M	Suburban Propane Partners, LP, 5.875%, 3/1/2027	98,250
	Sunoco, LP:
225M	6.25%, 4/15/2021	234,450
175M	6.375%, 4/1/2023	184,844
	Targa Resources Partners, LP:
100M	5.25%, 5/1/2023	102,500
425M	4.25%, 11/15/2023	421,813
175M	Unit Corp., 6.625%, 5/15/2021	177,188
	Weatherford Bermuda, PLC:
100M	4.5%, 4/15/2022	91,000
100M	6.5%, 8/1/2036	82,750
	Whiting Petroleum Corp.:
100M	5%, 3/15/2019	102,675
150M	6.25%, 4/1/2023	154,125
50M	6.625%, 1/15/2026 (a)	51,063
250M	WPX Energy, Inc., 6%, 1/15/2022	262,500
		12,240,939
	Financials—6.0%
350M	Ally Financial, Inc., 8%, 11/1/2031	456,750
250M	Arch Merger Sub, Inc., 8.5%, 9/15/2025 (a)	231,875
275M	Argos Merger Sub, Inc., 7.125%, 3/15/2023 (a)	164,312
175M	AssuredPartners, Inc., 7%, 8/15/2025 (a)	174,562
225M	Credit Suisse Group AG, 7.5%, 12/11/2023 (a)	257,614
375M	CSTN Merger Sub, Inc., 6.75%, 8/15/2024 (a)	375,000
550M	DAE Funding, LLC, 5%, 8/1/2024 (a)	544,500

45

Portfolio of Investments (continued)
FUND FOR INCOME
December 31, 2017

Principal
Amount	Security	Value
	Financials (continued)
	Icahn Enterprises, LP:
$300M	6.25%, 2/1/2022	$ 307,500
275M	6.75%, 2/1/2024	283,594
300M	6.375%, 12/15/2025 (a)	300,780
500M	Intesa Sanpaolo SpA, 5.017%, 6/26/2024 (a)	512,667
	Ladder Capital Finance Holdings, LLLP:
200M	5.25%, 3/15/2022 (a)	206,750
400M	5.25%, 10/1/2025 (a)	399,000
375M	LPL Holdings, Inc., 5.75%, 9/15/2025 (a)	382,500
450M	Royal Bank of Scotland Group, PLC, 8.625%, 8/15/2021	507,938
225M	Societe Generale SA, 7.375%, 9/13/2071 (a)	244,418
	Springleaf Finance Corp.:
175M	7.75%, 10/1/2021	193,156
300M	5.625%, 3/15/2023	301,035
500M	UniCredit SpA, 5.861%, 6/19/2032 (a)	533,755
		6,377,706
	Food/Beverage/Tobacco—1.8%
325M	Barry Callebault Services SA, 5.5%, 6/15/2023 (a)	355,713
	Lamb Weston Holdings, Inc.:
125M	4.625%, 11/1/2024 (a)	129,375
100M	4.875%, 11/1/2026 (a)	104,750
	Pilgrim’s Pride Corp.:
25M	5.75%, 3/15/2025 (a)	25,906
150M	5.875%, 9/30/2027 (a)	154,875
	Post Holdings, Inc.:
250M	5.5%, 3/1/2025 (a)	259,375
400M	5.75%, 3/1/2027 (a)	408,000
250M	Simmons Foods, Inc., 5.75%, 11/1/2024 (a)	248,750
225M	Vector Group, Ltd., 6.125%, 2/1/2025 (a)	233,438
		1,920,182
	Forest Products/Containers—2.5%
675M	Ardagh Holdings USA, Inc., 7.25%, 5/15/2024 (a)	737,437
	BWAY Holding Co.:
250M	5.5%, 4/15/2024 (a)	260,625
400M	7.25%, 4/15/2025 (a)	414,000
275M	Crown Americas, LLC, 4.25%, 9/30/2026	271,562
125M	Louisiana-Pacific Corp., 4.875%, 9/15/2024	129,375

46

Principal
Amount	Security	Value
	Forest Products/Containers (continued)
	Mercer International, Inc.:
$200M	7.75%, 12/1/2022	$ 212,000
175M	6.5%, 2/1/2024	186,375
75M	5.5%, 1/15/2026 (a)	76,313
325M	Sealed Air Corp., 6.875%, 7/15/2033 (a)	379,438
		2,667,125
	Gaming/Leisure—2.0%
350M	CRC Escrow Issuer, LLC, 5.25%, 10/15/2025 (a)	353,500
	Golden Nugget, Inc.:
325M	6.75%, 10/15/2024 (a)	331,500
225M	8.75%, 10/1/2025 (a)	236,812
200M	International Game Technology, PLC, 6.5%, 2/15/2025 (a)	224,500
75M	Lions Gate Entertainment Corp., 5.875%, 11/1/2024 (a)	79,594
250M	Scientific Games International, Inc., 7%, 1/1/2022 (a)	264,063
175M	Silversea Cruise Finance, Ltd., 7.25%, 2/1/2025 (a)	189,438
400M	Viking Cruises, Ltd., 6.25%, 5/15/2025 (a)	414,000
		2,093,407
	Health Care—7.5%
375M	Centene Corp., 6.125%, 2/15/2024	397,500
	CHS/Community Health Systems, Inc.:
175M	7.125%, 7/15/2020	131,687
100M	5.125%, 8/1/2021	90,500
375M	6.25%, 3/31/2023	339,375
400M	DaVita, Inc., 5.125%, 7/15/2024	404,750
	Endo Finance, LLC:
175M	7.25%, 1/15/2022 (a)	152,250
225M	6%, 7/15/2023 (a)	177,750
	HCA, Inc.:
475M	6.5%, 2/15/2020	504,687
250M	6.25%, 2/15/2021	265,625
550M	5.875%, 5/1/2023	588,500
50M	5.375%, 2/1/2025	51,875
350M	5.875%, 2/15/2026	371,000
	HealthSouth Corp.:
175M	5.125%, 3/15/2023	179,812
200M	5.75%, 11/1/2024	205,500
	LifePoint Health, Inc.:
400M	5.875%, 12/1/2023	405,500
275M	5.375%, 5/1/2024	270,531

47

Portfolio of Investments (continued)
FUND FOR INCOME
December 31, 2017

Principal
Amount	Security	Value
	Health Care (continued)
	Mallinckrodt Finance SB:
$275M	5.75%, 8/1/2022 (a)	$ 250,938
225M	5.5%, 4/15/2025 (a)	184,500
	Molina Healthcare, Inc.:
400M	5.375%, 11/15/2022	419,000
250M	4.875%, 6/15/2025 (a)	250,625
125M	MPH Operating Partnership, LP, 7.125%, 6/1/2024 (a)	133,438
250M	Polaris Intermediate Corp., 8.5%, 12/1/2022 (a)	260,000
100M	RegionalCare Hospital Partners Holdings Inc., 8.25%, 5/1/2023 (a)	106,000
600M	Tenet Healthcare Corp., 6%, 10/1/2020	636,630
100M	Universal Health Services, Inc., 5%, 6/1/2026 (a)	103,625
64M	Universal Hospital Services, Inc., 7.625%, 8/15/2020	64,320
	Valeant Pharmaceuticals International, Inc.:
50M	6.5%, 3/15/2022 (a)	52,625
300M	7.25%, 7/15/2022 (a)	304,500
100M	7%, 3/15/2024 (a)	107,250
325M	6.125%, 4/15/2025 (a)	298,594
275M	9%, 12/15/2025 (a)	287,293
		7,996,180
	Information Technology—4.2%
450M	Alliance Data Systems Corp., 5.375%, 8/1/2022 (a)	455,625
250M	CDW, LLC, 5%, 9/1/2025	260,000
250M	CommScope Technologies, LLC, 6%, 6/15/2025 (a)	266,875
225M	Diamond 1 Finance Corp., 6.02%, 6/15/2026 (a)	248,495
350M	Equinix, Inc., 5.875%, 1/15/2026	376,687
100M	J2 Cloud Services, LLC, 6%, 7/15/2025 (a)	105,750
	Match Group, Inc.:
125M	6.375%, 6/1/2024	135,938
125M	5%, 12/15/2027 (a)	127,188
150M	MSCI, Inc., 5.75%, 8/15/2025 (a)	161,813
275M	NXP BV, 3.875%, 9/1/2022 (a)	278,781
175M	Open Text Corp., 5.625%, 1/15/2023 (a)	183,094
325M	Rackspace Hosting, Inc., 8.625%, 11/15/2024 (a)	347,750
250M	Radiate Holdco, LLC, 6.625%, 2/15/2025 (a)	236,875
575M	Solera, LLC, 10.5%, 3/1/2024 (a)	649,739
100M	Verisign, Inc., 4.75%, 7/15/2027	102,750
400M	Western Digital Corp., 10.5%, 4/1/2024	464,500
		4,401,860

48

Principal
Amount	Security	Value
	Manufacturing—3.1%
$375M	ATS Automation Tooling Systems, Inc., 6.5%, 6/15/2023 (a)	$ 393,750
100M	Boise Cascade Co., 5.625%, 9/1/2024 (a)	106,000
100M	Brand Energy & Infrastructure Services, Inc., 8.5%, 7/15/2025 (a)	105,250
150M	Cloud Crane, LLC, 10.125%, 8/1/2024 (a)	169,500
375M	Gates Global, LLC, 6%, 7/15/2022 (a)	385,312
75M	GrafTech International, Ltd., 6.375%, 11/15/2020	75,187
425M	Grinding Media, Inc., 7.375%, 12/15/2023 (a)	457,385
300M	H&E Equipment Services, Inc., 5.625%, 9/1/2025 (a)	314,250
200M	Park-Ohio Industries, Inc., 6.625%, 4/15/2027	216,500
	United Rentals, Inc.:
150M	4.625%, 10/15/2025	151,500
150M	5.875%, 9/15/2026	161,063
175M	5.5%, 5/15/2027	184,625
350M	Wabash National Corp., 5.5%, 10/1/2025 (a)	353,500
300M	Zekelman Industries, Inc., 9.875%, 6/15/2023 (a)	338,250
		3,412,072
	Media-Broadcasting—1.6%
	Belo Corp.:
100M	7.75%, 6/1/2027	113,000
25M	7.25%, 9/15/2027	28,000
325M	LIN Television Corp., 5.875%, 11/15/2022	339,625
	Nexstar Broadcasting, Inc.:
225M	6.125%, 2/15/2022 (a)	234,000
200M	5.625%, 8/1/2024 (a)	207,000
	Sinclair Television Group, Inc.:
150M	5.375%, 4/1/2021	153,000
50M	5.625%, 8/1/2024 (a)	51,688
100M	5.875%, 3/15/2026 (a)	104,375
75M	5.125%, 2/15/2027 (a)	74,719
325M	Sirius XM Radio, Inc., 6%, 7/15/2024 (a)	344,500
		1,649,907
	Media-Cable TV—8.8%
	Altice Financing SA:
525M	6.625%, 2/15/2023 (a)	551,040
200M	7.5%, 5/15/2026 (a)	213,500
200M	Altice Finco SA, 7.625%, 2/15/2025 (a)	204,250
	Altice U.S. Finance I Corp.:
275M	5.375%, 7/15/2023 (a)	281,875
200M	5.5%, 5/15/2026 (a)	204,250

49

Portfolio of Investments (continued)
FUND FOR INCOME
December 31, 2017

Principal
Amount	Security	Value
	Media-Cable TV (continued)
$100M	AMC Networks, Inc., 4.75%, 8/1/2025	$ 99,375
175M	Block Communications, Inc., 6.875%, 2/15/2025 (a)	184,187
125M	Cable One, Inc., 5.75%, 6/15/2022 (a)	129,375
	CCO Holdings, LLC:
275M	5.125%, 2/15/2023	281,875
500M	5.875%, 4/1/2024 (a)	522,500
200M	5.125%, 5/1/2027 (a)	197,500
425M	5.875%, 5/1/2027 (a)	438,812
150M	5%, 2/1/2028 (a)	146,625
225M	Cequel Communications Holdings I, LLC, 7.75%, 7/15/2025 (a)	240,750
	Clear Channel Worldwide Holdings, Inc.:
100M	Series “A”, 6.5%, 11/15/2022	101,250
325M	Series “B”, 6.5%, 11/15/2022	331,500
	CSC Holdings, LLC:
850M	10.125%, 1/15/2023 (a)	959,438
200M	6.625%, 10/15/2025 (a)	216,996
400M	10.875%, 10/15/2025 (a)	477,000
	DISH DBS Corp.:
475M	7.875%, 9/1/2019	509,437
125M	5%, 3/15/2023	118,594
250M	5.875%, 11/15/2024	244,375
250M	Gray Television, Inc., 5.875%, 7/15/2026 (a)	256,875
	Mediacom Broadband, LLC:
150M	5.5%, 4/15/2021	152,438
300M	6.375%, 4/1/2023	309,750
525M	Midcontinent Communications & Finance Corp., 6.875%, 8/15/2023 (a)	559,781
	Netflix, Inc.:
250M	5.5%, 2/15/2022	264,063
100M	4.875%, 4/15/2028 (a)	98,125
600M	Numericable Group SA, 6.25%, 5/15/2024 (a)	603,750
425M	Virgin Media Finance, PLC, 6.375%, 4/15/2023 (a)	440,406
		9,339,692
	Media-Diversified—1.0%
100M	E.W. Scripps Co., 5.125%, 5/15/2025 (a)	99,750
225M	Gannett Co., Inc., 5.125%, 7/15/2020	230,625
75M	LSC Communications, Inc., 8.75%, 10/15/2023 (a)	77,344
225M	Outdoor Americas Capital, LLC, 5.875%, 3/15/2025	238,781
375M	Tribune Media Co., 5.875%, 7/15/2022	387,188
		1,033,688

50

Principal
Amount	Security	Value
	Metals/Mining—8.4%
$500M	AK Steel Corp., 7%, 3/15/2027	$ 511,250
200M	Alcoa Nederland Holding BV, 7%, 9/30/2026 (a)	225,500
	Aleris International, Inc.:
260M	7.875%, 11/1/2020	258,700
75M	9.5%, 4/1/2021 (a)	79,500
175M	Alliance Resourse Operating Partners, LP, 7.5%, 5/1/2025 (a)	186,594
225M	ArcelorMittal SA, 6.125%, 6/1/2025	260,156
175M	Big River Steel, LLC, 7.25%, 9/1/2025 (a)	185,500
400M	Cliffs Natural Resources, Inc., 5.75%, 3/1/2025 (a)	382,000
	Commercial Metals Co.:
250M	4.875%, 5/15/2023	256,875
175M	5.375%, 7/15/2027	178,937
300M	CONSOL Mining Corp., 11%, 11/15/2025 (a)	315,750
250M	Constellium NV, 5.75%, 5/15/2024 (a)	256,250
600M	First Quantum Minerals, Ltd., 7.25%, 5/15/2022 (a)	631,980
	Freeport-McMoRan, Inc.:
250M	3.1%, 3/15/2020	249,375
250M	4.55%, 11/14/2024	255,425
200M	5.45%, 3/15/2043	200,750
	HudBay Minerals, Inc.:
175M	7.25%, 1/15/2023 (a)	186,375
75M	7.625%, 1/15/2025 (a)	82,500
175M	Joseph T. Ryerson & Son, Inc., 11%, 5/15/2022 (a)	196,219
250M	Mountain Province Diamonds, Inc., 8%, 12/15/2022 (a)	248,125
475M	Natural Resource Partners, LP, 10.5%, 3/15/2022	508,250
	Novelis, Inc.:
575M	6.25%, 8/15/2024 (a)	603,750
600M	5.875%, 9/30/2026 (a)	613,500
125M	Peabody Energy Corp., 6.375%, 3/31/2025 (a)	130,469
750M	SunCoke Energy Partners, LP, 7.5%, 6/15/2025 (a)	787,500
	Teck Resources, Ltd.:
125M	8.5%, 6/1/2024 (a)	141,563
300M	6%, 8/15/2040	335,250
600M	TMS International Corp., 7.25%, 8/15/2025 (a)	628,500
		8,896,543
	Real Estate—2.7%
150M	Communications Sales & Leasing, Inc., 7.125%, 12/15/2024 (a)	137,250
	Geo Group, Inc.:
100M	5.125%, 4/1/2023	100,500
225M	6%, 4/15/2026	232,312
275M	Greystar Real Estate Partners, 5.75%, 12/1/2025 (a)	283,937

51

Portfolio of Investments (continued)
FUND FOR INCOME
December 31, 2017

Principal
Amount	Security	Value
	Real Estate (continued)
	Iron Mountain, Inc.:
$425M	5.75%, 8/15/2024	$ 432,437
200M	5.25%, 3/15/2028 (a)	200,000
175M	Lennar Corp., 4.875%, 12/15/2023	184,406
	MPT Operating Partnership, LP:
50M	6.375%, 3/1/2024	53,125
125M	5.25%, 8/1/2026	130,000
150M	Realogy Group/Co-Issuer, 5.25%, 12/1/2021 (a)	155,813
225M	Sabra Health Care, LP, 5.125%, 8/15/2026	228,536
200M	Starwood Property Trust, Inc., 5%, 12/15/2021	208,000
450M	VICI Properties 1, LLC, 8%, 10/15/2023	505,035
		2,851,351
	Retail-General Merchandise—1.7%
250M	1011778 B.C. ULC, 5%, 10/15/2025 (a)	253,125
	AmeriGas Partners, LP:
125M	5.625%, 5/20/2024	130,625
250M	5.5%, 5/20/2025	253,750
250M	5.875%, 8/20/2026	258,750
	KFC Holding Co., LLC:
150M	5%, 6/1/2024 (a)	155,062
275M	5.25%, 6/1/2026 (a)	290,125
75M	4.75%, 6/1/2027 (a)	76,875
425M	L Brands, Inc., 6.75%, 7/1/2036	427,125
		1,845,437
	Services—1.6%
275M	ADT Corp., 3.5%, 7/15/2022	272,250
	AECOM:
275M	5.875%, 10/15/2024	299,255
225M	5.125%, 3/15/2027	229,759
250M	Cimpress NV, 7%, 4/1/2022 (a)	258,750
325M	GW Honos Security Corp., 8.75%, 5/15/2025 (a)	350,187
100M	KAR Auction Services, Inc., 5.125%, 6/1/2025 (a)	102,750
175M	Monitronics International, Inc., 9.125%, 4/1/2020	146,125
		1,659,076

52

Principal
Amount	Security	Value
	Telecommunications—4.1%
$325M	CenturyLink, Inc., 5.8%, 3/15/2022	$ 319,524
	Frontier Communications Corp.:
425M	6.25%, 9/15/2021	302,812
350M	11%, 9/15/2025	259,000
	GCI, Inc.:
350M	6.75%, 6/1/2021	356,562
450M	6.875%, 4/15/2025	481,500
225M	Qwest Corp., 7.25%, 9/15/2025	241,867
375M	Sprint Capital Corp., 6.875%, 11/15/2028	378,281
600M	Telecom Italia SpA, 5.303%, 5/30/2024	642,750
350M	Telesat Canada, 8.875%, 11/15/2024 (a)	392,875
400M	Wind Tre SpA, 5%, 1/20/2026 (a)	382,400
	Windstream Services, LLC:
83M	6.375%, 8/1/2023 (a)	50,215
46M	8.625%, 10/31/2025 (a)	44,505
	Zayo Group, LLC:
50M	6.375%, 5/15/2025	53,063
475M	5.75%, 1/15/2027 (a)	485,688
		4,391,042
	Transportation—1.4%
	Avolon TLB Borrower 1 (U.S.), LLC:
100M	5.25%, 8/15/2022 (a)	99,750
100M	5.5%, 2/15/2024 (a)	99,500
175M	BCD Acquisition, Inc., 9.625%, 9/15/2023 (a)	193,375
	Fly Leasing, Ltd.:
275M	6.375%, 10/15/2021	287,375
200M	5.25%, 10/15/2024	200,500
225M	Mobile Mini, Inc., 5.875%, 7/1/2024	236,813
325M	XPO Logistics, Inc., 6.125%, 9/1/2023 (a)	344,906
		1,462,219
	Utilities—4.5%
	AES Corp.:
200M	7.375%, 7/1/2021	225,500
175M	5.5%, 3/15/2024	182,875
150M	6%, 5/15/2026	162,750
100M	5.125%, 9/1/2027	105,250
250M	Avantor, Inc., 9%, 10/1/2025 (a)	246,875

53

Portfolio of Investments (continued)
FUND FOR INCOME
December 31, 2017

Principal
Amount	Security	Value
	Utilities (continued)
	Calpine Corp.:
$250M	5.375%, 1/15/2023	$ 244,062
225M	5.75%, 1/15/2025	213,187
125M	5.25%, 6/1/2026 (a)	122,970
	Cheniere Corpus Christi Holdings:
225M	5.875%, 3/31/2025	244,266
250M	5.125%, 6/30/2027	259,225
225M	DCP Midstream, LP, 7.375%, 12/29/2049	223,622
	Dynegy, Inc.:
275M	7.375%, 11/1/2022	290,812
275M	8%, 1/15/2025 (a)	299,062
206M	FirstLight Hydro Generating, 8.812%, 10/15/2026	229,002
46M	Indiantown Cogeneration Utilities, LP, 9.77%, 12/15/2020	49,218
	NRG Energy, Inc.:
75M	6.25%, 7/15/2022	78,375
100M	7.25%, 5/15/2026	109,374
225M	6.625%, 1/15/2027	239,063
150M	5.75%, 1/15/2028 (a)	151,875
200M	NRG Yield Operating, LLC, 5%, 9/15/2026	204,000
326M	NSG Holdings, LLC, 7.75%, 12/15/2025 (a)	359,821
500M	Terraform Power Operating, LLC, 5%, 1/31/2028 (a)	495,625
		4,736,809
	Waste Management—.5%
325M	Covanta Holding Corp., 5.875%, 7/1/2025	327,437
175M	GFL Environmental, Inc., 5.625%, 5/1/2022 (a)	182,437
		509,874
	Wireless Communications—4.8%
150M	CB Escrow Corp., 8%, 10/15/2025 (a)	153,000
	Hughes Satellite Systems Corp.:
250M	5.25%, 8/1/2026	255,937
125M	6.625%, 8/1/2026	131,250
	Inmarsat Finance, PLC:
150M	4.875%, 5/15/2022 (a)	150,375
200M	6.5%, 10/1/2024 (a)	203,500

54

Principal
Amount	Security	Value
	Wireless Communications (continued)
	Intelsat Jackson Holdings SA:
$150M	5.5%, 8/1/2023	$ 123,000
400M	8%, 2/15/2024 (a)	422,000
	Level 3 Financing, Inc.:
250M	5.125%, 5/1/2023	251,250
175M	5.375%, 1/15/2024	175,219
75M	5.25%, 3/15/2026	73,804
400M	SBA Communications Corp., 4.875%, 9/1/2024	412,000
	Sprint Communications, Inc.:
50M	7%, 3/1/2020 (a)	53,625
475M	7%, 8/15/2020	504,688
650M	6%, 11/15/2022	651,625
450M	7.875%, 9/15/2023	480,375
	T-Mobile USA, Inc.:
375M	6%, 3/1/2023	393,563
450M	6.625%, 4/1/2023	470,250
50M	6.5%, 1/15/2024	53,125
150M	6%, 4/15/2024	159,375
		5,117,961
Total Value of Corporate Bonds (cost $94,615,487)		97,019,194
	LOAN PARTICIPATIONS†—4.6%
	Automotive—.9%
499M	Superior Industries International, Inc., 6.0521%, 5/22/2024	503,494
448M	Truck Hero, Inc., 5.642%, 4/22/2024	448,558
		952,052
	Energy—.2%
125M	California Resources Corp., 4.75%, 12/7/2022 (b)	124,609
100M	Medallion Midland Acquisition, 4.819%, 10/30/2024	100,563
		225,172
	Gaming/Leisure—.7%
500M	Dorna Sports SL, 3.5%, 4/12/2024 (b)	498,335
215M	Seminole Hard Rock Entertainment, Inc., 4.4434%, 5/14/2020	216,622
		714,957
	Health Care—.2%
207M	ExamWorks Group, Inc., 4.819%, 7/27/2023	208,676

55

Portfolio of Investments (continued)
FUND FOR INCOME
December 31, 2017

Principal
Amount	Security	Value
	Information Technology—.3%
$275M	DigiCert Holdings, Inc., 6.1301%, 10/31/2024 (b)	$ 278,885
	Metals/Mining—.4%
374M	Big River Steel, LLC, 6.6934%, 8/23/2023	378,740
47M	Peabody Energy Corp., 5.069%, 3/31/2022 (b)	47,491
		426,231
	Retail-General Merchandise—1.5%
499M	Bass Pro Group, LLC, 6.569%, 9/25/2024	497,378
491M	Harbor Freight Tools USA, Inc., 4.819%, 8/18/2023	495,066
675M	Staples, Inc., 5.4885%, 9/12/2024	660,656
		1,653,100
	Utilities—.4%
400M	Charah, LLC, 7.7123%, 10/25/2024	404,000
Total Value of Loan Participations (cost $4,810,546)		4,863,073
	PASS-THROUGH CERTIFICATES—.7%
	Transportation
743M	American Airlines 13-2 B PTT, 5.6%, 1/15/2022 (cost $756,340) (a)	770,413
Total Value of Investments (cost $100,182,373)	96.8%	102,652,680
Other Assets, Less Liabilities	3.2	3,357,912
Net Assets	100.0%	$106,010,592

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933 (see Note 5).

(b)	A portion or all of the security purchased on a when-issued or delayed delivery basis
(see Note 1G).

†	The interest rates shown on variable and floating rate notes are adjusted periodically; the rates shown are the rates in effect at December 31, 2017.

Summary of Abbreviations:
	LLLP	Limited Liability Limited Partnership
	PTT	Pass-Through Trust

56

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$97,019,194	$—	$97,019,194
Loan Participations	—	4,863,073	—	4,863,073
Pass-Through Certificates	—	770,413	—	770,413
Total Investments in Securities*	$—	$102,652,680	$—	$102,652,680

*	The Portfolio of Investments provides information on the industry categorization of corporate bonds, loan participations and pass-through certificates.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended
December 31, 2017. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	57

Portfolio Managers’ Letter
GOVERNMENT FUND

Dear Investor:

This is the annual report for the First Investors Life Series Government Fund for the year ended December 31, 2017. During the year, the Fund’s return on a net asset value basis was 1.53%, including dividends of 18.4 cents per share.

Economic Overview

The past 12 months ending December 31, 2017, have been filled with multiple key political events, including: elections in France, the United Kingdom, Germany and Japan, the Catalonian independence referendum, and Brexit negotiations as well as the start of Donald Trump’s Presidency with anticipations of policy changes. This time period was also characterized by elevated geopolitical tensions with North Korea, coupled with the devastating effects of several hurricanes. Despite these activities, corporate earnings rose, oil prices rebounded and global economic data was mostly positive, fueling the global equity rally.

The U.S. economy expanded at an annualized rate of 2.67% for 2017, the strongest growth rate in more than three years. The domestic labor market continued to tighten as it approaches full employment. The unemployment rate dropped to 4.1%, the lowest jobless rate in 17 years. Wage growth continues to improve, albeit very slowly. December inflation figures increased to 2.1%, remaining lower than their reading from earlier this year. Consumer sentiment and business activity were strong for the majority of the period. Although slowing slightly in the fourth quarter, the ISM Manufacturing Purchasing Managers’ Index reached its highest reading since May of 2004 of 60.8 in September, boosted by a rise in new orders, production and employment. Corporate earnings continued to rebound from a weak 2015.

International markets enjoyed healthy economic data as well, including synchronized growth acceleration, dramatically rising employment numbers and stronger PMIs across all regions. The Euro area experienced its lowest unemployment rate since January 2009 of 8.7% and the highest consumer confidence reading since January of 2001, and this was the highest business confidence since the 1985 inception of the Eurozone’s business climate indicator.

The Federal Reserve (the “Fed”) increased the Federal Funds Rate three times in 2017. In October, the Fed started to gradually reduce its $4.5 trillion dollar balance sheet. Then, at the Fed’s December meeting, it signaled three rate hikes for 2018.

Several other major central banks modestly tightened their monetary policies. The Bank of Canada raised rates twice in 2017, in July and September. The Bank of England increased interest rates in November, the first time since 2007. The European Central Bank announced a further slowdown in the pace of its quantitative easing purchases. Conversely, some emerging markets central banks cut rates, responding to low inflation.

58

Following a strong rally during the fourth quarter of 2016, the U.S. dollar significantly depreciated for most of 2017. This was a reflection primarily of both political uncertainties and accelerating growth overseas. Overall, the Bloomberg U.S. Dollar Index lost 9.87% during the review period, its largest annual decline since 2003.

The Bond Market

U.S. fixed income markets were positive across the board in 2017, despite three interest rate hikes. The broad U.S. bond market (measured by the ICE BofA ML U.S. Broad Market Index) returned 3.61% for the year.

With a return of 2.43%, Treasuries (measured by the ICE BofA ML Treasury Index) were one of the weakest domestic fixed income markets in 2017. Longer-dated Treasuries, with 15+ year maturities, outperformed at 8.56%, while shorter-dated Treasuries underperformed due to Fed Rate hikes.

The Treasury yield curve flattened considerably in 2017 with majority of the movement occurring on the short-end of the curve. The 2-year Treasury yield, which is more sensitive to central bank policy, rose 70 basis points in 2017 to 1.89%, as the Fed stayed on track with tightening monetary policy. On the other hand, the benchmark 10-year Treasury yield ended the year at 2.41%, 4 basis points lower than it began the year. As a result, the spreads between the 10-year and 2-year yields narrowed in 2017 from 1.26% to 0.52%.

Credit-sensitive fixed income outperformed Treasuries in 2017, benefited from narrowing credit spreads. Strong demand and a positive economic environment buoyed investment grade corporate bonds (measured by the ICE BofA ML Corporate Master Index), which returned 6.47%. Demand was boosted by overseas buyers in their search for higher yields than those available locally.

The high yield bond market (measured by the ICE BofA ML U.S. Cash Pay HY Constrained Index) was the strongest domestic fixed income market for the period, returning 7.47%. In 2017 there was a narrower divergence between lower-rated high yield bonds (CCC-rated and lower) and their higher-rated (BB) counterparts. Leveraged loans (measured by the Credit Suisse Leveraged Loan Index) returned 4.25%.

After being the weakest fixed income sector in 2016, municipal bonds (measured by the ICE BofA ML Municipal Securities Master Index) recovered in 2017, outperforming Treasuries with a return of 5.40%. Municipal bonds rallied into year-end as tax reform legislation reduced future issuance.

Non-U.S. sovereign bond markets (in local currencies) were mostly positive in 2017 with the exception of several European markets, including German Bunds. The depreciating dollar boosted U.S. dollar-denominated returns. The Citi World Government ex U.S. Bond Index gained 10.33% in U.S. dollar terms in 2017. Emerging market

59

Portfolio Manager’s Letter (continued)
GOVERNMENT FUND

debt (measured by the ICE BofA ML Global Emerging Markets Sovereign Index) performed slightly better, returning 11.90%, benefiting from improving growth within emerging markets and more accommodative monetary policies.

The Fund

The Fund generally invests in agency mortgage-backed securities (MBS), agency commercial mortgage-backed securities (CMBS), and U.S. Agency and Treasury securities. The majority of the Fund’s assets were invested in agency MBS.

MBS sector performance was generally in-line with other government-related securities as lower long-end yields drove investors to favor longer-dated Treasuries instead. Across 30-year MBS coupons, lower-coupon securities (3% and 3.5% coupons), which generally have long durations, had the best sector returns outperforming high-coupon securities (4.5% and higher) which generally have shorter durations. Even though MBS supply reached historic highs, the MBS sector continued to be supported by banks and foreign investors seeking attractive yields. Continued low levels of volatility during the period under review kept MBS spreads within a narrow range, and mitigated extensive spread widening from the Fed which began to taper monthly reinvestments of principal pay-downs back into the MBS market.

The Fund underperformed its benchmark, the Citigroup Government and Mortgage Index during the period under review. The primary factor that contributed to the Fund’s underperformance was the Fund’s underweight in 20- and 30-year maturities relative to the Index, particularly Treasury securities. Secondly, the Fund was underweight 30-year or lower coupon agency MBS and overweight 30-year or higher coupon agency MBS relative to the Index. Lastly, the Fund’s duration was shorter than that of the Index as a result of having less exposure to longer maturities relative to the Index.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

60

Fund Expenses (unaudited)
GOVERNMENT FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 6 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/17)	(12/31/17)	(7/1/17–12/31/17)*
Expense Examples
Actual	$1,000.00	$1,004.21	$3.79
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.43	$3.82

*	Expenses are equal to the annualized expense ratio of .75%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2017, and are based on the total value of investments.

61

Cumulative Performance Information (unaudited)
GOVERNMENT FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Government Fund and the Citigroup U.S. Government/Mortgage Index.

The graph compares a $10,000 investment in the First Investors Life Series Government Fund beginning 12/31/07 with a theoretical investment in the Citigroup U.S. Government/Mortgage Index (the “Index”). The Index is an unmanaged index that is a combination of the Citigroup U.S. Government Index and the Citigroup Mortgage Index. The Citigroup U.S. Government Index tracks the performance of the U.S. Treasury and U.S. Government-sponsored indices within the Citigroup U.S. Broad Investment Grade Bond Index. The Citigroup Mortgage Index tracks the performance of the mortgage component of the Citigroup U.S. Broad Investment Grade Bond Index, which is comprised of 30- and 15-year GNMA, FNMA and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/17. During the periods shown, some of the expenses of the Fund were waived. If such expenses had been paid by the Fund, the Average Annual Total Returns for One Year, Five Years and Ten Years would have been 1.38%, 0.38% and 2.42%, respectively.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Citigroup and all other figures are from Foresters Investment Management Company, Inc.

62

Portfolio of Investments
GOVERNMENT FUND
December 31, 2017

Principal
Amount	Security	Value
	RESIDENTIAL MORTGAGE-BACKED
	SECURITIES—33.5%
	Fannie Mae—24.1%
$2,364M	3%, 7/1/2021 – 4/1/2046	$ 2,390,366
2,608M	3.5%, 11/1/2028 – 6/1/2046	2,693,579
1,054M	4%, 10/1/2035 – 4/1/2047	1,109,370
216M	4.5%, 11/1/2040 – 8/1/2041	232,273
255M	5.5%, 7/1/2034 – 10/1/2039	283,461
132M	9%, 11/1/2026	145,554
		6,854,603
	Freddie Mac—3.7%
132M	3.5%, 2/1/2046	135,979
758M	4%, 12/1/2040 – 6/1/2047	793,547
120M	4.5%, 5/1/2044	127,237
		1,056,763
	Government National Mortgage Association I
	Program—5.7%
165M	4%, 8/15/2041	173,173
377M	4.5%, 12/15/2039 – 6/15/2040	401,488
699M	5%, 6/15/2033 – 4/15/2040	766,491
169M	5.5%, 2/15/2033 – 1/15/2036	186,815
86M	6%, 11/15/2032	95,894
		1,623,861
Total Value of Residential Mortgage-Backed Securities (cost $9,575,631)		9,535,227
	U.S. GOVERNMENT AGENCY
	OBLIGATIONS—22.3%
	Fannie Mae:
770M	1.125%, 7/20/2018	767,838
125M	1.375%, 2/26/2021	122,425
300M	1.5%, 11/30/2020	295,718
850M	1.625%, 11/27/2018	848,734
	Federal Farm Credit Bank:
300M	2.125%, 3/6/2019	300,903
200M	3%, 9/13/2029	197,931

63

Portfolio of Investments (continued)
GOVERNMENT FUND
December 31, 2017

Principal
Amount	Security	Value
	U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
	Federal Home Loan Bank:
$ 750M	1.03%, 9/28/2018	$ 745,997
300M	1.375%, 5/28/2019	298,001
1,000M	1.625%, 10/7/2021	975,009
	Freddie Mac:
800M	0.875%, 3/7/2018	799,322
1,000M	1.25%, 8/1/2019	990,373
Total Value of U.S. Government Agency Obligations (cost $6,398,041)		6,342,251
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES—14.2%
	Fannie Mae—8.4%
467M	2.995%, 11/1/2022	476,304
300M	3.33%, 4/1/2035	306,573
600M	3.34%, 2/1/2027	630,425
300M	3.4%, 6/1/2031	305,864
166M	3.41%, 11/1/2046	165,018
500M	3.84%, 5/1/2018	499,531
		2,383,715
	Federal Home Loan Mortgage Corporation—5.8%
	Multi-Family Structured Pass Throughs:
500M	1.6722%, 8/25/2027 †	501,015
300M	1.7419%, 5/25/2024 †	300,989
170M	2.454%, 8/25/2023	169,515
379M	2.849%, 3/25/2026	381,094
300M	3.08%, 1/25/2031	301,957
		1,654,570
Total Value of Commercial Mortgage-Backed Securities (cost $4,117,931)		4,038,285
	U.S. GOVERNMENT OBLIGATIONS—13.5%
	U.S. Treasury Bonds:
300M	2.5%, 2/15/2046	285,563
120M	2.5%, 5/15/2046	114,155
125M	2.75%, 8/15/2047	125,183
200M	4.5%, 2/15/2036	257,543

64

Principal
Amount	Security	Value
	U.S. GOVERNMENT OBLIGATIONS (continued)
	U.S. Treasury Notes:
$ 200M	1.125%, 8/31/2021	$ 193,234
795M	1.375%, 10/31/2020	782,283
300M	1.5%, 3/31/2023	289,260
1,010M	1.875%, 8/31/2022	995,955
630M	2%, 2/15/2025	615,960
200M	2.25%, 10/31/2024	199,105
Total Value of U.S. Government Obligations (cost $3,912,393)		3,858,241
	TAXABLE MUNICIPAL BONDS—7.0%
100M	Bexar Cnty., TX Ltd. GO, 5%, 6/15/2043	118,100
300M	California State Dept. Wtr. Central Vly. Proj., 3.077%, 12/1/2028	298,548
250M	Cary, NC Comb. Enterprise Sys. Rev., 4%, 12/1/2042	274,440
400M	New York State Urban Dev. Corp. Rev., 3.27%, 3/15/2027	406,084
300M	Texas State A&M Perm. Univ. Fund, 3.66%, 7/1/2047	300,432
75M	Texas State Wtr. Dev. Brd. Rev., 3.7%, 10/15/2047	75,772
100M	University of North Carolina at Chapel Hill Rev., 3.326%, 12/1/2038	99,631
100M	University of Southern California, 3.841%, 10/1/2047	106,973
300M	University of Texas Perm. Univ. Fund, 3.376%, 7/1/2047	302,448
Total Value of Municipal Bonds (cost $1,963,614)		1,982,428
	COVERED BONDS—4.3%
	Financial Services
650M	Canadian Imperial Bank of Commerce, 2.35%, 7/27/2022 (a)	642,695
600M	Toronto-Dominion Bank, 2.5%, 1/18/2022 (a)	598,843
Total Value of Covered Bonds (cost $1,249,310)		1,241,538
	COLLATERALIZED MORTGAGE
	OBLIGATIONS—3.4%
430M	Fannie Mae, 4%, 2/25/2025	448,084
491M	Freddie Mac, 3.5%, 12/15/2028	509,464
Total Value of Collateralized Mortgage Obligations (cost $978,910)		957,548
	SOVEREIGN BONDS—1.0%
300M	Ukraine Government Aid Bonds, 1.471%, 9/29/2021 (cost $300,000)	293,673
Total Value of Investments (cost $28,495,830)	99.2%	28,249,191
Other Assets, Less Liabilities	.8	215,396
Net Assets	100.0%	$28,464,587

65

Portfolio of Investments (continued)
GOVERNMENT FUND
December 31, 2017

†	The interest rates shown on variable and floating rate notes are adjusted periodically; the rates shown are the rates in effect at December 31, 2017.

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933 (see Note 5).

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Residential Mortgage-Backed
Securities	$—	$9,535,227	$—	$9,535,227
U.S. Government Agency
Obligations	—	6,342,251	—	6,342,251
Commercial Mortgage-Backed
Securities	—	4,038,285	—	4,038,285
U.S. Government Obligations	—	3,858,241	—	3,858,241
Taxable Municipal Bonds	—	1,982,428	—	1,982,428
Covered Bonds	—	1,241,538	—	1,241,538
Collateralized Mortgage
Obligations		957,548	—	957,548
Sovereign Bonds	—	293,673	—	293,673
Total Investments in Securities	$—	$28,249,191	$—	$28,249,191

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended
December 31, 2017. Transfers, if any, between Levels are recognized at the end of the reporting period.

66	See notes to financial statements

Portfolio Manager’s Letter
GOVERNMENT CASH MANAGEMENT FUND

Dear Investor:

This is the annual report for the First Investors Life Series Government Cash Management Fund for the year ended December 31, 2017. During the year, the Fund’s return on a net asset value basis was 0.26%, including dividends of 0.3 cents per share. The Fund maintained a $1.00 net asset value per share throughout the year.

Economic Overview

The past 12 months ending December 31, 2017, have been filled with multiple key political events, including: elections in France, the United Kingdom, Germany and Japan, the Catalonian independence referendum, and Brexit negotiations as well as the start of Donald Trump’s Presidency with anticipations of policy changes. This time period was also characterized by elevated geopolitical tensions with North Korea, coupled with the devastating effects of several hurricanes. Despite these activities, corporate earnings rose, oil prices rebounded and global economic data was mostly positive, fueling the global equity rally.

The U.S. economy expanded at an annualized rate of 2.67% for 2017, the strongest growth rate in more than three years. The domestic labor market continued to tighten as it approaches full employment. The unemployment rate dropped to 4.1%, the lowest jobless rate in 17 years. Wage growth continues to improve, albeit very slowly. December inflation figures increased to 2.1%, remaining lower than their reading from earlier this year. Consumer sentiment and business activity were strong for the majority of the period. Although slowing slightly in the fourth quarter, the ISM Manufacturing Purchasing Managers’ Index reached its highest reading since May of 2004 of 60.8 in September, boosted by a rise in new orders, production and employment. Corporate earnings continued to rebound from a weak 2015.

International markets enjoyed healthy economic data as well, including synchronized growth acceleration, dramatically rising employment numbers and stronger PMIs across all regions. The Euro area experienced its lowest unemployment rate since January 2009 of 8.7% and the highest consumer confidence reading since January of 2001, and this was the highest business confidence since the 1985 inception of the Eurozone’s business climate indicator.

The Federal Reserve (the “Fed”) increased the Federal Funds Rate three times in 2017. In October, the Fed started to gradually reduce its $4.5 trillion dollar balance sheet. Then, at the Fed’s December meeting, it signaled three rate hikes for 2018.

Several other major central banks modestly tightened their monetary policies. The Bank of Canada raised rates twice in 2017, in July and September. The Bank of England increased interest rates in November, the first time since 2007. The

67

Portfolio Manager’s Letter (continued)
GOVERNMENT CASH MANAGEMENT FUND

European Central Bank announced a further slowdown in the pace of its quantitative easing purchases. Conversely, some emerging markets central banks cut rates, responding to low inflation.

Following a strong rally during the fourth quarter of 2016, the U.S. dollar significantly depreciated for most of 2017. This was a reflection primarily of both political uncertainties and accelerating growth overseas. Overall, the Bloomberg U.S. Dollar Index lost 9.87% during the review period, its largest annual decline since 2003.

The Fund

Short-term interest rates have risen by more than 125 basis points (1.25%) over the last two years since the Fed exited its zero interest rate policy. The Fed has maneuvered through this cycle, which began in December 2015, in a very modest and measured pace raising its benchmark short-term interest rate only five times during the last 25 months, 25 basis points (.25%) each time. Historically, the Fed has raised short-term interest rates in an effort to reduce inflationary pressures on the economy. The rate of increases during this cycle has been slower and more modest than many past tightening cycles because inflation has remained stubbornly below 2%. However, the economy continues to grow at a moderate pace and unemployment remains low, registering below 5% since May 2016. Given this economic backdrop, and despite slower than desired inflation, the Fed is projected to continue to raise rates at a measured pace through the middle of 2019.

Regulatory reforms have caused structural changes in the money market, as many money market funds, including this one, were driven to invest 100% of their investors’ assets in U.S. Treasury and government securities. Though these reform-driven-changes have likely reduced returns for those who manage these low-risk products, the reforms have also reduced certain types of risk to the investor. The Fund also maintained a weighted average maturity of fewer than 60 days during the period in order to comply with current SEC rules designed to limit interest rate risk.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

68

Fund Expenses (unaudited)
GOVERNMENT CASH MANAGEMENT FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 6 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/17)	(12/31/17)	(7/1/17–12/31/17)*
Expense Examples
Actual	$1,000.00	$1,002.22	$3.03
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,022.19	$3.06

*	Expenses are equal to the annualized expense ratio of .60%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived and/or assumed.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2017, and are based on the total value of investments.

69

Portfolio of Investments
GOVERNMENT CASH MANAGEMENT FUND
December 31, 2017

Principal			Interest
Amount	Security		Rate	*	Value
	U.S. GOVERNMENT AGENCY
	OBLIGATIONS—44.6%
	Federal Farm Credit Bank:
$200M	1/24/2018		1.20%		$ 199,846
400M	2/22/2018		1.27		399,268
	Federal Home Loan Bank:
500M	1/3/2018		1.25		499,965
250M	1/4/2018		1.14		249,976
300M	1/23/2018		1.30		299,762
200M	1/30/2018		1.30		199,791
400M	1/31/2018		1.24		399,587
500M	2/9/2018		1.24		499,327
225M	2/28/2018		1.23		224,553
500M	3/19/2018		1.34		498,566
400M	6/12/2018		1.48		397,344
Total Value of U.S. Government Agency Obligations (cost $3,867,985)					3,867,985
	SHORT-TERM U.S. GOVERNMENT
	OBLIGATIONS—35.7%
	U.S. Treasury Bills:
400M	1/4/2018		1.09		399,964
450M	1/11/2018		1.06		449,867
350M	1/25/2018		1.08		349,747
600M	1/25/2018		1.20		599,519
450M	2/8/2018		1.15		449,455
400M	3/22/2018		1.20		398,936
250M	4/26/2018		1.23		249,017
200M	8/16/2018		1.51		198,099
Total Value of Short-Term U.S. Government Obligations (cost $3,094,604)					3,094,604
	VARIABLE AND FLOATING RATE NOTES—19.1%
	Federal Home Loan Bank:
400M	1/26/2018		1.10		399,996
250M	2/26/2018		1.30		250,015
500M	2/28/2018		1.26		500,028
500M	8/24/2018		1.43		500,001
Total Value of Variable and Floating Rate Notes (cost $1,650,040)					1,650,040
Total Value of Investments (cost $8,612,629)**		99.4%			8,612,629
Other Assets, Less Liabilities		.6			50,712
Net Assets		100.0%			$8,663,341

70

*	The interest rates shown are the effective rates at the time of purchase by the Fund. The interest rates shown on variable and floating rate notes are adjusted periodcally; the rates shown are the rates in effect at December 31, 2017.

**	Aggregate cost for federal income tax purposes is the same.

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
U.S. Government Agency
Obligations	$—	$3,867,985	$—	$3,867,985
Short-Term U.S. Government
Obligations	—	3,094,604	—	3,094,604
Variable and Floating Rate Notes:
U.S. Government Agency
Obligations	—	1,650,040	—	1,650,040
Total Investments in Securities	$—	$8,612,629	$—	$8,612,629

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended December 31,
2017. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	71

Portfolio Manager’s Letter
GROWTH & INCOME FUND

Dear Investor:

This is the annual report for the First Investors Life Series Growth & Income Fund for the year ended December 31, 2017. During the year, the Fund’s return on a net asset value basis was 18.28%, including dividends of 71.3 cents per share and capital gains of $1.77 per share.

Economic Overview

The past 12 months ending December 31, 2017, have been filled with multiple key political events, including: elections in France, the United Kingdom, Germany and Japan, the Catalonian independence referendum, and Brexit negotiations as well as the start of Donald Trump’s Presidency with anticipations of policy changes. This time period was also characterized by elevated geopolitical tensions with North Korea, coupled with the devastating effects of several hurricanes. Despite these activities, corporate earnings rose, oil prices rebounded and global economic data was mostly positive, fueling the global equity rally.

The U.S. economy expanded at an annualized rate of 2.67% for 2017, the strongest growth rate in more than three years. The domestic labor market continued to tighten as it approaches full employment. The unemployment rate dropped to 4.1%, the lowest jobless rate in 17 years. Wage growth continues to improve, albeit very slowly. December inflation figures increased to 2.1%, remaining lower than their reading from earlier this year. Consumer sentiment and business activity were strong for the majority of the period. Although slowing slightly in the fourth quarter, the ISM Manufacturing Purchasing Managers’ Index reached its highest reading since May of 2004 of 60.8 in September, boosted by a rise in new orders, production and employment. Corporate earnings continued to rebound from a weak 2015.

International markets enjoyed healthy economic data as well, including synchronized growth acceleration, dramatically rising employment numbers and stronger PMIs across all regions. The Euro area experienced its lowest unemployment rate since January 2009 of 8.7% and the highest consumer confidence reading since January of 2001, and this was the highest business confidence since the 1985 inception of the Eurozone’s business climate indicator.

The Federal Reserve (the “Fed”) increased the Federal Funds Rate three times in 2017. In October, the Fed started to gradually reduce its $4.5 trillion dollar balance sheet. Then, at the Fed’s December meeting, it signaled three rate hikes for 2018.

Several other major central banks modestly tightened their monetary policies. The Bank of Canada raised rates twice in 2017, in July and September. The Bank of England increased interest rates in November, the first time since 2007. The

72

European Central Bank announced a further slowdown in the pace of its quantitative easing purchases. Conversely, some emerging markets central banks cut rates, responding to low inflation.

Following a strong rally during the fourth quarter of 2016, the U.S. dollar significantly depreciated for most of 2017. This was a reflection primarily of both political uncertainties and accelerating growth overseas. Overall, the Bloomberg U.S. Dollar Index lost 9.87% during the review period, its largest annual decline since 2003.

The Equity Market

U.S. equities rose consistently throughout 2017, posting multiple new records, supported by expanding global economies, strong corporate earnings, a rally in technology stocks, and expectations of lower taxes. The Dow Jones Industrial Average (“DJIA”) closed at a new high 71 times in 2017, the most closing highs for the DJIA in a single year. In addition, it reached five new 1,000 point milestones. Market volatility remained at historically low levels despite elevated political uncertainty.

Large-caps were the top performing market capitalization segment for the year. The S&P 500 Index and the DJIA returned 21.83% and 28.11% for the year, respectively. Mid-caps (measured by the S&P 400 MidCap Index) and small-caps (measured by the Russell 2000 Index), although lagging, posted double-digit returns for the year of 16.24% and 14.65%, respectively.

2017 was a good year for momentum and growth stocks as well as pure-play passive investments, while low volatility and high dividend strategies lagged. Growth stocks (measured by the S&P 500 Growth Index) significantly outperformed value stocks (measured by the S&P 500 Value Index), up 27.44% versus 15.36%, boosted by the rally in technology stocks.

Nine out of eleven S&P 500 sectors posted double-digit returns for 2017. Information Technology was the strongest sector, up 38.83% as investors focused on an improving economic outlook. Despite late 2017 recoveries, Telecom Services and Energy were slightly negative for the year.

Real estate as a whole lagged the general market due to both the rising interest rate environment and the uncertainty in the retail sector. Well publicized retail bankruptcies and store closures resulted in a sell-off of retail REITs. The Dow Jones US Select REIT Index gained 3.76% for the year.

For the first time in five years, international stocks outperformed U.S. stocks, supported by strong economic growth around the world and continued accommodative central bank policies. U.S. investors overseas enjoyed a positive currency exchange

73

Portfolio Manager’s Letter (continued)
GROWTH & INCOME FUND

effect due to local currencies appreciation versus the U.S. dollar. Emerging market equities outperformed developed market equities, fueled by investors’ appetite for riskier assets, recovery in commodity prices and rebounding earnings off a low base. Developed markets (measured by the MSCI EAFE Index) and emerging markets (measured by the MSCI EM Index) returned 25.62% and 37.75%, respectively.

The Fund

The Fund’s returns trailed diversified equity market benchmarks during the past year. Strong performance from a concentrated list of high growth, mainly technology names drove Index performance in 2017. Growth & Income’s strategy of focusing on dividend paying, reasonably priced equities lagged the market’s strong returns. Within the portfolio, strong stock selection in the Healthcare sector was more than offset by weaker performance in the Consumer Discretionary, Technology and Industrial sectors. Across all sectors, negative stock selection was most pronounced among large-capitalization stocks, with small-cap and mid-cap stocks performing in line to slightly better than the markets. The Fund had allocated 74% of its holdings to large-cap, 13% to mid-cap and 13% to small-cap stocks (ranges defined by Lipper) as of December 29, 2017.

The Consumer Discretionary sector represented the largest drag on relative Fund performance, as negative stock selection detracted from a sector that advanced alongside the broader market. Large Fund holding Newell Brands slumped 29% (mostly in the fourth quarter) amidst a deteriorating sales environment across many of their retail end markets, including retailer destocking, and compounded by input cost head-winds. Despite a strong fourth quarter rally, shares of L Brands returned –4% for the year on weak traffic trends at its flagship Victoria Secret brand.

The Information Technology sector also represented a significant drag on relative Fund performance, as Fund holdings failed to keep pace with the sector’s market-leading returns. Network equipment supplier ARRIS International returned –12%, hurt by increased memory component costs and project revenue softness. Wireless semiconductor provider Qualcomm returned a meager +2% during a year in which it was sued by Apple (its largest OEM customer) over license terms, was awaiting regulator approval to close a deal to acquire chipmaker NXP, and was subject to a hostile takeover offer from chipmaker Broadcom. Additionally, strong performance by large benchmark constituents not owned by the Fund (notably, Micron up 88%, NVIDIA up 82%, Texas Instruments up 47%, Facebook up 54%, Alphabet up 33%) also weighed on relative performance. This was despite strong returns from large Fund holdings Apple (+48%), Microsoft (+41%), Broadcom (+48%) and Applied Materials (+60%).

74

The Fund did benefit from pockets of positive performance, although these were not enough to offset the headwinds described above. The Healthcare sector was the clear stand-out, with strong stock selection contributing positively to absolute and relative returns. Pharmaceutical giant (and large Fund holding) AbbVie returned +60% in 2017, helped by patent rulings that should further protect its key arthritis drug Humira from biosimilar competition over the next five years. Equipment supplier (and fellow large Fund holding) Thermo Fisher Scientific returned +35% on improved market share performance and healthy end-markets for analytical instrumentation. Healthy end-markets also bolstered equipment providers Abbott Laboratories and Hill-Rom (both up +52%), with the former also boosted by product approvals and improving fundamentals at the recently-acquired St. Jude business. Government-sponsored healthcare insurance specialist Centene returned +79% on strong profitability in its exchange business (where it is the “last man standing” in some markets) as well as receded fears of healthcare overhaul legislation.

Outside of the Healthcare sector, the Fund benefited from the strong performance of individual stocks in various sectors. Intermodal container leasing firms Triton International returned a stellar +151% in 2017, thanks to improving fundamentals in the container leasing market. Insurance and wealth planning provider Ameriprise Financial returned +56% amidst the improving productivity of its advisors, and profitability from higher interest rates. Bedding retailer Sleep Number (formerly Select Comfort) returned +66% during a year in which it introduced new beds and saw store traffic improve. And hotelier Wyndham Worldwide returned +55%, helped by both improving lodging trends, and the announced spin-off of its timeshare business.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

75

Fund Expenses (unaudited)
GROWTH & INCOME FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 6 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/17)	(12/31/17)	(7/1/17–12/31/17)*
Expense Examples
Actual	$1,000.00	$1,103.28	$4.14
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.28	$3.97

*	Expenses are equal to the annualized expense ratio of .78%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2017, and are based on the total value of investments.

76

Cumulative Performance Information (unaudited)
GROWTH & INCOME FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Growth & Income Fund, the Standard & Poor’s 500 Index and the Russell 1000 Value Index.

The graph compares a $10,000 investment in the First Investors Life Series Growth & Income Fund beginning 12/31/07 with theoretical investments in the Standard & Poor’s 500 Index and the Russell 1000 Value Index (the “Indices”). The Standard & Poor’s 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. The Russell 1000 Value Index is an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. It is not possible to invest directly in these Indices. In addition, the Indices do not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/17.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Standard & Poor’s and FTSE Russell. All other figures are from Foresters Investment Management Company, Inc.

77

Portfolio of Investments
GROWTH & INCOME FUND
December 31, 2017

Shares		Security	Value
		COMMON STOCKS—97.4%
		Consumer Discretionary—11.5%
26,600		Aptiv, PLC	$ 2,256,478
53,700		Aramark Holdings Corp.	2,295,138
48,000		Big Lots, Inc.	2,695,200
58,700		BorgWarner, Inc.	2,998,983
107,600		CBS Corp. – Class “B”	6,348,400
79,200		DSW, Inc. – Class “A”	1,695,672
66,800		Ford Motor Co.	834,332
48,000		Home Depot, Inc.	9,097,440
68,600		L Brands, Inc.	4,131,092
13,600		Lear Corp.	2,402,576
51,300		Magna International, Inc.	2,907,171
80,600	*	Michaels Cos., Inc.	1,949,714
83,715		Newell Brands, Inc.	2,586,793
29,600		Penske Automotive Group, Inc.	1,416,360
5,900		Ross Stores, Inc.	473,475
68,100		Tapestry, Inc.	3,012,063
51,500		Tupperware Brands Corp.	3,229,050
42,700		Walt Disney Co.	4,590,677
10,600		Whirlpool Corp.	1,787,584
38,100		Wyndham Worldwide Corp.	4,414,647
			61,122,845
		Consumer Staples—10.0%
129,100		Altria Group, Inc.	9,219,031
80,400		B&G Foods, Inc.	2,826,060
96,178		Coca-Cola Co.	4,412,647
41,300		Conagra Brands, Inc.	1,555,771
77,400		CVS Health Corp.	5,611,500
169,979		Koninklijke Ahold Delhaize NV (ADR)	3,741,238
40,300		Nu Skin Enterprises, Inc. – Class “A”	2,749,669
44,100		PepsiCo, Inc.	5,288,472
82,900		Philip Morris International, Inc.	8,758,385
54,100		Procter & Gamble Co.	4,970,708
42,650		Wal-Mart Stores, Inc.	4,211,687
			53,345,168
		Energy—7.2%
36,900		Anadarko Petroleum Corp.	1,979,316
9,300		Chevron Corp.	1,164,267
72,300		ConocoPhillips	3,968,547
92,500		Devon Energy Corp.	3,829,500

78

Shares		Security	Value
		Energy (continued)
53,400		ExxonMobil Corp.	$ 4,466,376
34,500		Halliburton Co.	1,686,015
26,700		Hess Corp.	1,267,449
80,222		Marathon Oil Corp.	1,358,158
103,722		Marathon Petroleum Corp.	6,843,578
32,300		Occidental Petroleum Corp.	2,379,218
30,650		Phillips 66	3,100,247
21,600		Schlumberger, Ltd.	1,455,624
131,507		Suncor Energy, Inc.	4,828,937
			38,327,232
		Financials—16.4%
73,606		American Express Co.	7,309,812
45,800		American International Group, Inc.	2,728,764
42,200		Ameriprise Financial, Inc.	7,151,634
34,400		Chubb, Ltd.	5,026,872
144,000		Citizens Financial Group, Inc.	6,045,120
20,500		Comerica, Inc.	1,779,605
87,443		Discover Financial Services	6,726,116
147,700		Financial Select Sector SPDR Fund (ETF)	4,122,307
38,700		Hamilton Lane, Inc. – Class “A”	1,369,593
47,900		IBERIABANK Corp.	3,712,250
14,800		iShares Russell 2000 ETF (ETF)	2,256,408
115,388		JPMorgan Chase & Co.	12,339,593
64,500		MetLife, Inc.	3,261,120
15,000		Morgan Stanley	787,050
40,100		PNC Financial Services Group, Inc.	5,786,029
67,200		SPDR S&P Regional Banking (ETF)	3,954,720
134,600		Sterling Bancorp	3,311,160
94,800		U.S. Bancorp	5,079,384
76,567		Wells Fargo & Co.	4,645,320
			87,392,857
		Health Care—14.9%
114,300		Abbott Laboratories	6,523,101
89,400		AbbVie, Inc.	8,645,874
9,700		Aetna, Inc.	1,749,783
5,300		Allergan, PLC	866,974
45,039		Baxter International, Inc.	2,911,321
24,700	*	Centene Corp.	2,491,736
58,400		Gilead Sciences, Inc.	4,183,776
24,000		Hill-Rom Holdings, Inc.	2,022,960

79

Portfolio of Investments (continued)
GROWTH & INCOME FUND
December 31, 2017

Shares		Security	Value
		Health Care (continued)
72,275		Johnson & Johnson	$ 10,098,263
67,200		Koninklijke Philips NV (ADR)	2,540,160
40,212		Medtronic, PLC	3,247,119
87,443		Merck & Co., Inc.	4,920,418
233,493		Pfizer, Inc.	8,457,116
80,200		Phibro Animal Health Corp. – Class “A”	2,686,700
17,159		Shire, PLC (ADR)	2,661,704
53,443		Thermo Fisher Scientific, Inc.	10,147,757
69,572		Zoetis, Inc.	5,011,967
			79,166,729
		Industrials—12.7%
33,294		3M Co.	7,836,409
42,500		Apogee Enterprises, Inc.	1,943,525
118,700	*	Gardner Denver Holdings, Inc.	4,027,491
161,596		General Electric Co.	2,819,850
56,000		Honeywell International, Inc.	8,588,160
35,700		Ingersoll-Rand, PLC	3,184,083
136,076		Johnson Controls International, PLC	5,185,856
5,400		Lockheed Martin Corp.	1,733,670
10,600		ManpowerGroup, Inc.	1,336,766
91,200		Masco Corp.	4,007,328
74,600	*	MasTec, Inc.	3,651,670
32,600		Owens Corning	2,997,244
118,200		Schneider National, Inc. – Class “B”	3,375,792
17,400		Snap-On, Inc.	3,032,820
14,900		Stanley Black & Decker, Inc.	2,528,381
157,800		Triton International, Ltd.	5,909,610
40,200		United Technologies Corp.	5,128,314
			67,286,969
		Information Technology—17.1%
82,800		Apple, Inc.	14,012,244
87,100		Applied Materials, Inc.	4,452,552
19,600	*	ARRIS International, PLC	503,524
16,300		Broadcom, Ltd.	4,187,470
241,900		Cisco Systems, Inc.	9,264,770
28,243	*	Dell Technologies, Inc.- Class “V”	2,295,591
41,184		DXC Technology Co.	3,908,362
67,200	*	eBay, Inc.	2,536,128
21,800	*	FleetCor Technologies, Inc.	4,194,974

80

Shares		Security	Value
		Information Technology (continued)
157,000		Intel Corp.	$ 7,247,120
168,100		Microsoft Corp.	14,379,274
49,000		NetApp, Inc.	2,710,680
26,700	*	NXP Semiconductors NV	3,126,303
94,100		Oracle Corp.	4,449,048
90,188		QUALCOMM, Inc.	5,773,836
106,960		Symantec Corp.	3,001,298
22,900		TE Connectivity, Ltd.	2,176,416
74,800		Travelport Worldwide, Ltd.	977,636
22,565		Western Digital Corp.	1,794,594
			90,991,820
		Materials—2.4%
77,000		International Paper Co.	4,461,380
16,100		Praxair, Inc.	2,490,348
36,050		RPM International, Inc.	1,889,741
53,200		Sealed Air Corp.	2,622,760
19,100		Trinseo SA	1,386,660
			12,850,889
		Real Estate—2.1%
194,900		Brixmor Property Group, Inc. (REIT)	3,636,834
61,500		GGP, Inc. (REIT)	1,438,485
20,301		Real Estate Select Sector SPDR Fund (ETF)	668,715
121,200		Tanger Factory Outlet Centers, Inc. (REIT)	3,213,012
99,800		Urstadt Biddle Properties, Inc. – Class “A” (REIT)	2,169,652
			11,126,698
		Telecommunication Services—2.2%
142,600		AT&T, Inc.	5,544,288
114,300		Verizon Communications, Inc.	6,049,899
			11,594,187
		Utilities—.9%
121,100		Exelon Corp.	4,772,551
Total Value of Common Stocks (cost $284,264,087)			517,977,945

81

Portfolio of Investments (continued)
GROWTH & INCOME FUND
December 31, 2017

Principal
Amount	Security	Value
	SHORT-TERM U.S. GOVERNMENT AGENCY
	OBLIGATIONS—1.6%
	Federal Home Loan Bank:
$1,000M	1.135%, 1/4/2018	$ 999,929
1,000M	1.16%, 1/16/2018	999,502
3,500M	1.27%, 1/30/2018	3,496,514
1,000M	1.275%, 1/30/2018	999,004
2,000M	1.25%, 2/2/2018	1,997,744
Total Value of Short-Term U.S. Government Agency Obligations (cost $8,492,588)		8,492,693
	SHORT-TERM U.S. GOVERNMENT
	OBLIGATIONS—.6%
3,000M	U.S. Treasury Bills, 1.222%, 1/25/2018 (cost $2,997,554)	2,997,651
Total Value of Investments (cost $295,754,229)	99.6%	529,468,289
Other Assets, Less Liabilities	.4	2,226,595
Net Assets	100.0%	$531,694,884

*	Non-income producing

Summary of Abbreviations:
	ADR	American Depositary Receipts
	ETF	Exchange Traded Fund
	REIT	Real Estate Investment Trust

82

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Common Stocks	$517,977,945	$—	$—	$517,977,945
Short-Term U.S. Government
Agency Obligations	—	8,492,693	—	8,492,693
Short-Term U.S. Government
Obligations	—	2,997,651	—	2,997,651
Total Investments in Securities*	$517,977,945	$11,490,344	$—	$529,468,289

*	The Portfolio of Investments provides information on the industry categorization for common stocks.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended
December 31, 2017. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	83

Portfolio Manager’s Letter
INTERNATIONAL FUND

Dear Investor:

This is the annual report for the First Investors Life Series International Fund for the year ended December 31, 2017. During the year, the Fund’s return on a net asset value basis was 32.96%, including dividends of 25.4 cents per share.

Market Review

Macroeconomic conditions and earnings growth across the world’s major economies were strong and consistent this year. In the first quarter of 2017, global equity markets across the board posted gains for the first quarter, with emerging markets more than recovering the ground lost in the fourth quarter of 2016. European equities had a strong quarter as investors looked beyond rising political uncertainty. Investors were optimistic given largely positive economic figures coming out of the region. The European Central Bank (“ECB”) and Bank of England left monetary policy unchanged. Meanwhile, the UK government triggered Article 50, officially initiating the two-year process to extricate Britain from the EU. Emerging market equities posted double-digit returns for the quarter. There were a number of areas of strength: Technology, Chinese e-commerce and a recovery in sentiment in India, as the demonetization impact on corporate earnings has been less severe than feared and recovering. On the back of investment funds returning, EM currencies rallied alongside the markets, lifting returns in U.S. dollar terms.

Momentum continued into the second quarter of 2017, with both developed and emerging equity markets registering positive returns. The U.S. dollar continued to weaken. European equities, as measured by the MSCI Europe Index, advanced 0.68% in euros but 7.37% in USD terms over the quarter. Positive economic data, improving corporate earnings and reduced political risks contributed to optimistic sentiment as investors took notice of the region’s recovery. However, at the end of the quarter, markets responded negatively to remarks by ECB President Mario Draghi, who suggested that the ECB could begin tapering its quantitative easing and cited that the ECB believes the forces currently weighing on Eurozone inflation are temporary.

Emerging markets performed well over the quarter. Asian equities continued their bull run, with China and Korea as top contributors for the benchmark MSCI EAFE Index (Gross).

Across the board, international equity markets registered positive returns for the third quarter of 2017. Emerging markets continued to perform well, outpacing their developed market counterparts. In Europe, confidence in the strength of the economic recovery continued: real GDP in the Euro area continued to grow in the second quarter, increasing by 0.6% quarter-on-quarter. The Euro area Commission’s Economic Sentiment Indicator continued to rise, reaching the highest level in more than 10 years. And the euro continued to strengthen against the U.S. dollar, reaching its

84

highest level in more than two-and-a-half years. In European politics, Angela Merkel won a fourth term as German chancellor, but the rise of the anti-immigrant Alternative for Germany Party, now the third-largest group in parliament, underscored the anti-establishment movement in the past year. In emerging markets, third quarter performance was driven by high performing Chinese e-commerce companies and Brazilian banks. Emerging markets benefited from a weaker U.S. dollar, positive sentiment and continued inflows. Rising corporate earnings and growth across major economies also helped sustain emerging market equities.

In the fourth quarter, Europe’s economic momentum continued to build steam despite noise around Brexit, immigration, Polish nationalism and Catalonia. The ultra-low rates of the ECB provided substantial support across all Eurozone countries, whether they needed it or not. Real GDP in the Euro area continued to grow, increasing by 2.5% in the third quarter of 2017 year-over-year. In October, the ECB left interest rates unchanged and extended its quantitative easing program to September 2018, although monthly purchases will be reduced from €60 billion to €30 billion. While political risks in Europe have generally abated, there were some political concerns over the quarter. In Germany, Angela Merkel was unable to form a new coalition government by year-end and the crisis in Spain’s Catalan region escalated, but effects did not spill over into European equities. The UK was among the top performers in the region for the quarter as the economy continued to hum along better than many expected following the Brexit vote. The UK and European Union agreed on a joint progress report and completed phase one of the Brexit negotiations in December. Emerging market equities consistently performed well throughout 2017 outperforming the broader MSCI ACWI in all four quarters. Returns were driven by ongoing growth and stable outlooks for major emerging market economies, such as China and India. Asian IT companies in particular were major contributors to emerging markets performance over the year.

Stocks that Helped Absolute Performance

HDFC Bank continued to perform well through the third quarter as the bank reported strong results for the fiscal quarter ended in June. HDFC Bank is a prime beneficiary of continued healthy deposit growth as India’s middle income group accumulates savings, as well as the recent surge in deposits due to the monetization push, providing funding to cater to the strong demand for credit from a variety of areas from consumers and small- and medium-sized businesses. HDFC Bank is a high-quality Indian private sector bank which has been a cornerstone investment in the portfolio for many years. The bank has delivered solid growth while maintaining high credit and underwriting standards. HDFC Bank has a strong deposit franchise and powerful technology backbone that should allow it to grow at a faster rate than the industry.

85

Portfolio Manager’s Letter (continued)
INTERNATIONAL FUND

Alibaba reported strong results for FYQ1 that exceeded both top line and bottom line expectations. The key drivers continue to be better data-driven personalization providing more relevant and engaging ads, and improving conversion rates for merchants on their core e-commerce business. Alibaba is the leading e-commerce platform operator in China with a dominant market share in terms of overall gross merchandise volume (“GMV”). It is multiples larger in GMV than the second biggest player in China, JD.com. Alibaba’s key advantage versus competitors is that it has the largest number of vendors which, in turn, attracts a massive pool of buyers. Other markets like Japan and the U.S. have shown that it is difficult to displace a player who has a significant supplier/merchant advantage. This allows buyers to have access to the widest base of vendors and available inventory at the most competitive prices in almost any category. Further, by segmenting the market to lower-priced merchants (Taobao) and more established/trustworthy merchants in Tmall, it can cater to a wider base of consumers. There is also the tailwind from e-commerce penetration in China still being in relatively early stages. Given the fast take-up of smartphone penetration, there is the potential for this to increase significantly, and Alibaba is in prime position to benefit from this trend.

Tencent’s results in the fourth quarter were strong with revenue growth over 60%. Tencent Holdings is a major Internet platform in China with a strong presence in online gaming, instant messaging, and is one of the country’s largest web portals. The company has been successful in providing popular services to attract new users and creating a network effect to maintain existing users. There is growing expectation that the company will be able to successfully monetize its OTT application, WeChat, through advertising revenue. Online gaming is the largest contributor to revenue, but Tencent also generates sales through fee-based social networks, advertising and e-commerce. The gaming revenues benefit from operating the dominant social networking platform by directing traffic to the gaming platform. This has translated into strong sales, as well as earnings growth.

Stocks that Hurt Absolute Performance

Shimano lowered guidance for 2017 due to weak sales in China and North America. We believe that weak sales in 2017 were due to cyclical factors, mainly inventory adjustment, and not necessarily to a change in the business model or secular trends. Shimano, a Japanese multinational manufacturer of cycling equipment, has dominant market share and a strong brand associated with quality components and technology. The industry is moving from Europe/U.S. to emerging markets, especially China. Shimano, together with other categories like sport apparel, is benefiting from the trend of consumers in emerging markets looking to spend more disposable income on health and leisure activities. The penetration of bikes with gears is still small when compared to developed markets and the average price of bikes sold in China is one-sixth of those in developed markets. Historically, Shimano has also been

86

successful in raising prices in developed markets through innovation. E-Bikes, a new emerging category, could also become a growth driver. We believe there is a lot of value on Shimano’s tail of growth and estimate, excluding Forex volatility, Shimano can deliver EPS growth in the mid-teens. In contrast to most Japanese corporates, Shimano has been more open to return cash to shareholders, although we believe there is room for improvement.

Inditex reported a marginally lower-than-expected third quarter earnings, though we noted the company faced a tough comparable base in the prior year. The numbers for the first six weeks of the fourth quarter were strong with Forex adjusted sales increasing 13% year-over-year, suggesting growth of 7-to-8%, which is better than expected. Overall, we believe Inditex has the strongest business model in fashion retail with its speed and logistics advantage to deliver consistently strong comps, and better opportunities for space growth globally. Inditex (“ITX”) is a Spanish global retail chain operator featuring store brands: Zara, Massimo Dutti, Pull & Bear, Stradivarius, Bershka, Oysho, Zara Home and Uterque. We believe Inditex has the strongest competitive advantages of almost any retailer globally as its business model revolves around a high level of proximity sourcing, a strong feedback mechanism from its store base, and fast speed from design to delivery. This allows ITX to produce a high-quality affordable product, and the ability for multiple new designs within a season based on consumer preferences. Inditex is therefore able to generate more sales at full price and discount less and this is aided by it largely operating its own stores. The Inditex model has global growth opportunities especially in underpenetrated regions like Asia, Eastern Europe, the U.S. and Germany.

Novo Nordisk was a bottom contributor to portfolio performance over the period. We exited our position in Novo Nordisk as the insulin market in the U.S. was becoming more competitive. Novo had been a long-term investment for us and the company created a lot of value over the long haul. But over the past year, the competitive pressures have risen significantly and the company no longer offers the predictable earnings growth profile it once had.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

87

Fund Expenses (unaudited)
INTERNATIONAL FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 6 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/17)	(12/31/17)	(7/1/17–12/31/17)*
Expense Examples
Actual	$1,000.00	$1,088.49	$4.47
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.93	$4.33

*	Expenses are equal to the annualized expense ratio of .85%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2017, and are based on the total value of investments.

88

Cumulative Performance Information (unaudited)
INTERNATIONAL FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series International Fund, the Morgan Stanley Capital International (“MSCI”) EAFE Index (Gross) and the Morgan Stanley Capital International (“MSCI”) EAFE Index (Net).

The graph compares a $10,000 investment in the First Investors Life Series International Fund beginning 12/31/07 with theoretical investments in the MSCI EAFE Index (Gross) and the MSCI EAFE Index (Net) (the “Indices”). The Indices are free float-adjusted market capitalization indices that measure developed foreign market equity performance, excluding the U.S. and Canada. The MSCI EAFE Index (Gross) is calculated on a total-return basis with the maximum possible dividend reinvestment (before taxes). The MSCI EAFE Index (Net) is calculated on a total-return basis with net dividends reinvested after deduction of foreign withholding taxes. The Indices are unmanaged and it is not possible to invest directly in these Indices. In addition, the Indices do not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/17.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Indices figures are from Morgan Stanley & Company, Inc. and all other figures are from Foresters Investment Management Company, Inc.

89

Portfolio of Investments
INTERNATIONAL FUND
December 31, 2017

Shares		Security	Value
		COMMON STOCKS—95.5%
		United Kingdom—15.8%
103,986		British American Tobacco, PLC	$ 7,045,091
25,286		DCC, PLC	2,548,538
81,819		Diageo, PLC	3,010,245
611,907		Domino’s Pizza Group, PLC	2,856,051
53,499		Reckitt Benckiser Group, PLC	4,997,699
146,503		RELX NV	3,368,845
350,347		Rentokil Initial, PLC	1,504,204
			25,330,673
		United States—14.6%
19,541		Accenture, PLC – Class “A”	2,991,532
18,317		Aptiv, PLC	1,553,831
33,677		Mastercard, Inc. – Class “A”	5,097,351
45,802		Philip Morris International, Inc.	4,838,981
3,128	*	Priceline Group, Inc.	5,435,651
30,414		Visa, Inc. – Class “A”	3,467,804
			23,385,150
		India—7.4%
219,415		HDFC Bank, Ltd.	6,436,609
203,389		Housing Development Finance Corp., Ltd.	5,450,261
			11,886,870
		Canada—7.1%
95,544		Alimentation Couche-Tard, Inc. – Class “B”	4,985,466
37,690		Canadian National Railway Co.	3,107,851
5,493		Constellation Software, Inc.	3,329,973
			11,423,290
		France—7.0%
15,403		Essilor International SA	2,124,418
7,324		L’Oreal SA	1,625,281
7,228		LVMH Moet Hennessy Louis Vuitton SE	2,128,229
12,188		Sodexo SA	1,638,589
12,759		Teleperformance	1,828,641
7,623		Unibail-Rodamco	1,920,750
			11,265,908

90

Shares		Security	Value
		Switzerland—5.7%
52,373		Nestle SA	$ 4,503,933
11,454		Roche Holding AG – Genusscheine	2,897,441
97,328		UBS Group AG	1,791,846
			9,193,220
		Japan—5.1%
13,422		Daito Trust Construction Co., Ltd.	2,736,813
2,800		Keyence Corp.	1,568,547
17,000		Shimano, Inc.	2,391,391
57,689		Unicharm Corp.	1,499,888
			8,196,639
		Spain—5.0%
17,141		Aena SA	3,475,750
79,899		Grifols SA – Class “A”	2,341,540
63,226		Industria de Diseno Textil SA	2,203,397
			8,020,687
		Ireland—4.9%
520,631		AIB Group, PLC	3,435,725
37,574		Paddy Power Betfair, PLC	4,472,236
			7,907,961
		Netherlands—3.4%
96,701		Unilever NV – CVA	5,448,017
		Germany—3.3%
14,079		HeidelbergCement AG	1,524,561
32,935		SAP SE	3,692,858
			5,217,419
		China—3.2%
29,745	*	Alibaba Group Holding, Ltd. (ADR)	5,128,930
		Belgium—2.6%
36,421		Anheuser-Busch InBev SA	4,069,744
		Taiwan—2.4%
96,665		Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	3,832,767

91

Portfolio of Investments (continued)
INTERNATIONAL FUND
December 31, 2017

Shares or
Principal
Amount		Security	Value
		South Africa—1.8%
10,232		Naspers, Ltd.	$ 2,853,961
		Israel—1.4%
21,263	*	Check Point Software Technologies, Inc.	2,203,272
		Brazil—1.4%
340,988		Ambev SA (ADR)	2,202,782
		Hong Kong—1.3%
38,566		Tencent Holdings, Ltd.	2,004,108
		Mexico—1.1%
18,644		Fomento Economico Mexicana SAB de CV – Class “B” (ADR)	1,750,672
		Australia—1.0%
14,181		CSL, Ltd.	1,563,446
Total Value of Common Stocks (cost $102,069,952)			152,885,516
		SHORT-TERM U.S. GOVERNMENT AGENCY
		OBLIGATIONS—2.8%
		United States
		Federal Home Loan Bank:
$1,000M		1.25%, 1/16/2018	999,502
1,500M		1.27%, 1/30/2018	1,498,506
2,000M		1.25%, 2/2/2018	1,997,744
Total Value of Short-Term U.S. Government Agency Obligations (cost $4,495,720)			4,495,752
		SHORT-TERM U.S. GOVERNMENT
		OBLIGATIONS—.9%
		United States
1,500M		U.S. Treasury Bills, 1.085%, 1/4/2018 (cost $1,499,864)	1,499,905
Total Value of Investments (cost $108,065,536)		99.2%	158,881,173
Other Assets, Less Liabilities		.8	1,246,852
Net Assets		100.0%	$160,128,025

*	Non-income producing

Summary of Abbreviations:
	ADR	American Depositary Receipts

92

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Common Stocks
United Kingdom	$25,330,673	$—	$—	$25,330,673
United States	23,385,150	—	—	23,385,150
India	11,886,870	—	—	11,886,870
Canada	11,423,290	—	—	11,423,290
France	11,265,908	—	—	11,265,908
Switzerland	9,193,220	—	—	9,193,220
Japan	8,196,639	—	—	8,196,639
Spain	8,020,687	—	—	8,020,687
Ireland	7,907,961	—	—	7,907,961
Netherlands	5,448,017	—	—	5,448,017
Germany	5,217,419	—	—	5,217,419
China	5,128,930	—	—	5,128,930
Belgium	4,069,744	—	—	4,069,744
Taiwan	3,832,767	—	—	3,832,767
South Africa	2,853,961	—	—	2,853,961
Israel	2,203,272	—	—	2,203,272
Brazil	2,202,782	—	—	2,202,782
Hong Kong	2,004,108	—	—	2,004,108
Mexico	1,750,672	—	—	1,750,672
Australia	1,563,446	—	—	1,563,446
Short-Term U.S. Government
Agency Obligations	—	4,495,752	—	4,495,752
Short-Term U.S. Government
Obligations	—	1,499,905	—	1,499,905
Total Investments in Securities	$152,885,516	$5,995,657	$—	$158,881,173

93

Portfolio of Investments (continued)
INTERNATIONAL FUND
December 31, 2017

During the year ended December 31, 2017, there were no transfers between Level 1 investments and
Level 2 investments that had a material impact to the Fund. This does not include transfers between
Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year.

94	See notes to financial statements

Portfolio Managers’ Letter
INVESTMENT GRADE FUND

Dear Investor:

This is the annual report for the First Investors Life Series Investment Grade Fund for the year ended December 31, 2017. During the year the Fund’s return on a net asset value basis was 4.72%, including dividends of 42.2 cents per share.

Economic Overview

The past 12 months ending December 31, 2017, have been filled with multiple key political events, including: elections in France, the United Kingdom, Germany and Japan, the Catalonian independence referendum, and Brexit negotiations as well as the start of Donald Trump’s Presidency with anticipations of policy changes. This time period was also characterized by elevated geopolitical tensions with North Korea, coupled with the devastating effects of several hurricanes. Despite these activities, corporate earnings rose, oil prices rebounded and global economic data was mostly positive, fueling the global equity rally.

The U.S. economy expanded at an annualized rate of 2.67% for 2017, the strongest growth rate in more than three years. The domestic labor market continued to tighten as it approaches full employment. The unemployment rate dropped to 4.1%, the lowest jobless rate in 17 years. Wage growth continues to improve, albeit very slowly. December inflation figures increased to 2.1%, remaining lower than their reading from earlier this year. Consumer sentiment and business activity were strong for the majority of the period. Although slowing slightly in the fourth quarter, the ISM Manufacturing Purchasing Managers’ Index reached its highest reading since May of 2004 of 60.8 in September, boosted by a rise in new orders, production and employment. Corporate earnings continued to rebound from a weak 2015.

International markets enjoyed healthy economic data as well, including synchronized growth acceleration, dramatically rising employment numbers and stronger PMIs across all regions. The Euro area experienced its lowest unemployment rate since January 2009 of 8.7% and the highest consumer confidence reading since January of 2001, and this was the highest business confidence since the 1985 inception of the Eurozone’s business climate indicator.

The Federal Reserve (the “Fed”) increased the Federal Funds Rate three times in 2017. In October, the Fed started to gradually reduce its $4.5 trillion dollar balance sheet. Then, at the Fed’s December meeting, it signaled three rate hikes for 2018.

Several other major central banks modestly tightened their monetary policies. The Bank of Canada raised rates twice in 2017, in July and September. The Bank of England increased interest rates in November, the first time since 2007. The European Central Bank announced a further slowdown in the pace of its quantitative easing

95

Portfolio Managers’ Letter (continued)
INVESTMENT GRADE FUND

purchases. Conversely, some emerging markets central banks cut rates, responding to low inflation.

Following a strong rally during the fourth quarter of 2016, the U.S. dollar signifi-cantly depreciated for most of 2017. This was a reflection primarily of both political uncertainties and accelerating growth overseas. Overall, the Bloomberg U.S. Dollar Index lost 9.87% during the review period, its largest annual decline since 2003.

The Bond Market

U.S. fixed income markets were positive across the board in 2017, despite three interest rate hikes. The broad U.S. bond market (measured by the ICE BofA ML U.S. Broad Market Index) returned 3.61% for the year.

With a return of 2.43%, Treasuries (measured by the ICE BofA ML Treasury Index) were one of the weakest domestic fixed income markets in 2017. Longer-dated Treasuries, with 15+ year maturities, outperformed at 8.56%, while shorter-dated Treasuries underperformed due to Fed Rate hikes.

The Treasury yield curve flattened considerably in 2017 with majority of the movement occurring on the short-end of the curve. The 2-year Treasury yield, which is more sensitive to central bank policy, rose 70 basis points in 2017 to 1.89%, as the Fed stayed on track with tightening monetary policy. On the other hand, the benchmark 10-year Treasury yield ended the year at 2.41%, 4 basis points lower than it began the year. As a result, the spreads between the 10-year and 2-year yields narrowed in 2017 from 1.26% to 0.52%.

Credit-sensitive fixed income outperformed Treasuries in 2017, benefited from narrowing credit spreads. Strong demand and a positive economic environment buoyed investment grade corporate bonds (measured by the ICE BofA ML Corporate Master Index), which returned 6.47%. Demand was boosted by overseas buyers in their search for higher yields than those available locally.

The high yield bond market (measured by the ICE BofA ML U.S. Cash Pay HY Constrained Index) was the strongest domestic fixed income market for the period, returning 7.47%. In 2017 there was a narrower divergence between lower-rated high yield bonds (CCC-rated and lower) and their higher-rated (BB) counterparts. Leveraged loans (measured by the Credit Suisse Leveraged Loan Index) returned 4.25%.

After being the weakest fixed income sector in 2016, municipal bonds (measured by the ICE BofA ML Municipal Securities Master Index) recovered in 2017, outperforming Treasuries with a return of 5.40%. Municipal bonds rallied into year-end as tax reform legislation reduced future issuance.

96

Non-U.S. sovereign bond markets (in local currencies) were mostly positive in 2017 with the exception of several European markets, including German Bunds. The depreciating dollar boosted U.S. dollar-denominated returns. The Citi World Government ex U.S. Bond Index gained 10.33% in U.S. dollar terms in 2017. Emerging market debt (measured by the ICE BofA ML Global Emerging Markets Sovereign Index) performed slightly better, returning 11.90%, benefiting from improving growth within emerging markets and more accommodative monetary policies.

The Fund

The Fund invests in investment grade fixed income securities. The majority of the Fund’s assets were invested in investment grade corporate bonds. The Fund also had as much as 6.3% of its assets invested in high yield securities and less than 1.0% invested in U.S. Treasuries.

Returns in the corporate bond market during the review period were a function of duration and tighter credit spreads. Of note, corporate bonds with maturities greater than 10 years significantly outperformed shorter-maturity debt (i.e., 3–5 years), reflecting the flattening of the Treasury curve as investors reached for yield.

The Fund underperformed the BofA Merrill Lynch Corporate Index during the review period. The relative underperformance was predominantly a function of the Fund’s underweight in corporate bonds with maturities greater than 10 years, which had the highest returns during the review period. The Fund benefited from its overweight in the Basic Materials sector, particularly metals and mining issuers, which had the highest returns among different industry groups.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

97

Fund Expenses (unaudited)
INVESTMENT GRADE FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 6 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/17)	(12/31/17)	(7/1/17–12/31/17)*
Expense Examples
Actual	$1,000.00	$1,019.83	$3.46
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.78	$3.47

*	Expenses are equal to the annualized expense ratio of .68%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2017, and are based on the total value of investments.

98

Cumulative Performance Information (unaudited)
INVESTMENT GRADE FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Investment Grade Fund and the ICE BofAML U.S. Corporate Master Index.

The graph compares a $10,000 investment in the First Investors Life Series Investment Grade Fund beginning 12/31/07 with a theoretical investment in the ICE BofAML U.S. Corporate Master Index (the “Index”). The Index includes publicly-issued, fixed-rate, non-convertible investment grade dollar-denominated, S.E.C.-registered corporate debt having at least one year to maturity and an outstanding par value of at least $250 million. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/17. During the periods shown, some of the expenses of the Fund were waived. If such expenses had been paid by the Fund, the Average Annual Total Returns for One Year, Five Years and Ten Years would have been 4.57%, 2.62% and 4.54%, respectively.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Intercontinental Exchange and all other figures are from Foresters Investment Management Company, Inc.

99

Portfolio of Investments
INVESTMENT GRADE FUND
December 31, 2017

Principal
Amount	Security	Value
	CORPORATE BONDS—96.6%
	Aerospace/Defense—1.4%
$ 500M	Rockwell Collins, Inc., 3.2%, 3/15/2024	$ 504,521
400M	Rolls-Royce, PLC, 3.625%, 10/14/2025 (a)	413,219
		917,740
	Automotive—.6%
400M	O’Reilly Automotive, Inc., 3.55%, 3/15/2026	404,818
	Chemicals—2.7%
300M	Agrium, Inc., 3.375%, 3/15/2025	301,852
500M	Dow Chemical Co., 3.5%, 10/1/2024	515,167
400M	LYB International Finance Co. BV, 3.5%, 3/2/2027	402,791
500M	LyondellBasell Industries NV, 6%, 11/15/2021	555,857
		1,775,667
	Energy—11.8%
	Andeavor Logistics, LP:
300M	3.5%, 12/1/2022	299,766
100M	5.25%, 1/15/2025	105,295
900M	BP Capital Markets, PLC, 3.216%, 11/28/2023	920,083
575M	Canadian Oil Sands, Ltd., 7.75%, 5/15/2019 (a)	613,961
500M	Continental Resources, Inc., 5%, 9/15/2022	509,375
400M	Enable Midstream Partners, LP, 4.4%, 3/15/2027	407,495
500M	Enbridge Energy Partners, LP, 4.2%, 9/15/2021	520,163
300M	Enterprise Products Operating, 7.55%, 4/15/2038	421,417
	Kinder Morgan Energy Partners, LP:
300M	3.5%, 3/1/2021	305,357
500M	3.45%, 2/15/2023	503,101
	Magellan Midstream Partners, LP:
500M	5%, 3/1/2026	556,318
300M	4.2%, 10/3/2047	303,768
200M	Marathon Oil Corp., 3.85%, 6/1/2025	203,914
400M	Noble Energy, Inc., 3.85%, 1/15/2028	402,035
400M	ONEOK Partners, LP, 3.375%, 10/1/2022	403,220
400M	Spectra Energy, LLC, 6.2%, 4/15/2018	404,371
	Valero Energy Corp.:
466M	9.375%, 3/15/2019	504,844
300M	6.625%, 6/15/2037	396,568
		7,781,051

100

Principal
Amount	Security	Value
	Financial Services—11.2%
$ 200M	American Express Co., 7%, 3/19/2018	$ 202,153
	American International Group, Inc.:
400M	3.75%, 7/10/2025	413,064
200M	4.7%, 7/10/2035	221,859
500M	Assured Guaranty U.S. Holding, Inc., 5%, 7/1/2024	539,452
300M	Brookfield Finance, Inc., 4%, 4/1/2024	310,986
500M	ERAC USA Finance, LLC, 4.5%, 8/16/2021 (a)	527,790
600M	Ford Motor Credit Co., LLC, 8.125%, 1/15/2020	664,946
500M	GE Capital International Funding Services, Ltd., 4.418%, 11/15/2035	542,147
700M	General Electric Capital Corp., 4.65%, 10/17/2021	754,039
400M	General Motors Financial Co., Inc., 5.25%, 3/1/2026	440,562
500M	International Lease Finance Corp., 8.25%, 12/15/2020	575,577
500M	Key Bank NA, 3.4%, 5/20/2026	499,037
400M	Liberty Mutual Group, Inc., 4.95%, 5/1/2022 (a)	432,038
300M	National City Corp., 6.875%, 5/15/2019	318,175
600M	Protective Life Corp., 7.375%, 10/15/2019	650,579
300M	Prudential Financial, Inc., 7.375%, 6/15/2019	322,264
		7,414,668
	Financials—25.9%
	Bank of America Corp.:
625M	5%, 5/13/2021	673,975
550M	4.1%, 7/24/2023	584,510
475M	5.875%, 2/7/2042	630,333
	Barclays Bank, PLC:
400M	5.125%, 1/8/2020	420,325
600M	3.75%, 5/15/2024	622,490
300M	Capital One Financial Corp., 3.75%, 4/24/2024	308,620
	Citigroup, Inc.:
200M	8.5%, 5/22/2019	216,736
450M	4.5%, 1/14/2022	479,135
500M	3.7%, 1/12/2026	515,646
400M	3.4%, 5/1/2026	403,115
	Deutsche Bank AG:
300M	3.375%, 5/12/2021	303,006
400M	3.7%, 5/30/2024	403,258

101

Portfolio of Investments (continued)
INVESTMENT GRADE FUND
December 31, 2017

Principal
Amount	Security	Value
	Financials (continued)
	Goldman Sachs Group, Inc.:
$ 200M	2.35%, 11/15/2021	$ 197,149
600M	5.75%, 1/24/2022	665,663
300M	3.625%, 1/22/2023	310,267
300M	3.272%, 9/29/2025	299,060
500M	3.5%, 11/16/2026	503,443
700M	6.125%, 2/15/2033	893,597
	JPMorgan Chase & Co.:
300M	6%, 1/15/2018	300,419
250M	4.5%, 1/24/2022	267,662
1,100M	3.54%, 5/1/2028	1,120,409
550M	6.4%, 5/15/2038	758,216
	Morgan Stanley:
1,450M	5.5%, 7/28/2021	1,587,359
300M	4%, 7/23/2025	314,422
400M	3.625%, 1/20/2027	409,854
	U.S. Bancorp:
500M	3.6%, 9/11/2024	518,417
300M	3.1%, 4/27/2026	298,212
400M	UBS AG, 4.875%, 8/4/2020	423,833
300M	UBS Group Funding (Switzerland) AG, 4.253%, 3/23/2028 (a)	316,711
500M	Visa, Inc., 3.15%, 12/14/2025	511,671
	Wells Fargo & Co.:
900M	3.45%, 2/13/2023	917,783
250M	4.75%, 12/7/2046	280,098
	Wells Fargo Bank NA:
250M	5.85%, 2/1/2037	321,196
250M	6.6%, 1/15/2038	349,350
		17,125,940
	Food/Beverage/Tobacco—4.3%
	Anheuser-Busch InBev Finance, Inc.:
400M	3.65%, 2/1/2026	413,492
400M	4.9%, 2/1/2046	465,453
400M	Anheuser-Busch InBev Worldwide, Inc., 3.75%, 1/15/2022	418,464
550M	Bunge Ltd. Finance Corp., 8.5%, 6/15/2019	596,007
440M	Ingredion, Inc., 4.625%, 11/1/2020	462,504
500M	PepsiCo, Inc., 3.45%, 10/6/2046	486,376
		2,842,296

102

Principal
Amount	Security	Value
	Food/Drug—.6%
$ 400M	CVS Health Corp., 3.875%, 7/20/2025	$ 412,600
	Forest Products/Containers—.9%
300M	Packaging Corp. of America, 3.4%, 12/15/2027	301,365
250M	Rock-Tenn Co., 4.9%, 3/1/2022	269,850
		571,215
	Health Care—1.3%
450M	Express Scripts Holding Co., 4.75%, 11/15/2021	479,867
400M	Laboratory Corp. of America Holdings, 3.75%, 8/23/2022	415,258
		895,125
	Information Technology—3.1%
350M	Apple, Inc., 3%, 11/13/2027	348,321
400M	Corning, Inc., 7.25%, 8/15/2036	499,363
900M	Diamond 1 Finance Corp., 4.42%, 6/15/2021 (a)	938,550
300M	Oracle Corp., 2.4%, 9/15/2023	296,483
		2,082,717
	Manufacturing—2.3%
	CRH America, Inc.:
750M	8.125%, 7/15/2018	773,842
250M	3.4%, 5/9/2027 (a)	250,441
500M	Johnson Controls International, PLC, 5%, 3/30/2020	527,638
		1,551,921
	Media-Broadcasting—2.8%
200M	ABC, Inc., 8.75%, 8/15/2021	236,476
400M	British Sky Broadcasting Group, PLC, 9.5%, 11/15/2018 (a)	424,905
	Comcast Corp.:
400M	2.75%, 3/1/2023	402,202
700M	4.25%, 1/15/2033	764,264
		1,827,847
	Media-Diversified—.6%
400M	Time Warner, Inc., 3.6%, 7/15/2025	401,532
	Metals/Mining—3.0%
500M	Arconic, Inc., 6.15%, 8/15/2020	539,425

103

Portfolio of Investments (continued)
INVESTMENT GRADE FUND
December 31, 2017

Principal
Amount	Security	Value
	Metals/Mining (continued)
	Glencore Funding, LLC:
$ 400M	4.125%, 5/30/2023 (a)	$ 414,300
500M	4.625%, 4/29/2024 (a)	529,008
500M	Newmont Mining Corp., 5.125%, 10/1/2019	521,242
		2,003,975
	Real Estate—9.0%
400M	Alexandria Real Estate Equities, Inc., 3.95%, 1/15/2028	409,267
400M	Boston Properties, LP, 5.875%, 10/15/2019	421,800
	Digital Realty Trust, LP:
300M	5.25%, 3/15/2021	322,069
300M	4.75%, 10/1/2025	326,669
200M	Duke Realty Corp., 3.25%, 6/30/2026	198,586
400M	ERP Operating, LP, 3.375%, 6/1/2025	408,278
300M	Essex Portfolio, LP, 3.875%, 5/1/2024	311,334
200M	HCP, Inc., 4.25%, 11/15/2023	210,178
	Realty Income Corp.:
500M	3.25%, 10/15/2022	508,591
200M	4.125%, 10/15/2026	208,306
500M	Simon Property Group, LP, 3.375%, 10/1/2024	510,758
500M	Tanger Properties, LP, 3.125%, 9/1/2026	476,831
400M	Ventas Realty, LP, 4.75%, 6/1/2021	424,190
425M	Vornado Realty, LP, 3.5%, 1/15/2025	424,603
800M	Welltower, Inc., 4%, 6/1/2025	828,521
		5,989,981
	Retail-General Merchandise—2.4%
	Amazon.com, Inc.:
200M	3.15%, 8/22/2027 (a)	200,706
400M	4.8%, 12/5/2034	470,876
200M	4.05%, 8/22/2047 (a)	216,489
500M	Home Depot, Inc., 5.875%, 12/16/2036	677,880
		1,565,951
	Telecommunications—2.6%
	AT&T, Inc.:
500M	4.25%, 3/1/2027	510,649
300M	5.3%, 8/14/2058	302,237
900M	Verizon Communications, Inc., 4.272%, 1/15/2036	898,118
		1,711,004

104

Principal
Amount	Security	Value
	Transportation—3.0%
$ 300M	Aviation Capital Group, LLC, 3.5%, 11/1/2027 (a)	$ 294,622
	Burlington Northern Santa Fe, LLC:
200M	5.75%, 5/1/2040	261,148
400M	5.15%, 9/1/2043	495,708
300M	Penske Truck Leasing Co., LP, 4.875%, 7/11/2022 (a)	324,200
600M	Southwest Airlines Co., 3%, 11/15/2026	583,585
		1,959,263
	Utilities—7.1%
500M	Duke Energy Progress, Inc., 4.15%, 12/1/2044	546,721
300M	E.ON International Finance BV, 5.8%, 4/30/2018 (a)	303,637
300M	Electricite de France SA, 3.625%, 10/13/2025 (a)	307,661
300M	Entergy Arkansas, Inc., 4.95%, 12/15/2044	314,423
400M	Exelon Generation Co., LLC, 3.4%, 3/15/2022	407,111
429M	Great River Energy, 4.478%, 7/1/2030 (a)	465,529
500M	Ohio Power Co., 5.375%, 10/1/2021	549,984
450M	Oklahoma Gas & Electric Co., 4%, 12/15/2044	471,186
400M	ONEOK, Inc., 7.5%, 9/1/2023	477,028
193M	San Diego Gas & Electric Co., 1.914%, 2/1/2022	188,359
604M	Sempra Energy, 9.8%, 2/15/2019	654,332
		4,685,971
Total Value of Corporate Bonds (cost $62,153,476)		63,921,282
	PASS-THROUGH CERTIFICATES—.8%
	Transportation
500M	American Airlines 17-2 AA PTT, 3.35%, 10/15/2029 (cost $500,000)	505,965
	TAXABLE MUNICIPAL BONDS—.5%
300M	New Jersey State Tpk. Auth., 4%, 1/1/2043 (cost $317,140)	320,127
Total Value of Investments (cost $62,970,616)	97.9%	64,747,374
Other Assets, Less Liabilities	2.1	1,415,724
Net Assets	100.0%	$66,163,098

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933 (see Note 5).

Summary of Abbreviations:
	PTT	Pass-Through Trust

105

Portfolio of Investments (continued)
INVESTMENT GRADE FUND
December 31, 2017

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$63,921,282	$—	$63,921,282
Pass-Through Certificates	—	505,965	—	505,965
Taxable Municipal Bonds	—	320,127	—	320,127
Total Investments in Securities*	$—	$64,747,374	$—	$64,747,374

*	The Portfolio of Investments provides information on the industry categorization for corporate bonds and pass-through certificates.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended
December 31, 2017. Transfers, if any, between Levels are recognized at the end of the reporting period.

106	See notes to financial statements

Portfolio Managers’ Letter
LIMITED DURATION HIGH QUALITY BOND FUND

Dear Investor:

This is the annual report for the First Investors Life Series Limited Duration High Quality Bond Fund for the year ended December 31, 2017. During the year, the Fund’s return on a net asset value basis was 1.26%, including dividends of 17.0 cents per share.

Economic Overview

The past 12 months ending December 31, 2017, have been filled with multiple key political events, including: elections in France, the United Kingdom, Germany and Japan, the Catalonian independence referendum, and Brexit negotiations as well as the start of Donald Trump’s Presidency with anticipations of policy changes. This time period was also characterized by elevated geopolitical tensions with North Korea, coupled with the devastating effects of several hurricanes. Despite these activities, corporate earnings rose, oil prices rebounded and global economic data was mostly positive, fueling the global equity rally.

The U.S. economy expanded at an annualized rate of 2.67% for 2017, the strongest growth rate in more than three years. The domestic labor market continued to tighten as it approaches full employment. The unemployment rate dropped to 4.1%, the lowest jobless rate in 17 years. Wage growth continues to improve, albeit very slowly. December inflation figures increased to 2.1%, remaining lower than their reading from earlier this year. Consumer sentiment and business activity were strong for the majority of the period. Although slowing slightly in the fourth quarter, the ISM Manufacturing Purchasing Managers’ Index reached its highest reading since May of 2004 of 60.8 in September, boosted by a rise in new orders, production and employment. Corporate earnings continued to rebound from a weak 2015.

International markets enjoyed healthy economic data as well, including synchronized growth acceleration, dramatically rising employment numbers and stronger PMIs across all regions. The Euro area experienced its lowest unemployment rate since January 2009 of 8.7% and the highest consumer confidence reading since January of 2001, and this was the highest business confidence since the 1985 inception of the Eurozone’s business climate indicator.

The Federal Reserve (the “Fed”) increased the Federal Funds Rate three times in 2017. In October, the Fed started to gradually reduce its $4.5 trillion dollar balance sheet. Then, at the Fed’s December meeting, it signaled three rate hikes for 2018.

Several other major central banks modestly tightened their monetary policies. The Bank of Canada raised rates twice in 2017, in July and September. The Bank of England increased interest rates in November, the first time since 2007. The European Central Bank announced a further slowdown in the pace of its quantitative easing purchases. Conversely, some emerging markets central banks cut rates, responding to low inflation.

107

Portfolio Managers’ Letter (continued)
LIMITED DURATION HIGH QUALITY BOND FUND

Following a strong rally during the fourth quarter of 2016, the U.S. dollar significantly depreciated for most of 2017. This was a reflection primarily of both political uncertainties and accelerating growth overseas. Overall, the Bloomberg U.S. Dollar Index lost 9.87% during the review period, its largest annual decline since 2003.

The Bond Market

U.S. fixed income markets were positive across the board in 2017, despite three interest rate hikes. The broad U.S. bond market (measured by the ICE BofA ML U.S. Broad Market Index) returned 3.61% for the year.

With a return of 2.43%, Treasuries (measured by the ICE BofA ML Treasury Index) were one of the weakest domestic fixed income markets in 2017. Longer-dated Treasuries, with 15+ year maturities, outperformed at 8.56%, while shorter-dated Treasuries underperformed due to Fed Rate hikes.

The Treasury yield curve flattened considerably in 2017 with majority of the movement occurring on the short-end of the curve. The 2-year Treasury yield, which is more sensitive to central bank policy, rose 70 basis points in 2017 to 1.89%, as the Fed stayed on track with tightening monetary policy. On the other hand, the benchmark 10-year Treasury yield ended the year at 2.41%, 4 basis points lower than it began the year. As a result, the spreads between the 10-year and 2-year yields narrowed in 2017 from 1.26% to 0.52%.

Credit-sensitive fixed income outperformed Treasuries in 2017, benefited from narrowing credit spreads. Strong demand and a positive economic environment buoyed investment grade corporate bonds (measured by the ICE BofA ML Corporate Master Index), which returned 6.47%. Demand was boosted by overseas buyers in their search for higher yields than those available locally.

The high yield bond market (measured by the ICE BofA ML U.S. Cash Pay HY Constrained Index) was the strongest domestic fixed income market for the period, returning 7.47%. In 2017 there was a narrower divergence between lower-rated high yield bonds (CCC-rated and lower) and their higher-rated (BB) counterparts. Leveraged loans (measured by the Credit Suisse Leveraged Loan Index) returned 4.25%.

After being the weakest fixed income sector in 2016, municipal bonds (measured by the ICE BofA ML Municipal Securities Master Index) recovered in 2017, outperforming Treasuries with a return of 5.40%. Municipal bonds rallied into year-end as tax reform legislation reduced future issuance.

Non-U.S. sovereign bond markets (in local currencies) were mostly positive in 2017 with the exception of several European markets, including German Bunds. The depreciating dollar boosted U.S. dollar-denominated returns. The Citi World Government ex U.S. Bond Index gained 10.33% in U.S. dollar terms in 2017. Emerging market debt (measured by the ICE BofA ML Global Emerging Markets Sovereign Index) performed

108

slightly better, returning 11.90%, benefiting from improving growth within emerging markets and more accommodative monetary policies.

The Fund

The Fund generally invests in investment grade fixed income securities. The majority of the Fund’s assets were invested in investment grade corporates, asset-backed securities and mortgage-backed securities.

The review period was characterized by higher front-end yields (maturities 3 years and shorter). The 1–5 year broad bond market returned 1.33%, according to ICE BofA Merrill Lynch. Lower-rated bonds outperformed high grade bonds within the 1–5 year broad investment grade market, especially 3–5 year maturities. As such, yield curve positioning, as well as the level of credit risk taken by investors, were key performance drivers during the review period; 1–5 year investment grade corporate bonds had the best sector returns with total returns of 2.64%, while 0–5 year mortgage-backed bonds posted returns of 1.62% and 1–5 year Treasuries had total returns of 0.65%.

The Fund underperformed the ICE BofA Merrill Lynch 1–5 Year US Broad Market Index during the period under review. Although the Fund had an overweight in investment grade corporates relative to the Index, three key drivers led to the Fund’s underperformance. First, it was underweight Industrials relative to the Index within investment grade corporates. Second, the Fund was underweight 3–5 year BBB-investment grade corporates relative to the Index; BBB securities had the best performance within the 1–5 year investment grade corporate universe. Third, the Fund’s security selection within agency MBS was a lag on relative performance.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

109

Fund Expenses (unaudited)
LIMITED DURATION HIGH QUALITY BOND FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 6 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/17)	(12/31/17)	(7/1/17–12/31/17)*
Expense Examples
Actual	$1,000.00	$1,002.08	$5.05
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.17	$5.09

*	Expenses are equal to the annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2017, and are based on the total value of investments.

110

Cumulative Performance Information (unaudited)
LIMITED DURATION HIGH QUALITY BOND FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Limited Duration High Quality Bond Fund and the ICE BofAML 1-5 Year U.S. Broad Market Index.

The graph compares a $10,000 investment in the Life Series Limited Duration High Quality Bond Fund beginning 7/1/14 (commencement of operations) with a theoretical investment in the ICE BofAML 1-5 Year U.S. Broad Market Index (the “Index”). The Index is a subset of the ICE BofAML U.S. Broad Market Index which tracks the performance of U.S. dollar-denominated investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, quasi-government, corporate, securitized and collateralized securities. The Index includes all securities with a remaining term to final maturity or an average life less than 5 years. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/17. During the periods shown, some of the expenses of the Fund were waived. If such expenses had been paid by the Fund, the Average Annual Total Returns for One Year and Since Inception would have been 1.10% and (0.51%), respectively.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Intercontinental Exchange and all other figures are from Foresters Investment Management Company, Inc.

111

Portfolio of Investments (continued)
LIMITED DURATION HIGH QUALITY BOND FUND
December 31, 2017

Principal
Amount	Security	Value
	CORPORATE BONDS—81.3%
	Automotive—5.7%
$100M	BMW U.S. Capital, LLC, 1.85%, 9/15/2021 (a)	$ 97,619
100M	Hyundai Capital America, 2%, 7/1/2019 (a)	98,839
200M	O’Reilly Automotive, Inc., 4.625%, 9/15/2021	212,677
		409,135
	Chemicals—1.4%
100M	Dow Chemical Co., 4.25%, 11/15/2020	104,502
	Energy—1.4%
100M	BP Capital Markets, PLC, 3.216%, 11/28/2023	102,231
	Financial Services—8.6%
200M	First Tennessee Bank, 2.95%, 12/1/2019	201,420
100M	Protective Life Corp., 7.375%, 10/15/2019	108,430
100M	Prudential Financial, Inc., 7.375%, 6/15/2019	107,421
100M	State Street Bank & Trust Co., 5.25%, 10/15/2018	102,544
100M	UnitedHealth Group, Inc., 2.7%, 7/15/2020	101,193
		621,008
	Financials—29.2%
100M	Bank of America Corp., 5.65%, 5/1/2018	101,198
100M	Bank of Montreal, 1.9%, 8/27/2021	97,945
100M	Bank of New York Mellon Corp., 2.05%, 5/3/2021	98,832
250M	Bank of Nova Scotia, 1.875%, 9/20/2021 (a)	243,190
100M	Barclays Bank, PLC, 6.75%, 5/22/2019	106,027
100M	Capital One Financial Corp., 3.05%, 3/9/2022	100,797
100M	Citigroup, Inc., 2.75%, 4/25/2022	99,898
250M	Citizens Bank, 2.25%, 3/2/2020	248,940
200M	Danske Bank A/S, 2.7%, 3/2/2022 (a)	200,325
100M	Deutsche Bank AG of New York, 2.7%, 7/13/2020	99,571
100M	Goldman Sachs Group, Inc., 2.54463%, 6/5/2023	100,955
100M	JPMorgan Chase & Co., 4.5%, 1/24/2022	107,065
200M	Lloyds Bank, PLC, 3%, 1/11/2022	201,187
200M	Morgan Stanley, 2.54261%, 1/20/2022	203,398
100M	Wells Fargo & Co., 3.45%, 2/13/2023	101,976
		2,111,304

112

Principal
Amount	Security	Value
	Food/Beverage/Tobacco—7.3%
$200M	Bunge Ltd. Finance Corp., 8.5%, 6/15/2019	$ 216,730
200M	Ingredion, Inc., 4.625%, 11/1/2020	210,229
100M	Mead Johnson Nutrition Co., 3%, 11/15/2020	101,539
		528,498
	Forest Products/Containers—1.4%
100M	Georgia-Pacific, LLC, 3.163%, 11/15/2021 (a)	101,837
	Health Care—2.8%
100M	AstraZeneca, PLC, 2.375%, 6/12/2022	98,917
100M	Gilead Sciences, Inc., 2.55%, 9/1/2020	100,927
		199,844
	Information Technology—1.4%
100M	QUALCOMM, Inc., 2.6%, 1/30/2023	97,611
	Real Estate—8.5%
200M	American Tower Trust I, 3.07%, 3/15/2023 (a)	202,495
100M	Boston Properties, LP, 5.875%, 10/15/2019	105,450
100M	Digital Realty Trust, LP, 2.75%, 2/1/2023	99,238
100M	Realty Income Corp., 3.25%, 10/15/2022	101,718
100M	Welltower, Inc., 6.125%, 4/15/2020	108,071
		616,972
	Retail-General Merchandise—1.4%
100M	Amazon.com, Inc., 2.4%, 2/22/2023 (a)	99,080
	Telecommunications—2.7%
100M	AT&T, Inc., 2.45%, 6/30/2020	99,951
100M	Verizon Communications, Inc., 1.75%, 8/15/2021	97,399
		197,350
	Transportation—5.2%
200M	Aviation Capital Group, LLC, 7.125%, 10/15/2020 (a)	223,063
141M	Heathrow Funding, Ltd., 4.875%, 7/15/2021 (a)	150,750
		373,813

113

Portfolio of Investments (continued)
LIMITED DURATION HIGH QUALITY BOND FUND
December 31, 2017

Principal
Amount	Security	Value
	Utilities—4.3%
$100M	Arizona Public Service Co., 8.75%, 3/1/2019	$ 107,201
100M	Ohio Power Co., 6.05%, 5/1/2018	101,272
100M	Wisconsin Public Service Corp., 1.65%, 12/4/2018	99,687
		308,160
Total Value of Corporate Bonds (cost $5,896,319)		5,871,345
	RESIDENTIAL MORTGAGE-BACKED
	SECURITIES—11.7%
	Fannie Mae—8.1%
35M	2.5%, 8/1/2030	35,210
384M	3%, 8/1/2026 – 4/1/2031	392,098
152M	3.5%, 12/1/2025 – 12/1/2029	158,090
		585,398
	Freddie Mac—3.6%
251M	3%, 8/1/2027 – 12/1/2031	256,024
Total Value of Residential Mortgage-Backed Securities (cost $852,058)		841,422
	COVERED BONDS—3.4%
	Financial Services
250M	Stadshypotek AB, 1.85%, 10/2/2019 (cost $251,117) (a)	248,351
	U.S. GOVERNMENT OBLIGATIONS—1.4%
100M	U.S. Treasury Notes, 1.875%, 7/31/2022 (cost $100,438)	98,658
Total Value of Investments (cost $7,099,932)	97.8%	7,059,776
Other Assets, Less Liabilities	2.2	160,197
Net Assets	100.0%	$7,219,973

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933 (see Note 5).

114

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$5,871,345	$—	$5,871,345
Residential Mortgage-Backed
Securities	—	841,422	—	841,422
Covered Bonds	—	248,351	—	248,351
U.S. Government Obligations	—	98,658	—	98,658
Total Investments in Securities*	$—	$7,059,776	$—	$7,059,776

*	The Portfolio of Investments provides information on the industry categorization for corporate bonds and covered bonds.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended
December 31, 2017. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	115

Portfolio Managers’ Letter
OPPORTUNITY FUND

Dear Investor:

This is the annual report for the First Investors Life Series Opportunity Fund for the year ended December 31, 2017. During the year, the Fund’s return on a net asset value basis was 19.0%, including dividends of 11.0 cents per share.

Economic Overview

The past 12 months ending December 31, 2017, have been filled with multiple key political events, including: elections in France, the United Kingdom, Germany and Japan, the Catalonian independence referendum, and Brexit negotiations as well as the start of Donald Trump’s Presidency with anticipations of policy changes. This time period was also characterized by elevated geopolitical tensions with North Korea, coupled with the devastating effects of several hurricanes. Despite these activities, corporate earnings rose, oil prices rebounded and global economic data was mostly positive, fueling the global equity rally.

The U.S. economy expanded at an annualized rate of 2.67% for 2017, the strongest growth rate in more than three years. The domestic labor market continued to tighten as it approaches full employment. The unemployment rate dropped to 4.1%, the lowest jobless rate in 17 years. Wage growth continues to improve, albeit very slowly. December inflation figures increased to 2.1%, remaining lower than their reading from earlier this year. Consumer sentiment and business activity were strong for the majority of the period. Although slowing slightly in the fourth quarter, the ISM Manufacturing Purchasing Managers’ Index reached its highest reading since May of 2004 of 60.8 in September, boosted by a rise in new orders, production and employment. Corporate earnings continued to rebound from a weak 2015.

International markets enjoyed healthy economic data as well, including synchronized growth acceleration, dramatically rising employment numbers and stronger PMIs across all regions. The Euro area experienced its lowest unemployment rate since January 2009 of 8.7% and the highest consumer confidence reading since January of 2001, and this was the highest business confidence since the 1985 inception of the Eurozone’s business climate indicator.

The Federal Reserve (the “Fed”) increased the Federal Funds Rate three times in 2017. In October, the Fed started to gradually reduce its $4.5 trillion dollar balance sheet. Then, at the Fed’s December meeting, it signaled three rate hikes for 2018.

Several other major central banks modestly tightened their monetary policies. The Bank of Canada raised rates twice in 2017, in July and September. The Bank of England increased interest rates in November, the first time since 2007. The European Central Bank announced a further slowdown in the pace of its quantitative easing purchases. Conversely, some emerging markets central banks cut rates, responding to low inflation.

116

Following a strong rally during the fourth quarter of 2016, the U.S. dollar significantly depreciated for most of 2017. This was a reflection primarily of both political uncertainties and accelerating growth overseas. Overall, the Bloomberg U.S. Dollar Index lost 9.87% during the review period, its largest annual decline since 2003.

The Equity Market

U.S. equities rose consistently throughout 2017, posting multiple new records, supported by expanding global economies, strong corporate earnings, a rally in technology stocks, and expectations of lower taxes. The Dow Jones Industrial Average (“DJIA”) closed at a new high 71 times in 2017, the most closing highs for the DJIA in a single year. In addition, it reached five new 1,000 point milestones. Market volatility remained at historically low levels despite elevated political uncertainty.

Large-caps were the top performing market capitalization segment for the year. The S&P 500 Index and the DJIA returned 21.83% and 28.11% for the year, respectively. Mid-caps (measured by the S&P 400 MidCap Index) and small-caps (measured by the Russell 2000 Index), although lagging, posted double-digit returns for the year of 16.24% and 14.65%, respectively.

2017 was a good year for momentum and growth stocks as well as pure-play passive investments, while low volatility and high dividend strategies lagged. Growth stocks (measured by the S&P 500 Growth Index) significantly outperformed value stocks (measured by the S&P 500 Value Index), up 27.44% versus 15.36%, boosted by the rally in technology stocks.

Nine out of eleven S&P 500 sectors posted double-digit returns for 2017. Information Technology was the strongest sector, up 38.83% as investors focused on an improving economic outlook. Despite late 2017 recoveries, Telecom Services and Energy were slightly negative for the year.

Real estate as a whole lagged the general market due to both the rising interest rate environment and the uncertainty in the retail sector. Well publicized retail bankruptcies and store closures resulted in a sell-off of retail REITs. The Dow Jones US Select REIT Index gained 3.76% for the year.

For the first time in five years, international stocks outperformed U.S. stocks, supported by strong economic growth around the world and continued accommodative central bank policies. U.S. investors overseas enjoyed a positive currency exchange effect due to local currencies appreciation versus the U.S. dollar. Emerging market equities outperformed developed market equities, fueled by investors’ appetite for riskier assets, recovery in commodity prices and rebounding earnings off a low base. Developed markets (measured by the MSCI EAFE Index) and emerging markets (measured by the MSCI EM Index) returned 25.62% and 37.75%, respectively.

117

Portfolio Managers’ Letter (continued)
OPPORTUNITY FUND

The Fund

On a relative basis, the Fund outperformed the S&P 400 MidCap Index primarily due to stock selection in the Consumer Discretionary and Consumer Staples sectors. In Consumer Discretionary, William Lyon Homes — a homebuilder — benefited from strong order growth and improved profitability. Also in Consumer Discretionary, ServiceMaster Global Holdings — which offers pest control (Terminix), home warranties and home cleaning services — announced the spin-off of its home warranty business, which was news welcomed by investors. In addition, its home cleaning business performed well in the wake of Hurricanes Harvey and Irma. In Consumer Staples, the Performance Food Group Company — a distributor of food and food-related products to restaurants, schools and hospitals — benefited from strong private label sales, expansion of distribution, new customer wins, and tighter cost controls.

The Fund’s absolute performance was mainly attributable to investments in stocks in the Consumer Discretionary, Industrials and Information Technology sectors. Among our Consumer Discretionary stocks, William Lyon Homes and ServiceMaster Global Holdings — discussed above — both delivered strong results on an absolute basis. Among our stocks in the Industrials sector, Triton International, Ltd. — a lessor of shipping containers — benefited from strong pricing, increased leasing demand and limited near-term container supply. Finally, among our Information Technology stocks, Lam Research Corporation — a supplier of capital equipment to the Semiconductor industry — benefited from another year of increased industry spending, particularly for 3D NAND, which is the latest generation of high-density storage drives.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

118

Fund Expenses (unaudited)
OPPORTUNITY FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 6 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/17)	(12/31/17)	(7/1/17–12/31/17)*
Expense Examples
Actual	$1,000.00	$1,096.43	$4.44
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.98	$4.28

*	Expenses are equal to the annualized expense ratio of .84%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2017, and are based on the total value of investments.

119

Cumulative Performance Information (unaudited)
OPPORTUNITY FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Opportunity Fund and the Standard & Poor’s MidCap 400 Index.

The graph compares a $10,000 investment in the First Investors Life Series Opportunity Fund beginning 12/17/12 (commencement of operations) with a theoretical investment in the Standard & Poor’s MidCap 400 Index (the “Index”). The Index is an unmanaged capitalization-weighted index of 400 stocks designed to measure performance of the mid-range sector of the U.S. stock market. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/17.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Standard & Poor’s and all other figures are from Foresters Investment Management Company, Inc.

120

Portfolio of Investments
OPPORTUNITY FUND
December 31, 2017

Shares		Security	Value
		COMMON STOCKS—98.6%
		Consumer Discretionary—21.9%
20,000		Acushnet Holdings Corp.	$ 421,600
4,200		Aptiv, PLC	356,286
10,300		Aramark Holdings Corp.	440,222
10,600	*	Belmond, Ltd. – Class “A”	129,850
13,600		Big Lots, Inc.	763,640
7,800		BorgWarner, Inc.	398,502
9,700		Dana Holding Corp.	310,497
21,400		DSW, Inc. – Class “A”	458,174
11,200	*	Fox Factory Holding Corp.	435,120
7,500	*	Helen of Troy, Ltd.	722,625
5,700		HSN, Inc.	229,995
10,000		L Brands, Inc.	602,200
2,400		Lear Corp.	423,984
9,700	*	LKQ Corp.	394,499
8,100		Magna International, Inc.	459,027
5,500		Meredith Corp.	363,275
21,800	*	Michaels Cos., Inc.	527,342
10,000		Newell Brands, Inc.	309,000
5,700		Nordstrom, Inc.	270,066
6,400		Oxford Industries, Inc.	481,216
7,800		Penske Automotive Group, Inc.	373,230
1,500		Ralph Lauren Corp.	155,535
1,300		Ross Stores, Inc.	104,325
12,100		Ruth’s Hospitality Group, Inc.	261,965
20,600	*	ServiceMaster Holdings, Inc.	1,056,162
12,100	*	Sleep Number Corp.	454,839
15,000		Tapestry, Inc.	663,450
12,100	*	Taylor Morrison Home Corp. – Class “A”	296,087
30,300	*	TRI Pointe Group, Inc.	542,976
11,400		Tupperware Brands Corp.	714,780
1,800		Whirlpool Corp.	303,552
28,800	*	William Lyon Homes – Class “A”	837,504
10,300		Wolverine World Wide, Inc.	328,364
6,100		Wyndham Worldwide Corp.	706,807
			15,296,696
		Consumer Staples—6.0%
15,400		B&G Foods, Inc.	541,310
5,100		ConAgra Brands, Inc.	192,117
31,100		Koninklijke Ahold Delhaize NV (ADR)	684,511
1,300		McCormick & Co., Inc.	132,483

121

Portfolio of Investments (continued)
OPPORTUNITY FUND
December 31, 2017

Shares		Security	Value
		Consumer Staples (continued)
6,600		Nu Skin Enterprises, Inc. – Class “A”	$ 450,318
17,500	*	Performance Food Group Co.	579,250
10,600		Pinnacle Foods, Inc.	630,382
6,100		Tootsie Roll Industries, Inc.	222,040
23,300	*	U.S. Foods Holding Corp.	743,969
			4,176,380
		Energy—3.0%
1,800	*	Dril-Quip, Inc.	85,860
4,800		EOG Resources, Inc.	517,968
5,400		EQT Corp.	307,368
5,100		Hess Corp.	242,097
4,800		National Oilwell Varco, Inc.	172,896
17,100		PBF Energy, Inc. – Class “A”	606,195
7,200	*	ProPetro Holding Corp.	145,152
			2,077,536
		Financials—14.1%
4,500		Ameriprise Financial, Inc.	762,615
13,300		Berkshire Hills Bancorp, Inc.	486,780
30,300		Citizens Financial Group, Inc.	1,271,994
3,900		Comerica, Inc.	338,559
13,900		Discover Financial Services	1,069,188
23,800		Financial Select Sector SPDR Fund (ETF)	664,258
9,100		First Republic Bank	788,424
5,500		Great Western Bancorp, Inc.	218,900
8,400		IBERIABANK Corp.	651,000
3,500		iShares Core S&P Mid-Cap ETF (ETF)	664,230
4,700		iShares Russell 2000 ETF (ETF)	716,562
7,200		Nasdaq, Inc.	553,176
12,200		SPDR S&P Regional Banking (ETF)	717,970
26,700		Sterling Bancorp	656,820
15,100		Waddell & Reed Financial, Inc. – Class “A”	337,334
			9,897,810
		Health Care—10.0%
2,050		Allergan, PLC	335,339
1,800	*	AMN Healthcare Services, Inc.	88,650
13,400	*	Centene Corp.	1,351,792
6,000	*	Charles River Laboratories International, Inc.	656,700

122

Shares		Security	Value
		Health Care (continued)
8,400		Gilead Sciences, Inc.	$ 601,776
9,100		Hill-Rom Holdings, Inc.	767,039
21,200		Phibro Animal Health Corp. – Class “A”	710,200
19,400	*	Prestige Brands, Inc.	861,554
4,500		Quest Diagnostics, Inc.	443,205
6,300		Thermo Fisher Scientific, Inc.	1,196,244
			7,012,499
		Industrials—15.0%
15,700		A.O. Smith Corp.	962,096
13,300		Apogee Enterprises, Inc.	608,209
9,500	*	Atkore International Group Co.	203,775
11,800		ESCO Technologies, Inc.	710,950
700	*	Evoqua Water Technologies Corp	16,597
23,100	*	Gardner Denver Holdings, Inc.	783,783
5,100		Ingersoll-Rand, PLC	454,869
5,000		J. B. Hunt Transport Services, Inc.	574,900
15,000		Korn/Ferry International	620,700
2,500		ManpowerGroup, Inc.	315,275
22,800		Masco Corp.	1,001,832
15,100	*	MasTec, Inc.	739,145
4,800		Owens Corning	441,312
1,700		Roper Technologies, Inc.	440,300
27,300		Schneider National, Inc.	779,688
2,400		Snap-On, Inc.	418,320
3,000		Stanley Black & Decker, Inc.	509,070
24,800		Triton International, Ltd.	928,760
			10,509,581
		Information Technology—13.9%
5,900	*	ARRIS International, PLC	151,571
6,400		Belden, Inc.	493,888
3,000		Broadcom, Ltd.	770,700
12,200		Cypress Semiconductor Corp.	185,928
5,400	*	Fiserv, Inc.	708,102
4,500	*	FleetCor Technologies, Inc.	865,935
3,000		Juniper Networks, Inc.	85,500
4,200		Lam Research Corp.	773,094
8,180		Methode Electronics, Inc.	328,018
7,100	*	Microsemi Corp.	366,715
2,700		MKS Instruments, Inc.	255,150
13,300		NetApp, Inc.	735,756

123

Portfolio of Investments (continued)
OPPORTUNITY FUND
December 31, 2017

Shares		Security	Value
		Information Technology (continued)
7,500	*	NETGEAR, Inc.	$ 440,625
5,100		Silicon Motion Technology Corp. (ADR)	270,096
16,000		Symantec Corp.	448,960
2,200		TE Connectivity, Ltd.	209,088
4,300	*	Tech Data Corp.	421,271
11,500		Technology Select Sector SPDR Fund (ETF)	735,425
41,500		Travelport Worldwide, Ltd.	542,405
4,200		Western Digital Corp.	334,026
6,000	*	Zebra Technologies Corp. – Class “A”	622,800
			9,745,053
		Materials—8.1%
12,100	*	Berry Global Group, Inc.	709,907
2,200		Eastman Chemical Co.	203,808
11,200	*	Ferro Corp.	264,208
9,100		FMC Corp.	861,406
6,900		Greif, Inc.	418,002
5,100		KMG Chemicals, Inc.	337,008
2,400		Praxair, Inc.	371,232
9,700		Sealed Air Corp.	478,210
28,899	*	Summit Materials, Inc. – Class “A”	908,585
9,000		Trinseo SA	653,400
21,500	*	Venator Materials, PLC	475,580
			5,681,346
		Real Estate—4.5%
32,700		Brixmor Property Group, Inc. (REIT)	610,182
9,100		Douglas Emmett, Inc. (REIT)	373,646
3,900		Federal Realty Investment Trust (REIT)	517,959
15,300		GGP, Inc. (REIT)	357,867
3,300		Real Estate Select Sector SPDR Fund (ETF)	108,702
24,400		RLJ Lodging Trust (REIT)	536,068
2,800		Sunstone Hotel Investors, Inc. (REIT)	46,284
23,600		Tanger Factory Outlet Centers, Inc. (REIT)	625,636
			3,176,344
		Utilities—2.1%
200		Black Hills Corp.	12,022
10,245		NiSource, Inc.	262,989

124

Shares or
Principal
Amount	Security	Value
	Utilities (continued)
8,700	Portland General Electric Co.	$ 396,546
12,100	WEC Energy Group, Inc.	803,803
		1,475,360
Total Value of Common Stocks (cost $53,696,883)		69,048,605
	SHORT-TERM U.S. GOVERNMENT AGENCY
	OBLIGATIONS—1.1%
$750M	Federal Home Loan Bank, 1.25%, 1/16/2018 (cost $749,609)	749,626
Total Value of Investments (cost $54,446,492)	99.7%	69,798,231
Other Assets, Less Liabilities	.3	179,267
Net Assets	100.0%	$69,977,498

*	Non-income producing

Summary of Abbreviations:
	ADR	American Depositary Receipts
	ETF	Exchange Traded Fund
	REIT	Real Estate Investment Trust

125

Portfolio of Investments (continued)
OPPORTUNITY FUND
December 31, 2017

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Common Stocks	$69,048,605	$—	$—	$69,048,605
Short-Term U.S. Government
Agency Obligations	—	749,626	—	749,626
Total Investments in Securities*	$69,048,605	$749,626	$—	$69,798,231

*	The Portfolio of Investments provides information on the industry categorization for common stocks.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended
December 31, 2017. Transfers, if any, between Levels are recognized at the end of the reporting period.

126	See notes to financial statements

Portfolio Manager’s Letter
REAL ESTATE FUND

Dear Investor:

This is the annual report for the First Investors Life Series Real Estate Fund for the year ended December 31, 2017. During the year, the Fund’s return on a net asset value basis was 1.27%, including dividends of 15.2 cents per share and capital gains of 23.2 cents per share.

Economic Overview

The past 12 months ending December 31, 2017, have been filled with multiple key political events, including: elections in France, the United Kingdom, Germany and Japan, the Catalonian independence referendum, and Brexit negotiations as well as the start of Donald Trump’s Presidency with anticipations of policy changes. This time period was also characterized by elevated geopolitical tensions with North Korea, coupled with the devastating effects of several hurricanes. Despite these activities, corporate earnings rose, oil prices rebounded and global economic data was mostly positive, fueling the global equity rally.

The U.S. economy expanded at an annualized rate of 2.67% for 2017, the strongest growth rate in more than three years. The domestic labor market continued to tighten as it approaches full employment. The unemployment rate dropped to 4.1%, the lowest jobless rate in 17 years. Wage growth continues to improve, albeit very slowly. December inflation figures increased to 2.1%, remaining lower than their reading from earlier this year. Consumer sentiment and business activity were strong for the majority of the period. Although slowing slightly in the fourth quarter, the ISM Manufacturing Purchasing Managers’ Index reached its highest reading since May of 2004 of 60.8 in September, boosted by a rise in new orders, production and employment. Corporate earnings continued to rebound from a weak 2015.

International markets enjoyed healthy economic data as well, including synchronized growth acceleration, dramatically rising employment numbers and stronger PMIs across all regions. The Euro area experienced its lowest unemployment rate since January 2009 of 8.7% and the highest consumer confidence reading since January of 2001, and this was the highest business confidence since the 1985 inception of the Eurozone’s business climate indicator.

The Federal Reserve (the “Fed”) increased the Federal Funds Rate three times in 2017. In October, the Fed started to gradually reduce its $4.5 trillion dollar balance sheet. Then, at the Fed’s December meeting, it signaled three rate hikes for 2018.

Several other major central banks modestly tightened their monetary policies. The Bank of Canada raised rates twice in 2017, in July and September. The Bank of England increased interest rates in November, the first time since 2007. The

127

Portfolio Manager’s Letter (continued)
REAL ESTATE FUND

European Central Bank announced a further slowdown in the pace of its quantitative easing purchases. Conversely, some emerging markets central banks cut rates, responding to low inflation.

Following a strong rally during the fourth quarter of 2016, the U.S. dollar significantly depreciated for most of 2017. This was a reflection primarily of both political uncertainties and accelerating growth overseas. Overall, the Bloomberg U.S. Dollar Index lost 9.87% during the review period, its largest annual decline since 2003.

The Equity Market

U.S. equities rose consistently throughout 2017, posting multiple new records, supported by expanding global economies, strong corporate earnings, a rally in technology stocks, and expectations of lower taxes. The Dow Jones Industrial Average (“DJIA”) closed at a new high 71 times in 2017, the most closing highs for the DJIA in a single year. In addition, it reached five new 1,000 point milestones. Market volatility remained at historically low levels despite elevated political uncertainty.

Large-caps were the top performing market capitalization segment for the year. The S&P 500 Index and the DJIA returned 21.83% and 28.11% for the year, respectively. Mid-caps (measured by the S&P 400 MidCap Index) and small-caps (measured by the Russell 2000 Index), although lagging, posted double-digit returns for the year of 16.24% and 14.65%, respectively.

2017 was a good year for momentum and growth stocks as well as pure-play passive investments, while low volatility and high dividend strategies lagged. Growth stocks (measured by the S&P 500 Growth Index) significantly outperformed value stocks (measured by the S&P 500 Value Index), up 27.44% versus 15.36%, boosted by the rally in technology stocks.

Nine out of eleven S&P 500 sectors posted double-digit returns for 2017. Information Technology was the strongest sector, up 38.83% as investors focused on an improving economic outlook. Despite late 2017 recoveries, Telecom Services and Energy were slightly negative for the year.

Real estate as a whole lagged the general market due to both the rising interest rate environment and the uncertainty in the retail sector. Well publicized retail bankruptcies and store closures resulted in a sell-off of retail REITs. The Dow Jones US Select REIT Index gained 3.76% for the year.

For the first time in five years, international stocks outperformed U.S. stocks, supported by strong economic growth around the world and continued accommodative central bank policies. U.S. investors overseas enjoyed a positive currency exchange effect due to local currencies appreciation versus the U.S. dollar. Emerging market

128

equities outperformed developed market equities, fueled by investors’ appetite for riskier assets, recovery in commodity prices and rebounding earnings off a low base. Developed markets (measured by the MSCI EAFE Index) and emerging markets (measured by the MSCI EM Index) returned 25.62% and 37.75%, respectively.

The Fund

During the review period, the Fund’s return on a net asset value basis was 1.27%, while its benchmark — the Dow Jones U.S. Select REIT Index — returned 3.76% over the same time period.

The real estate market remained on firm footing during the review period. Nonetheless, in certain sectors and submarkets there were signs of oversupply, namely senior housing, apartments, hotels and self-storage.

Returns varied significantly across sectors. Mortgage (+26.3%) was the strongest performing sector followed by Real Estate Services (+22.0%). The worst performing sectors were Retail (–7.1%) and Healthcare (–1.6%).

Overweights in Specialized and Real Estate Services and stock selection in Residential contributed to relative performance. Overweight and stock selection in Retail and underweight in Industrial and Hotels detracted from performance.

Hotel fundamentals were surprisingly resilient. Demand was strong, driven by a weak dollar and healthy corporate earnings. We remain cautious as wage growth may compress margins going forward.

Office demand remains robust, driven by strong job growth. Overweight positions in New York REIT detracted from performance as its liquidation value was below expectation. Overweight in Tier REIT and Boston Properties partially offset the negative performance.

In the Residential sector, the Fund was underweight apartments due to oversupply and overweight manufactured homes due to the latter higher barrier to entry. Our stock selection aided performance, but was partially offset by the sector underweight.

In the Specialized sector, positions in Life Storage and Public Storage helped performance. Market participants were too pessimistic about new supply. Rent growth has decelerated. The Fund took advantage of this opportunity as valuations rebounded in the fourth quarter.

In the Healthcare sector, Omega Healthcare Investors, owner of skilled nursing facilities (“SNF”) underperformed. SNF was under pressure as healthcare transitions from a fee-for-service model into value-based model. While SNF operators face pressure on margins, rental coverage from a REIT perspective remains solid.

129

Portfolio Manager’s Letter (continued)
REAL ESTATE FUND

At the end of the review period, the Fund maintained an overweight exposure to Retail, Specialized and Healthcare, and underweight to Residential, Industrial and Office.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

130

Fund Expenses (unaudited)
REAL ESTATE FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 6 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/17)	(12/31/17)	(7/1/17–12/31/17)*
Expense Examples
Actual	$1,000.00	$1,022.52	$5.51
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,019.77	$5.50

*	Expenses are equal to the annualized expense ratio of 1.08%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2017, and are based on the total value of investments.

131

Cumulative Performance Information (unaudited)
REAL ESTATE FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Real Estate Fund and the Dow Jones U.S. Select REIT Index.

The graph compares a $10,000 investment in the First Investors Life Series Real Estate Fund beginning 5/1/15 (commencement of operations) with a theoretical investment in the Dow Jones U.S. Select REIT Index (the “Index”). The Index intends to measure the performance of publicly traded REITs and REIT-like securities. The index is a subset of the Dow Jones U.S. Select Real Estate Securities Index (RESI), which represents equity real estate investment trusts (REITs) and real estate operating companies (REOCs) traded in the U.S. The indices are designed to serve as proxies for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/17.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Dow Jones and all other figures are from Foresters Investment Management Company, Inc.

132

Portfolio of Investments
REAL ESTATE FUND
December 31, 2017

Shares		Security	Value
		COMMON STOCKS—94.7%
		Apartments REITs—10.9%
1,112		Apartment Investment & Management Co. – Class “A”	$ 48,606
1,506		AvalonBay Communities, Inc.	268,685
539		Camden Property Trust	49,620
3,464		Equity Residential Properties	220,899
311		Essex Property Trust, Inc.	75,066
1,078		Mid-America Apartment Communities, Inc.	108,404
512		UDR, Inc.	19,722
			791,002
		Diversified REITs—4.0%
266		CoreCivic, Inc.	5,985
164		Digital Realty Trust, Inc.	18,680
1,816		Duke Realty Corp.	49,413
2,148		Forest City Realty Trust, Inc.	51,767
2,103		Vornado Realty Trust	164,413
			290,258
		Health Care REITs—11.5%
7,963		HCP, Inc.	207,675
110		Healthcare Realty Trust, Inc.	3,533
183		Healthcare Trust of America, Inc.	5,497
207		LTC Properties, Inc.	9,015
3,608		Omega Heathcare Investors, Inc.	99,364
1,141	*	Quality Care Properties, Inc.	15,757
5,412		Sabra Health Care REIT, Inc.	101,583
2,637		Senior Housing Properties Trust	50,499
2,833		Ventas, Inc.	170,008
2,701		Welltower, Inc.	172,243
			835,174
		Hotels REITs—3.0%
998		Hospitality Properties Trust	29,790
4,769		Host Hotels & Resorts, Inc.	94,665
1,033		LaSalle Hotel Properties	28,996
2,700		RLJ Lodging Trust	59,319
515		Sunstone Hotel Investors, Inc.	8,513
			221,283

133

Portfolio of Investments (continued)
REAL ESTATE FUND
December 31, 2017

Shares		Security	Value
		Infrastructure REITs—4.0%
136		CorEnergy Infrastructure Trust, Inc.	$ 5,195
110		Crown Castle International Corp.	12,211
15,185		Uniti Group, Inc.	270,141
			287,547
		Manufactured Homes REITs—3.0%
1,625		Equity LifeStyle Properties, Inc.	144,657
801		Sun Communities, Inc.	74,317
			218,974
		Office Property REITs—7.9%
543		Alexandria Real Estate Equities, Inc.	70,910
1,852		Boston Properties, Inc.	240,816
293		Brandywine Realty Trust	5,330
953		City Office REIT, Inc.	12,399
1,070		Corporate Office Properties Trust	31,244
304		Douglas Emmett, Inc.	12,482
436		Empire State Realty Trust, Inc. – Class “A”	8,951
1,272	*	Equity Commonwealth	38,809
44		Franklin Street Properties Corp.	473
951		JBG SMITH Properties	33,028
640		Mack-Cali Realty Corp.	13,798
2,624		New York REIT, Inc.	10,312
832		Paramount Group, Inc.	13,187
767		Piedmont Office Realty Trust, Inc. – Class “A”	15,041
353		SL Green Realty Corp.	35,628
1,716		Tier REIT, Inc.	34,989
			577,397
		Real Estate Services—1.8%
4,019	*	Marcus & Millichap, Inc.	131,060
		Regional Malls REITs—27.3%
9,461		CBL & Associates Properties, Inc.	53,549
17,821		GGP, Inc.	416,833
4,665		Macerich Co.	306,397
3,668		Pennsylvania REIT	43,613

134

Shares	Security	Value
	Regional Malls REITs (continued)
4,003	Simon Property Group, Inc.	$ 687,475
8,603	Tanger Factory Outlet Centers, Inc.	228,066
3,416	Taubman Centers, Inc.	223,509
3,449	Washington Prime Group, Inc.	24,557
		1,983,999
	Shopping Centers REITs—2.6%
103	Acadia Realty Trust	2,818
1,039	Brixmor Property Group, Inc.	19,388
308	Cedar Realty Trust, Inc.	1,873
4,035	DDR Corp.	36,154
202	Federal Realty Investment Trust	26,828
992	Kimco Realty Corp.	18,005
396	Kite Realty Group Trust	7,762
169	Ramco-Gershenson Properties Trust	2,489
315	Regency Centers Corp.	21,792
3,522	Retail Properties of America, Inc. – Class “A’	47,336
52	Weingarten Realty Investors	1,709
		186,154
	Single Tenant REITs—2.7%
6,171	Select Income REIT	155,077
734	Spirit Realty Capital, Inc.	6,298
1,093	STORE Capital Corp.	28,462
513	VEREIT, Inc.	3,996
		193,833
	Specialized REITs—.7%
2,100	OUTFRONT Media, Inc.	48,720
	Storage REITs—13.9%
6,947	CubeSmart	200,907
2,161	Extra Space Storage, Inc.	188,979
90	Iron Mountain, Inc.	3,396
2,188	Life Storage, Inc.	194,885
2,017	Public Storage	421,553
		1,009,720
	Student Housing REITs—.2%
452	American Campus Communities, Inc.	18,546

135

Portfolio of Investments (continued)
REAL ESTATE FUND
December 31, 2017

Shares	Security		Value
	Warehouse/Industrial REITs—1.2%
81	DCT Industrial Trust, Inc.		$ 4,761
39	EastGroup Properties, Inc.		3,447
194	First Industrial Realty Trust, Inc.		6,105
205	Liberty Property Trust		8,817
992	Prologis, Inc.		63,994
			87,124
Total Value of Common Stocks (cost $6,582,708)		94.7%	6,880,791
Other Assets, Less Liabilities		5.3	383,081
Net Assets		100.0%	$7,263,872

*	Non-income producing

Summary of Abbreviations:
	REITs	Real Estate Investment Trusts

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Common Stocks*	$6,880,791	$—	$—	$6,880,791

*	The Portfolio of Investments provides information on the industry categorization for common stocks.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended December 31,
2017. Transfers, if any, between Levels are recognized at the end of the reporting period.

136	See notes to financial statements

Portfolio Manager’s Letter
SELECT GROWTH FUND

Dear Investor:

This is the annual report for the First Investors Life Select Growth Fund for the year ended December 31, 2017. During the year, the Fund’s return on a net asset value basis was 32.80%, including dividends of 7.7 cents per share and capital gains of $1.45 per share.

The Market

In some respects, 2017 ended as it began. A year ago, the market rallied even though the President-elect possessed no real legislative record to forecast a likely policy direction. Now the question could be asked how the S&P 500 Index rose nearly 22% in 2017 even as the GOP majority failed to deliver any significant legislative wins until the final week of the year. We have often contended that political headlines are a distraction, while the economy and markets ebb and flow in spite of Washington. While that may be an overstatement, we believe that history has proven that it is more profitable to filter out political noise and focus on what is going on with corporate earnings and why.

This year has been a prime example. Throughout most of the year, the economic and earnings momentum that started late 2016 continued. A broad-based, synchronized global expansion created a sweet spot for another leg up in the earnings cycle. It has been quite some time since economic growth was consistent across all major economies. U.S. companies benefited from stronger nominal economic growth as well as a weaker U.S. dollar. That combination produced growth in sharp contrast to the last few years. Global nominal GDP in U.S. dollar terms is on pace to rise greater than 5% this year and over 6% next year. That compares to an average of 0.7% in the previous five years.

Against that backdrop corporate earnings have seen good momentum following three years of stagnation. S&P 500 earnings are currently on pace to rise about 11% this year and prior to the tax bill were expected to rise about an equal amount in 2018. After a couple of years of very little growth this feels like a welcome respite for investors. For the first time in five years accelerating sales are a significant contributor to a rising bottom line. Sales are on track to be about 6% better than last year, then close to that rate again in 2018. That compares to an average of less than 2% for the previous four years. We are always encouraged about the sustainability of earnings growth when it is driven by rising sales instead of expanding margins.

The Fund

Smith Group attempts to identify companies that have the potential to sustainably deliver earnings in excess of expectations, and the return of more robust economic growth should provide better opportunities to find such companies. Thus, the Fund’s return of 32.80% for Class A shares, 3.21% better than the benchmark return of

137

Portfolio Manager’s Letter (continued)
SELECT GROWTH FUND

29.59%, is a reflection of an environment where the market recognizes companies that deliver stronger earnings.

The Fund’s performance for the year was helped by the Information Technology and Consumer Staples sectors. In the Information Technology sector, strong earnings trends propelled the Fund’s holdings in the sector to a 69.2% return, much better than the benchmark’s sector return of 40.2%. Arista Networks, a cloud networking solutions provider, and Take-Two Interactive, a video-game and entertainment software developer with titles such as NBA-2K and Grand Theft Auto, gained 142.2% and 122.5%, respectively, and were the largest contributors to performance. The Consumer Staples sector saw significant gains in Wal-Mart, as increased store traffic and growth in e-commerce provided strong sales growth. Shares of the company rose 46.5% during the year.

On the negative side, the Fund’s holdings in Financials reversed from being the second best contributor in the previous year, to the worst this year, as the portfolio holdings return of 14.3% failed to keep pace with the benchmark sector’s 29.4% return. Apart from several holdings lagging after the strong run in 2016, Voya Financial’s earnings disappointed and shares declined 4.3% before the position was sold.

In last year’s commentary, we noted that we were optimistic as the market seemed to respond more favorably to better economic data and that business fundamentals could have a better impact on stock performance. The Fund’s better performance for the 2017 fiscal year showed better returns for companies delivering solid results. We continue to believe that equities should be able to generate healthy returns going forward as robust economic growth should provide a solid foundation for strong earnings growth by the companies held by the Fund. We continue to believe our focus on high quality companies where earnings will exceed market expectations is the key to generating excess returns over the long term.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

138

Fund Expenses (unaudited)
SELECT GROWTH FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 6 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/17)	(12/31/17)	(7/1/17–12/31/17)*
Expense Examples
Actual	$1,000.00	$1,170.35	$4.38
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.18	$4.08

*	Expenses are equal to the annualized expense ratio of .80%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2017, and are based on the total value of investments.

139

Cumulative Performance Information (unaudited)
SELECT GROWTH FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Select Growth Fund and the Russell 3000 Growth Index.

The graph compares a $10,000 investment in the First Investors Life Series Select Growth Fund beginning 12/31/07 with a theoretical investment in the Russell 3000 Growth Index (the “Index”). The Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values (the Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization). It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/17.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from FTSE Russell and all other figures are from Foresters Investment Management Company, Inc.

140

Portfolio of Investments
SELECT GROWTH FUND
December 31, 2017

Shares		Security	Value
		COMMON STOCKS—98.2%
		Consumer Discretionary—13.4%
15,425		Home Depot, Inc.	$ 2,923,500
18,277		Las Vegas Sands Corp.	1,270,069
9,100		Lear Corp.	1,607,606
10,700		McDonald’s Corp.	1,841,684
12,700		PVH Corp.	1,742,567
			9,385,426
		Consumer Staples—6.4%
9,472		Procter & Gamble Co.	870,287
31,000		Sysco Corp.	1,882,630
17,400		Wal-Mart Stores, Inc.	1,718,250
			4,471,167
		Energy—.9%
5,260		Chevron Corp.	658,500
		Financials—10.5%
29,200		Bank of New York Mellon Corp.	1,572,712
15,390		Discover Financial Services	1,183,799
16,200		JPMorgan Chase & Co.	1,732,428
22,100		SunTrust Banks, Inc.	1,427,439
25,900		U.S. Bancorp	1,387,722
			7,304,100
		Health Care—16.1%
27,100		Baxter International, Inc.	1,751,744
5,200	*	Biogen, Inc.	1,656,564
22,300	*	Centene Corp.	2,249,624
20,800		Merck & Co., Inc.	1,170,416
14,433		Perrigo Co., PLC	1,257,980
14,000	*	Varian Medical Systems, Inc.	1,556,100
8,400	*	Waters Corp.	1,622,796
			11,265,224

141

Portfolio of Investments (continued)
SELECT GROWTH FUND
December 31, 2017

Shares or
Principal
Amount		Security	Value
		Industrials—11.9%
6,300		Boeing Co.	$ 1,857,933
18,100		Eaton Corp., PLC	1,430,081
23,000		Emerson Electric Co.	1,602,870
6,600		Huntington Ingalls Industries, Inc.	1,555,620
9,300		Parker Hannifin Corp.	1,856,094
			8,302,598
		Information Technology—36.6%
18,000	*	Adobe Systems, Inc.	3,154,320
1,600	*	Alphabet, Inc. – Class “A”	1,685,440
9,200		Apple, Inc.	1,556,916
12,200	*	Arista Networks, Inc.	2,874,076
66,800	*	Cadence Design Systems, Inc.	2,793,576
14,200	*	Facebook, Inc. – Class “A”	2,505,732
7,800	*	FleetCor Technologies, Inc.	1,500,954
20,000		Microsoft Corp.	1,710,800
36,900		NetApp, Inc.	2,041,308
20,600	*	PayPal Holdings, Inc.	1,516,572
22,300	*	Take-Two Interactive Software, Inc.	2,448,094
14,300	*	VMware, Inc.	1,792,076
			25,579,864
		Materials—2.4%
15,700		Celanese Corp. – Class “A”	1,681,156
Total Value of Common Stocks (cost $50,227,284)			68,648,035
		SHORT-TERM U.S. GOVERNMENT AGENCY
		OBLIGATIONS—.7%
$500M		Federal Home Loan Bank, 1.27%, 1/30/2018 (cost $499,488)	499,502
Total Value of Investments (cost $50,726,772)		98.9%	69,147,537
Other Assets, Less Liabilities		1.1	681,947
Net Assets		100.0%	$69,829,484

*	Non-income producing

142

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Common Stocks	$68,648,035	$—	$—	$68,648,035
Short-Term U.S. Government
Agency Obligations	—	499,502	—	499,502
Total Investments in Securities*	$68,648,035	$499,502	$—	$69,147,537

*	The Portfolio of Investments provides information on the industry categorization for common stocks.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended
December 31, 2017. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	143

Portfolio Manager’s Letter
SPECIAL SITUATIONS FUND

Dear Investor:

This is the annual report for the First Investors Life Series Special Situations Fund for the year ended December 31, 2017. During the year, the Fund’s return on a net asset value basis was 18.26%, including dividends of 33.4 cents per share and capital gains of 43.6 cents per share.

Economic Overview

The past 12 months ending December 31, 2017, have been filled with multiple key political events, including: elections in France, the United Kingdom, Germany and Japan, the Catalonian independence referendum, and Brexit negotiations as well as the start of Donald Trump’s Presidency with anticipations of policy changes. This time period was also characterized by elevated geopolitical tensions with North Korea, coupled with the devastating effects of several hurricanes. Despite these activities, corporate earnings rose, oil prices rebounded and global economic data was mostly positive, fueling the global equity rally.

The U.S. economy expanded at an annualized rate of 2.67% for 2017, the strongest growth rate in more than three years. The domestic labor market continued to tighten as it approaches full employment. The unemployment rate dropped to 4.1%, the lowest jobless rate in 17 years. Wage growth continues to improve, albeit very slowly. December inflation figures increased to 2.1%, remaining lower than their reading from earlier this year. Consumer sentiment and business activity were strong for the majority of the period. Although slowing slightly in the fourth quarter, the ISM Manufacturing Purchasing Managers’ Index reached its highest reading since May of 2004 of 60.8 in September, boosted by a rise in new orders, production and employment. Corporate earnings continued to rebound from a weak 2015.

International markets enjoyed healthy economic data as well, including synchronized growth acceleration, dramatically rising employment numbers and stronger PMIs across all regions. The Euro area experienced its lowest unemployment rate since January 2009 of 8.7% and the highest consumer confidence reading since January of 2001, and this was the highest business confidence since the 1985 inception of the Eurozone’s business climate indicator.

The Federal Reserve (the “Fed”) increased the Federal Funds Rate three times in 2017. In October, the Fed started to gradually reduce its $4.5 trillion dollar balance sheet. Then, at the Fed’s December meeting, it signaled three rate hikes for 2018.

Several other major central banks modestly tightened their monetary policies. The Bank of Canada raised rates twice in 2017, in July and September. The Bank of England increased interest rates in November, the first time since 2007. The

144

European Central Bank announced a further slowdown in the pace of its quantitative easing purchases. Conversely, some emerging markets central banks cut rates, responding to low inflation.

Following a strong rally during the fourth quarter of 2016, the U.S. dollar significantly depreciated for most of 2017. This was a reflection primarily of both political uncertainties and accelerating growth overseas. Overall, the Bloomberg U.S. Dollar Index lost 9.87% during the review period, its largest annual decline since 2003.

The Equity Market

U.S. equities rose consistently throughout 2017, posting multiple new records, supported by expanding global economies, strong corporate earnings, a rally in technology stocks, and expectations of lower taxes. The Dow Jones Industrial Average (“DJIA”) closed at a new high 71 times in 2017, the most closing highs for the DJIA in a single year. In addition, it reached five new 1,000 point milestones. Market volatility remained at historically low levels despite elevated political uncertainty.

Large-caps were the top performing market capitalization segment for the year. The S&P 500 Index and the DJIA returned 21.83% and 28.11% for the year, respectively. Mid-caps (measured by the S&P 400 MidCap Index) and small-caps (measured by the Russell 2000 Index), although lagging, posted double-digit returns for the year of 16.24% and 14.65%, respectively.

2017 was a good year for momentum and growth stocks as well as pure-play passive investments, while low volatility and high dividend strategies lagged. Growth stocks (measured by the S&P 500 Growth Index) significantly outperformed value stocks (measured by the S&P 500 Value Index), up 27.44% versus 15.36%, boosted by the rally in technology stocks.

Nine out of eleven S&P 500 sectors posted double-digit returns for 2017. Information Technology was the strongest sector, up 38.83% as investors focused on an improving economic outlook. Despite late 2017 recoveries, Telecom Services and Energy were slightly negative for the year.

Real estate as a whole lagged the general market due to both the rising interest rate environment and the uncertainty in the retail sector. Well publicized retail bankruptcies and store closures resulted in a sell-off of retail REITs. The Dow Jones US Select REIT Index gained 3.76% for the year.

For the first time in five years, international stocks outperformed U.S. stocks, supported by strong economic growth around the world and continued accommodative central bank policies. U.S. investors overseas enjoyed a positive currency exchange effect due to local currencies appreciation versus the U.S. dollar. Emerging market

145

Portfolio Manager’s Letter (continued)
SPECIAL SITUATIONS FUND

equities outperformed developed market equities, fueled by investors’ appetite for riskier assets, recovery in commodity prices and rebounding earnings off a low base. Developed markets (measured by the MSCI EAFE Index) and emerging markets (measured by the MSCI EM Index) returned 25.62% and 37.75%, respectively.

The Fund

The Fund’s absolute performance was mainly attributable to investments in Consumer Discretionary and Industrials stocks. In Consumer Discretionary, Fox Factory Holding Corporation — a maker of suspension products for mountain bikes and automotive vehicles — benefited from demand for its high-end shocks in off-road vehicles. Also in Consumer Discretionary, Live Nation Entertainment — a producer of live concerts that operates Ticketmaster—benefited from strong concert attendance and growth in sponsorship-related revenues. In Industrials, Orbital ATK, Inc. — a defense contractor that supplies ammunitions and space systems — agreed to be acquired by Northrop Grumman Corporation for a significant premium.

On a relative basis, the Fund outperformed the Russell 2000 Index primarily due to stock selection in Consumer Discretionary and Basic Materials stocks. In Consumer Discretionary, Fox Factory Holding Corporation and Live Nation Entertainment — discussed above — both delivered strong results on a relative basis as well. In Basic Materials, Ferro Corporation — a maker of pigments and coatings — benefited from new customer wins and accretive acquisitions.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

146

Fund Expenses (unaudited)
SPECIAL SITUATIONS FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 6 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/17)	(12/31/17)	(7/1/17–12/31/17)*
Expense Examples
Actual	$1,000.00	$1,106.57	$4.25
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.18	$4.08

*	Expenses are equal to the annualized expense ratio of .80%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2017, and are based on the total value of investments.

147

Cumulative Performance Information (unaudited)
SPECIAL SITUATIONS FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Special Situations Fund, the Russell 2000 Index and the Russell 2000 Value Index.

The graph compares a $10,000 investment in the First Investors Life Series Special Situations Fund beginning 12/31/07 with theoretical investments in the Russell 2000 Index and the Russell 2000 Value Index (the “Indices”). The Russell 2000 Index is an unmanaged Index that measures the performance of the small-cap segment of the U.S. equity universe. The Index consists of the smallest 2,000 companies in the Russell 3000 Index (which represents approximately 98% of the investable U.S. equity market). The Russell 2000 Value Index is an unmanaged index that measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in these Indices. In addition, the Indices do not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, it is assumed that all dividend and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/17.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from FTSE Russell and all other figures are from Foresters Investment Management Company, Inc.

148

Portfolio of Investments
SPECIAL SITUATIONS FUND
December 31, 2017

Shares		Security	Value
		COMMON STOCKS—94.8%
		Consumer Discretionary—15.5%
108,000	*	1-800-FLOWERS.COM, Inc.	$ 1,155,600
57,500		Acushnet Holdings Corp.	1,212,100
77,000	*	Belmond, Ltd. – Class “A”	943,250
104,500	*	Century Communities, Inc.	3,249,950
10,000		Cheesecake Factory, Inc.	481,800
50,000		Dana Holding Corp.	1,600,500
88,100		DSW, Inc. – Class “A”	1,886,221
108,000		Entravision Communications Corp. – Class “A”	772,200
54,000		Haverty Furniture Cos., Inc.	1,223,100
13,000	*	Helen of Troy, Ltd.	1,252,550
32,500	*	LKQ Corp.	1,321,775
20,000		Meredith Corp.	1,321,000
60,800	*	Michaels Cos., Inc.	1,470,752
39,000	*	Motorcar Parts of America, Inc.	974,610
34,500		Newell Brands, Inc.	1,066,050
24,500		Oxford Industries, Inc.	1,842,155
33,500		Penske Automotive Group, Inc.	1,602,975
83,000		Regal Entertainment Group – Class “A”	1,909,830
48,500		Ruth’s Hospitality Group, Inc.	1,050,025
52,000	*	ServiceMaster Holdings, Inc.	2,666,040
38,000	*	Taylor Morrison Home Corp. – Class “A”	929,860
132,500	*	TRI Pointe Group, Inc.	2,374,400
25,000		Tupperware Brands Corp.	1,567,500
19,000	*	Visteon Corp.	2,377,660
74,500	*	William Lyon Homes – Class “A”	2,166,460
40,100		Wolverine World Wide, Inc.	1,278,388
			39,696,751
		Consumer Staples—3.8%
58,000		B&G Foods, Inc.	2,038,700
10,000		Lancaster Colony Corp.	1,292,100
40,500	*	Performance Food Group Co.	1,340,550
39,000		Pinnacle Foods, Inc.	2,319,330
36,500		Tootsie Roll Industries, Inc.	1,328,600
41,000	*	U.S. Foods Holding Corp.	1,309,130
			9,628,410

149

Portfolio of Investments (continued)
SPECIAL SITUATIONS FUND
December 31, 2017

Shares		Security	Value
		Energy—4.4%
15,500		Andeavor Logistics, LP	$ 1,772,270
65,000	*	Carrizo Oil & Gas, Inc.	1,383,200
45,500		Delek U.S. Holdings, Inc.	1,589,770
37,000	*	Dril-Quip, Inc.	1,764,900
15,000		Energy Select Sector SPDR Fund (ETF)	1,083,900
110,000	*	Jagged Peak Energy, Inc.	1,735,800
54,500		PBF Energy, Inc. – Class “A”	1,932,025
			11,261,865
		Financials—21.0%
86,000		AllianceBernstein Holding, LP (MLP)	2,154,300
55,000		American Financial Group, Inc.	5,969,700
33,500		Aspen Insurance Holdings, Ltd.	1,360,100
69,000	*	Atlas Financial Holdings, Inc.	1,417,950
82,000		Berkshire Hills Bancorp, Inc.	3,001,200
56,500		Brown & Brown, Inc.	2,907,490
60,000	*	Capstar Financial Holdings, Inc.	1,246,200
59,500		Citizens Financial Group, Inc.	2,497,810
38,500	*	FCB Financial Holdings, Inc. – Class “A”	1,955,800
72,500		Financial Select Sector SPDR Fund (ETF)	2,023,475
44,000		Great Western Bancorp, Inc.	1,751,200
70,000	*	Green Bancorp, Inc.	1,421,000
46,000		Guaranty Bancorp	1,271,900
29,000		IBERIABANK Corp.	2,247,500
25,000		iShares U.S. Regional Banks ETF (ETF)	1,232,250
76,000		OceanFirst Financial Corp.	1,995,000
75,000		Old National Bancorp of Indiana	1,308,750
36,000		Prosperity Bancshares, Inc.	2,522,520
22,000		QCR Holdings, Inc.	942,700
40,000	*	Seacoast Banking Corp.	1,008,400
32,500		Simmons First National Corp. – Class “A”	1,855,750
31,000		SPDR S&P Regional Banking (ETF)	1,824,350
180,000		Sterling Bancorp	4,428,000
136,500		TCF Financial Corp.	2,798,250
121,000		Waddell & Reed Financial, Inc. – Class “A”	2,703,140
			53,844,735
		Health Care—6.0%
24,500	*	Cambrex Corp.	1,176,000
28,400	*	Centene Corp.	2,864,992
12,000	*	Charles River Laboratories International, Inc.	1,313,400

150

Shares		Security	Value
		Health Care (continued)
20,600		Hill-Rom Holdings, Inc.	$ 1,736,374
13,000	*	ICON, PLC	1,457,950
29,100		PerkinElmer, Inc.	2,127,792
70,000		Phibro Animal Health Corp. – Class “A”	2,345,000
59,395	*	Varex Imaging Corp.	2,385,897
			15,407,405
		Industrials—14.4%
25,500		Apogee Enterprises, Inc.	1,166,115
39,100	*	Atkore International Group Co.	838,695
36,500		Comfort Systems USA, Inc.	1,593,225
25,700		ESCO Technologies, Inc.	1,548,425
2,200	*	Evoqua Water Technologies Corp.	52,162
71,500	*	Gardner Denver Holdings, Inc.	2,425,995
36,000		Industrial Select Sector SPDR Fund (ETF)	2,724,120
29,000		ITT, Inc.	1,547,730
15,100		Korn/Ferry International	624,838
41,000		Masco Corp.	1,801,540
139,000	*	NCI Building Systems, Inc.	2,682,700
38,000		Orbital ATK, Inc.	4,997,000
16,500		Owens Corning	1,517,010
15,000		Park-Ohio Holdings Corp.	689,250
28,750	*	Patrick Industries, Inc.	1,996,688
17,000		Regal Beloit Corp.	1,302,200
47,000		Schneider National, Inc.	1,342,320
11,500		Snap-On, Inc.	2,004,450
52,500	*	SPX Corp.	1,647,975
17,000		Standex International Corp.	1,731,450
69,000		Triton International, Ltd.	2,584,050
			36,817,938
		Information Technology—9.9%
62,500	*	ARRIS International, PLC	1,605,625
77,000	*	Autoweb, Inc.	693,770
43,500	*	Axcelis Technologies, Inc.	1,248,450
7,600		Belden, Inc.	586,492
66,000	*	CommScope Holding Co., Inc.	2,496,780
47,000	*	Microsemi Corp.	2,427,550
185,000	*	Mitel Networks Corp.	1,522,550
30,500		MKS Instruments, Inc.	2,882,250
40,500		NetApp, Inc.	2,240,460

151

Portfolio of Investments (continued)
SPECIAL SITUATIONS FUND
December 31, 2017

Shares		Security	Value
		Information Technology (continued)
60,000	*	Perficient, Inc.	$ 1,144,200
17,100		Silicon Motion Technology Corp. (ADR)	905,616
10,000	*	Tech Data Corp.	979,700
150,000		Travelport Worldwide, Ltd.	1,960,500
40,000	*	Web.com Group, Inc.	872,000
32,000		Western Digital Corp.	2,544,960
13,000	*	Zebra Technologies Corp. – Class “A”	1,349,400
			25,460,303
		Materials—9.8%
43,500		AptarGroup, Inc.	3,753,180
36,000	*	Berry Global Group, Inc.	2,112,120
110,000	*	Constellium NV - Class “A”	1,226,500
103,000	*	Ferro Corp.	2,429,770
27,500		Greif, Inc.	1,665,950
62,500	*	Louisiana-Pacific Corp.	1,641,250
69,000	*	PQ Group Holdings, Inc.	1,135,050
24,500		Sealed Air Corp.	1,207,850
22,500		Sensient Technologies Corp.	1,645,875
53,000		Trinseo SA	3,847,800
118,500	*	Venator Materials, PLC	2,621,220
29,500		WestRock Co.	1,864,695
			25,151,260
		Real Estate—5.4%
120,000		Brixmor Property Group, Inc. (REIT)	2,239,200
64,500		Douglas Emmett, Inc. (REIT)	2,648,370
19,000		Federal Realty Investment Trust (REIT)	2,523,390
104,500		RLJ Lodging Trust (REIT)	2,295,865
76,000		Sunstone Hotel Investors, Inc. (REIT)	1,256,280
69,500		Tanger Factory Outlet Centers, Inc. (REIT)	1,842,445
52,000		Urstadt Biddle Properties, Inc. (REIT)	1,130,480
			13,936,030
		Telecommunication Services—.6%
52,500		iShares U.S. Telecommunications ETF (ETF)	1,544,025

152

Shares or
Principal
Amount	Security		Value
	Utilities—4.0%
43,000	Black Hills Corp.		$ 2,584,730
23,500	Pinnacle West Capital Corp.		2,001,730
43,500	Portland General Electric Co.		1,982,730
29,000	Utilities Select Sector SPDR Fund (ETF)		1,527,720
30,500	WEC Energy Group, Inc.		2,026,115
			10,123,025
Total Value of Common Stocks (cost $182,611,471)			242,871,747
	SHORT-TERM U.S. GOVERNMENT AGENCY
	OBLIGATIONS—5.3%
	Federal Home Loan Bank:
$2,000M	1.135%, 1/4/2018		1,999,858
4,500M	1.26%, 1/19/2018		4,497,282
4,500M	1.27%, 1/30/2018		4,495,518
2,500M	1.275%, 1/30/2018		2,497,510
Total Value of Short-Term U.S. Government Agency Obligations (cost $13,489,800) 13,490,168
Total Value of Investments (cost $196,101,271)		100.1%	256,361,915
Excess of Liabilities Over Other Assets		(.1)	(362,701)
Net Assets		100.0%	$255,999,214

*	Non-income producing

Summary of Abbreviations:
	ADR	American Depositary Receipts
	ETF	Exchange Traded Fund
	MLP	Master Limited Partnership
	REIT	Real Estate Investment Trust

153

Portfolio of Investments (continued)
SPECIAL SITUATIONS FUND
December 31, 2017

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Common Stocks	$242,871,747	$—	$—	$242,871,747
Short-Term U.S. Government
Agency Obligations	—	13,490,168	—	13,490,168
Total Investments in Securities*	$242,871,747	$13,490,168	$—	$256,361,915

*	The Portfolio of Investments provides information on the industry categorization for common stocks.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended
December 31, 2017. Transfers, if any, between Levels are recognized at the end of the reporting period.

154	See notes to financial statements

Portfolio Managers’ Letter
TOTAL RETURN FUND

Dear Investor:

This is the annual report for the First Investors Life Series Total Return Fund for the year ended December 31, 2017. During the year, the Fund’s return on a net asset value basis was 11.75%, including dividends of 21.0 cents per share.

Economic Overview

The past 12 months ending December 31, 2017, have been filled with multiple key political events, including: elections in France, the United Kingdom, Germany and Japan, the Catalonian independence referendum, and Brexit negotiations as well as the start of Donald Trump’s Presidency with anticipations of policy changes. This time period was also characterized by elevated geopolitical tensions with North Korea, coupled with the devastating effects of several hurricanes. Despite these activities, corporate earnings rose, oil prices rebounded and global economic data was mostly positive, fueling the global equity rally.

The U.S. economy expanded at an annualized rate of 2.67% for 2017, the strongest growth rate in more than three years. The domestic labor market continued to tighten as it approaches full employment. The unemployment rate dropped to 4.1%, the lowest jobless rate in 17 years. Wage growth continues to improve, albeit very slowly. December inflation figures increased to 2.1%, remaining lower than their reading from earlier this year. Consumer sentiment and business activity were strong for the majority of the period. Although slowing slightly in the fourth quarter, the ISM Manufacturing Purchasing Managers’ Index reached its highest reading since May of 2004 of 60.8 in September, boosted by a rise in new orders, production and employment. Corporate earnings continued to rebound from a weak 2015.

International markets enjoyed healthy economic data as well, including synchronized growth acceleration, dramatically rising employment numbers and stronger PMIs across all regions. The Euro area experienced its lowest unemployment rate since January 2009 of 8.7% and the highest consumer confidence reading since January of 2001, and this was the highest business confidence since the 1985 inception of the Eurozone’s business climate indicator.

The Federal Reserve (the “Fed”) increased the Federal Funds Rate three times in 2017. In October, the Fed started to gradually reduce its $4.5 trillion dollar balance sheet. Then, at the Fed’s December meeting, it signaled three rate hikes for 2018.

Several other major central banks modestly tightened their monetary policies. The Bank of Canada raised rates twice in 2017, in July and September. The Bank of England increased interest rates in November, the first time since 2007. The European Central Bank announced a further slowdown in the pace of its quantitative easing

155

Portfolio Managers’ Letter (continued)
TOTAL RETURN FUND

purchases. Conversely, some emerging markets central banks cut rates, responding to low inflation.

Following a strong rally during the fourth quarter of 2016, the U.S. dollar significantly depreciated for most of 2017. This was a reflection primarily of both political uncertainties and accelerating growth overseas. Overall, the Bloomberg U.S. Dollar Index lost 9.87% during the review period, its largest annual decline since 2003.

The Equity Market

U.S. equities rose consistently throughout 2017, posting multiple new records, supported by expanding global economies, strong corporate earnings, a rally in technology stocks, and expectations of lower taxes. The Dow Jones Industrial Average (“DJIA”) closed at a new high 71 times in 2017, the most closing highs for the DJIA in a single year. In addition, it reached five new 1,000 point milestones. Market volatility remained at historically low levels despite elevated political uncertainty.

Large-caps were the top performing market capitalization segment for the year. The S&P 500 Index and the DJIA returned 21.83% and 28.11% for the year, respectively. Mid-caps (measured by the S&P 400 MidCap Index) and small-caps (measured by the Russell 2000 Index), although lagging, posted double-digit returns for the year of 16.24% and 14.65%, respectively.

2017 was a good year for momentum and growth stocks as well as pure-play passive investments, while low volatility and high dividend strategies lagged. Growth stocks (measured by the S&P 500 Growth Index) significantly outperformed value stocks (measured by the S&P 500 Value Index), up 27.44% versus 15.36%, boosted by the rally in technology stocks.

Nine out of eleven S&P 500 sectors posted double-digit returns for 2017. Information Technology was the strongest sector, up 38.83% as investors focused on an improving economic outlook. Despite late 2017 recoveries, Telecom Services and Energy were slightly negative for the year.

Real estate as a whole lagged the general market due to both the rising interest rate environment and the uncertainty in the retail sector. Well publicized retail bankruptcies and store closures resulted in a sell-off of retail REITs. The Dow Jones US Select REIT Index gained 3.76% for the year.

For the first time in five years, international stocks outperformed U.S. stocks, supported by strong economic growth around the world and continued accommodative central bank policies. U.S. investors overseas enjoyed a positive currency exchange effect due to local currencies appreciation versus the U.S. dollar. Emerging market

156

equities outperformed developed market equities, fueled by investors’ appetite for riskier assets, recovery in commodity prices and rebounding earnings off a low base. Developed markets (measured by the MSCI EAFE Index) and emerging markets (measured by the MSCI EM Index) returned 25.62% and 37.75%, respectively.

The Bond Market

U.S. fixed income markets were positive across the board in 2017, despite three interest rate hikes. The broad U.S. bond market (measured by the ICE BofA ML U.S. Broad Market Index) returned 3.61% for the year.

With a return of 2.43%, Treasuries (measured by the ICE BofA ML Treasury Index) were one of the weakest domestic fixed income markets in 2017. Longer-dated Treasuries, with 15+ year maturities, outperformed at 8.56%, while shorter-dated Treasuries underperformed due to Fed Rate hikes.

The Treasury yield curve flattened considerably in 2017 with majority of the movement occurring on the short-end of the curve. The 2-year Treasury yield, which is more sensitive to central bank policy, rose 70 basis points in 2017 to 1.89%, as the Fed stayed on track with tightening monetary policy. On the other hand, the benchmark 10-year Treasury yield ended the year at 2.41%, 4 basis points lower than it began the year. As a result, the spreads between the 10-year and 2-year yields narrowed in 2017 from 1.26% to 0.52%.

Credit-sensitive fixed income outperformed Treasuries in 2017, benefited from narrowing credit spreads. Strong demand and a positive economic environment buoyed investment grade corporate bonds (measured by the ICE BofA ML Corporate Master Index), which returned 6.47%. Demand was boosted by overseas buyers in their search for higher yields than those available locally.

The high yield bond market (measured by the ICE BofA ML U.S. Cash Pay HY Constrained Index) was the strongest domestic fixed income market for the period, returning 7.47%. In 2017 there was a narrower divergence between lower-rated high yield bonds (CCC-rated and lower) and their higher-rated (BB) counterparts. Leveraged loans (measured by the Credit Suisse Leveraged Loan Index) returned 4.25%.

After being the weakest fixed income sector in 2016, municipal bonds (measured by the ICE BofA ML Municipal Securities Master Index) recovered in 2017, outperforming Treasuries with a return of 5.40%. Municipal bonds rallied into year-end as tax reform legislation reduced future issuance.

157

Portfolio Managers’ Letter (continued)
TOTAL RETURN FUND

Non-U.S. sovereign bond markets (in local currencies) were mostly positive in 2017 with the exception of several European markets, including German Bunds. The depreciating dollar boosted U.S. dollar-denominated returns. The Citi World Government ex U.S. Bond Index gained 10.33% in U.S. dollar terms in 2017. Emerging market debt (measured by the ICE BofA ML Global Emerging Markets Sovereign Index) performed slightly better, returning 11.90%, benefiting from improving growth within emerging markets and more accommodative monetary policies.

The Fund – Equities

The Fund’s average allocation toward equities during the review period was near 60% of total assets. The equity portion of the Life Total Return Fund returned 19.8%, which lagged the returns of the broader equity market indices such as the S&P 500 Index (21.83%). Returns were impacted due to weak stock selection versus the benchmark, and general weakness among dividend-focused investments during the year. Strong performance from a concentrated list of high growth, mainly technology names drove Index outperformance in 2017. The Fund’s strategy of focusing on dividend paying, reasonably priced equities lagged the market’s strong returns. Within the portfolio, strong stock selection in the Healthcare sector was more than offset by weaker performance in the Consumer Discretionary, Technology and Industrial sectors. Across all sectors, negative stock selection was most pronounced among large-capitalization stocks, with small-cap and mid-cap stocks performing in line to slightly better than the markets. The Fund had allocated 74% of its holdings to large-cap, 13% to mid-cap and 13% to small-cap stocks (ranges defined by Lipper as of December 31, 2017).

The Consumer Discretionary sector represented the largest drag on relative Fund performance, as negative stock selection detracted from a sector that advanced alongside the broader market. Large fund holding Newell Brands slumped 29% (mostly in the fourth quarter) amidst a deteriorating sales environment across many of their retail end markets, including retailer destocking, and compounded by input cost head-winds. Despite a strong fourth quarter rally, shares of L Brands returned –4% for the year on weak traffic trends at its flagship Victoria Secret brand.

The Information Technology sector also represented a significant drag on relative Fund performance, as Fund holdings failed to keep pace with the sector’s market-leading returns. Network equipment supplier ARRIS International returned –12%, hurt by increased memory component costs and project revenue softness. Wireless semiconductor provider Qualcomm returned a meager +2% during a year in which it was sued by Apple (its largest OEM customer) over license terms, was awaiting regulator approval to close a deal to acquire chipmaker NXP, and was subject to a

158

hostile takeover offer from chipmaker Broadcom. Additionally, strong performance by large benchmark constituents not owned by the Fund (notably, Micron, up 88%, NVIDIA, up 82%, Texas Instruments, up 47%, Facebook, up 54%, and Alphabet, up 33%) also weighed on relative performance. This was despite strong returns from large Fund holdings Apple (+48%), Microsoft (+41%), Broadcom (+48%) and Applied Materials (+60%).

The Fund did benefit from pockets of positive performance, although these were not enough to offset the headwinds described above. The Healthcare sector was the clear stand-out, with strong stock selection contributing positively to absolute and relative returns. Pharmaceutical giant (and large Fund holding) AbbVie returned +60% in 2017, helped by patent rulings that should further protect its key arthritis drug Humira from biosimilar competition over the next five years. Equipment supplier (and fellow large Fund holding) Thermo Fisher Scientific returned +35% on improved market share performance and healthy end-markets for analytical instrumentation. Healthy end-markets also bolstered equipment providers Abbott Laboratories and Hill-Rom (both up +52%), with the former also boosted by product approvals and improving fundamentals at the recently-acquired St. Jude business. Government-sponsored healthcare insurance specialist Centene returned +79% on strong profitability in its exchange business (where it is the “last man standing” in some markets) as well as receded fears of healthcare overhaul legislation.

Outside of the Healthcare sector, the Fund benefited from the strong performance of individual stocks in various sectors. Intermodal container leasing firms Triton International returned a stellar +151% in 2017, thanks to improving fundamentals in the container leasing market. Insurance and wealth planning provider Ameriprise Financial returned +56% amidst the improving productivity of its advisors, and profitability from higher interest rates. Bedding retailer Sleep Number (formerly Select Comfort) returned +66% during a year in which it introduced new beds and saw store traffic improve. And hotelier Wyndham Worldwide returned +55%, helped by both improving lodging trends, and the announced spin-off of its timeshare business.

The Fund – Fixed Income

During the review period, the Fund had average bond and cash allocations of 32.6% and 8.0%, respectively. As a percentage of the Fund’s total assets, investment grade corporate bonds were the largest bond allocation at 22.6%, followed by U.S. government securities at 5.7%, mortgage-backed securities at 5.7%, and municipal bonds at 0.4%.

159

Portfolio Managers’ Letter (continued)
TOTAL RETURN FUND

The Fund’s fixed income holdings returned 3.94%, outperforming the 3.63% return of its benchmark, the ICE BofA Merrill Lynch U.S. Corporate, Government and Mortgage Index. The Fund’s overweight in corporate bonds was the key positive contributor to performance. Security selection, in general, detracted from performance due to an underweight in longer-dated (10+ year) securities.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

160

Fund Expenses (unaudited)
TOTAL RETURN FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 6 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/17)	(12/31/17)	(7/1/17–12/31/17)*
Expense Examples
Actual	$1,000.00	$1,065.49	$4.43
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.93	$4.33

*	Expenses are equal to the annualized expense ratio of .85%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2017, and are based on the total value of investments.

161

Cumulative Performance Information (unaudited)
TOTAL RETURN FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Total Return Fund, the ICE BofAML U.S. Corporate, Government & Mortgage Index and the Standard & Poor’s 500 Index.

The graph compares a $10,000 investment in the First Investors Life Series Total Return Fund beginning 12/17/12 (commencement of operations) with theoretical investments in the ICE BofAML U.S. Corporate, Government & Mortgage Index and the Standard & Poor’s 500 Index (the “Indices”). The ICE BofAML U.S. Corporate, Government & Mortgage Index tracks the performance of U.S. dollar denominated investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasuries, quasi-government, corporate and residential mortgage pass-through securities. The Standard & Poor’s 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in these Indices. In addition, the Indices do not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/17.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Intercontinental Exchange and Standard & Poor’s. All other figures are from Foresters Investment Management Company, Inc.

162

Portfolio of Investments
TOTAL RETURN FUND
December 31, 2017

Shares		Security	Value
		COMMON STOCKS—58.8%
		Consumer Discretionary—7.0%
1,500		Aptiv, PLC	$ 127,245
2,800		Aramark Holdings Corp.	119,672
2,800		Big Lots, Inc.	157,220
3,200		BorgWarner, Inc.	163,488
5,550		CBS Corp. – Class “B”	327,450
4,800		DSW, Inc. – Class “A”	102,768
3,400		Ford Motor Co.	42,466
2,700		Home Depot, Inc.	511,731
3,800		L Brands, Inc.	228,836
850		Lear Corp.	150,161
2,950		Magna International, Inc.	167,176
4,400	*	Michaels Cos., Inc.	106,436
4,258		Newell Brands, Inc.	131,572
1,600		Penske Automotive Group, Inc.	76,560
300		Ross Stores, Inc.	24,075
3,500		Tapestry, Inc.	154,805
3,000		Tupperware Brands Corp.	188,100
2,200		Walt Disney Co.	236,522
600		Whirlpool Corp.	101,184
1,850		Wyndham Worldwide Corp.	214,360
			3,331,827
		Consumer Staples—6.2%
7,050		Altria Group, Inc.	503,440
4,600		B&G Foods, Inc.	161,690
5,300		Coca-Cola Co.	243,164
4,500		Conagra Brands, Inc.	169,515
4,300		CVS Health Corp.	311,750
9,513		Koninklijke Ahold Delhaize NV (ADR)	209,381
2,100		Nu Skin Enterprises, Inc. – Class “A”	143,283
2,300		PepsiCo, Inc.	275,816
4,600		Philip Morris International, Inc.	485,990
2,550		Procter & Gamble Co.	234,294
2,250		Wal-Mart Stores, Inc.	222,188
			2,960,511
		Energy—4.2%
1,800		Anadarko Petroleum Corp.	96,552
500		Chevron Corp.	62,595
3,800		ConocoPhillips	208,582

163

Portfolio of Investments (continued)
TOTAL RETURN FUND
December 31, 2017

Shares		Security	Value
		Energy (continued)
4,600		Devon Energy Corp.	$ 190,440
2,950		ExxonMobil Corp.	246,738
2,000		Halliburton Co.	97,740
1,400		Hess Corp.	66,458
4,000		Marathon Oil Corp.	67,720
5,700		Marathon Petroleum Corp.	376,086
1,600		Occidental Petroleum Corp.	117,856
1,550		Phillips 66	156,783
1,200		Schlumberger, Ltd.	80,868
7,000		Suncor Energy, Inc.	257,040
			2,025,458
		Financials—10.0%
4,000		American Express Co.	397,240
2,500		American International Group, Inc.	148,950
2,300		Ameriprise Financial, Inc.	389,781
1,900		Chubb, Ltd.	277,647
7,700		Citizens Financial Group, Inc.	323,246
800		Comerica, Inc.	69,448
4,750		Discover Financial Services	365,370
8,100		Financial Select Sector SPDR Fund (ETF)	226,071
2,000		Hamilton Lane, Inc. – Class “A”	70,780
2,700		IBERIABANK Corp.	209,250
1,100		iShares Russell 2000 ETF (ETF)	167,706
6,400		JPMorgan Chase & Co.	684,416
3,600		MetLife, Inc.	182,016
700		Morgan Stanley	36,729
2,250		PNC Financial Services Group, Inc.	324,652
3,700		SPDR S&P Regional Banking (ETF)	217,745
7,100		Sterling Bancorp	174,660
5,300		U.S. Bancorp	283,974
4,300		Wells Fargo & Co.	260,881
			4,810,562
		Health Care—8.9%
6,250		Abbott Laboratories	356,687
4,900		AbbVie, Inc.	473,879
500		Aetna, Inc.	90,195
200		Allergan, PLC	32,716
2,517		Baxter International, Inc.	162,699
1,400	*	Centene Corp.	141,232

164

Shares		Security	Value
		Health Care (continued)
2,800		Gilead Sciences, Inc.	$ 200,592
1,250		Hill-Rom Holdings, Inc.	105,362
4,050		Johnson & Johnson	565,866
3,700		Koninklijke Philips NV (ADR)	139,860
2,150		Medtronic, PLC	173,613
4,600		Merck & Co., Inc.	258,842
12,800		Pfizer, Inc.	463,616
4,400		Phibro Animal Health Corp. – Class “A”	147,400
840		Shire, PLC (ADR)	130,301
2,900		Thermo Fisher Scientific, Inc.	550,652
3,700		Zoetis, Inc.	266,548
			4,260,060
		Industrials—7.7%
1,850		3M Co.	435,435
2,200		Apogee Enterprises, Inc.	100,606
8,400	*	Gardner Denver Holdings, Inc.	285,012
9,150		General Electric Co.	159,667
3,100		Honeywell International, Inc.	475,416
1,800		Ingersoll-Rand, PLC	160,542
7,415		Johnson Controls International, PLC	282,586
250		Lockheed Martin Corp.	80,262
500		ManpowerGroup, Inc.	63,055
4,900		Masco Corp.	215,306
3,800	*	MasTec, Inc.	186,010
1,700		Owens Corning	156,298
6,300		Schneider National, Inc. – Class “B”	179,928
1,100		Snap-On, Inc.	191,730
850		Stanley Black & Decker, Inc.	144,237
8,700		Triton International, Ltd.	325,815
2,000		United Technologies Corp.	255,140
			3,697,045
		Information Technology—10.3%
4,600		Apple, Inc.	778,458
4,900		Applied Materials, Inc.	250,488
1,300	*	ARRIS International, PLC	33,397
900		Broadcom, Ltd.	231,210
13,300		Cisco Systems, Inc.	509,390
1,460	*	Dell Technologies, Inc.- Class “V”	118,669
2,045		DXC Technology Co.	194,070

165

Portfolio of Investments (continued)
TOTAL RETURN FUND
December 31, 2017

Shares		Security	Value
		Information Technology (continued)
3,750	*	eBay, Inc.	$ 141,525
1,100	*	FleetCor Technologies, Inc.	211,673
8,600		Intel Corp.	396,976
9,200		Microsoft Corp.	786,968
2,500		NetApp, Inc.	138,300
1,400	*	NXP Semiconductors NV	163,926
5,200		Oracle Corp.	245,856
5,000		QUALCOMM, Inc.	320,100
5,700		Symantec Corp.	159,942
1,100		TE Connectivity, Ltd.	104,544
3,700		Travelport Worldwide, Ltd.	48,359
1,300		Western Digital Corp.	103,389
			4,937,240
		Materials—1.4%
4,200		International Paper Co.	243,348
850		Praxair, Inc.	131,478
2,000		RPM International, Inc.	104,840
2,600		Sealed Air Corp.	128,180
1,000		Trinseo SA	72,600
			680,446
		Real Estate—1.3%
10,700		Brixmor Property Group, Inc. (REIT)	199,662
3,400		GGP, Inc. (REIT)	79,526
987		Real Estate Select Sector SPDR Fund (ETF)	32,512
6,500		Tanger Factory Outlet Centers, Inc. (REIT)	172,315
5,500		Urstadt Biddle Properties, Inc. (REIT)	119,570
			603,585
		Telecommunication Services—1.3%
7,450		AT&T, Inc.	289,656
6,300		Verizon Communications, Inc.	333,459
			623,115
		Utilities—.5%
6,600		Exelon Corp.	260,106
Total Value of Common Stocks (cost $21,668,795)			28,189,955

166

Principal
Amount	Security	Value
	CORPORATE BONDS—28.6%
	Aerospace/Defense—.6%
$300M	Rockwell Collins, Inc., 3.2%, 3/15/2024	$ 302,713
	Automotive—.9%
280M	Lear Corp., 5.25%, 1/15/2025	299,085
100M	O’Reilly Automotive, Inc., 3.55%, 3/15/2026	101,204
		400,289
	Chemicals—.9%
100M	Agrium, Inc., 3.375%, 3/15/2025	100,617
100M	Dow Chemical Co., 3.5%, 10/1/2024	103,034
200M	LYB International Finance Co. BV, 3.5%, 3/2/2027	201,395
		405,046
	Energy—3.9%
300M	Andeavor Logistics, LP, 5.25%, 1/15/2025	315,885
200M	BP Capital Markets, PLC, 3.216%, 11/28/2023	204,463
300M	Canadian Oil Sands, Ltd., 7.75%, 5/15/2019 (a)	320,327
100M	Enbridge Energy Partners, LP, 4.2%, 9/15/2021	104,033
200M	Enterprise Products Operating, 7.55%, 4/15/2038	280,944
200M	Kinder Morgan Energy Partners, LP, 3.45%, 2/15/2023	201,240
300M	Magellan Midstream Partners, LP, 5%, 3/1/2026	333,791
100M	Valero Energy Corp., 9.375%, 3/15/2019	108,336
		1,869,019
	Financial Services—4.2%
100M	American Express Co., 7%, 3/19/2018	101,076
100M	American International Group, Inc., 3.75%, 7/10/2025	103,266
100M	Ameriprise Financial, Inc., 5.3%, 3/15/2020	106,110
100M	Assured Guaranty U.S. Holding, Inc., 5%, 7/1/2024	107,890
100M	BlackRock, Inc., 5%, 12/10/2019	105,189
	Brookfield Finance, Inc.:
100M	4%, 4/1/2024	103,662
200M	4.25%, 6/2/2026	206,786
	ERAC USA Finance, LLC:
100M	4.5%, 8/16/2021 (a)	105,558
100M	3.3%, 10/15/2022 (a)	101,231
100M	Ford Motor Credit Co., LLC, 8.125%, 1/15/2020	110,824
300M	GE Capital International Funding Services, Ltd., 4.418%, 11/15/2035	325,288
208M	General Motors Financial Co., Inc., 5.25%, 3/1/2026	229,092

167

Portfolio of Investments (continued)
TOTAL RETURN FUND
December 31, 2017

Principal
Amount	Security	Value
	Financial Services (continued)
$100M	Key Bank NA, 3.4%, 5/20/2026	$ 99,807
100M	Liberty Mutual Group, Inc., 4.95%, 5/1/2022 (a)	108,010
100M	Prudential Financial, Inc., 7.375%, 6/15/2019	107,421
		2,021,210
	Financials—4.2%
	Bank of America Corp.:
100M	5%, 5/13/2021	107,836
200M	4.1%, 7/24/2023	212,549
100M	Barclays Bank, PLC, 5.125%, 1/8/2020	105,081
100M	Capital One Financial Corp., 3.75%, 4/24/2024	102,873
100M	Citigroup, Inc., 4.5%, 1/14/2022	106,474
100M	Deutsche Bank AG, 3.7%, 5/30/2024	100,815
100M	Goldman Sachs Group, Inc., 3.625%, 1/22/2023	103,422
200M	HSBC Holdings, PLC, 2.65%, 1/5/2022	198,785
	JPMorgan Chase & Co.:
100M	6%, 1/15/2018	100,140
100M	4.5%, 1/24/2022	107,065
100M	3.54%, 5/1/2028	101,855
	Morgan Stanley:
200M	5.5%, 7/28/2021	218,946
100M	4%, 7/23/2025	104,807
100M	U.S. Bancorp, 3.6%, 9/11/2024	103,683
200M	UBS Group Funding (Switzerland) AG, 4.253%, 3/23/2028 (a)	211,140
		1,985,471
	Food/Beverage/Tobacco—.5%
	Anheuser-Busch InBev Finance, Inc.:
100M	3.65%, 2/1/2026	103,373
100M	4.9%, 2/1/2046	116,363
		219,736
	Food/Drug—.4%
200M	CVS Health Corp., 3.875%, 7/20/2025	206,300
	Forest Products/Containers—.6%
200M	Packaging Corp. of America, 3.4%, 12/15/2027	200,910
100M	Rock-Tenn Co., 4.9%, 3/1/2022	107,940
		308,850

168

Principal
Amount	Security	Value
	Health Care—.4%
$100M	Express Scripts Holding Co., 4.75%, 11/15/2021	$ 106,637
100M	Laboratory Corp. of America Holdings, 3.75%, 8/23/2022	103,814
		210,451
	Higher Education—.2%
100M	Yale University, 2.086%, 4/15/2019	100,375
	Information Technology—2.0%
100M	Apple, Inc., 2.5%, 2/9/2025	97,598
400M	Corning, Inc., 7.25%, 8/15/2036	499,363
200M	Diamond 1 Finance Corp., 4.42%, 6/15/2021 (a)	208,567
150M	Oracle Corp., 2.4%, 9/15/2023	148,242
		953,770
	Manufacturing—.2%
100M	Johnson Controls International, PLC, 5%, 3/30/2020	105,528
	Media-Broadcasting—.9%
	Comcast Corp.:
100M	5.15%, 3/1/2020	106,015
300M	4.25%, 1/15/2033	327,542
		433,557
	Media-Diversified—.2%
100M	Time Warner, Inc., 3.6%, 7/15/2025	100,383
	Metals/Mining—.8%
235M	Glencore Funding, LLC, 4.625%, 4/29/2024 (a)	248,634
100M	Newmont Mining Corp., 5.125%, 10/1/2019	104,248
		352,882
	Real Estate—2.7%
200M	Alexandria Real Estate Equities, Inc., 3.95%, 1/15/2028	204,634
75M	Digital Realty Trust, LP, 4.75%, 10/1/2025	81,667
100M	ERP Operating, LP, 3.375%, 6/1/2025	102,070
200M	Essex Portfolio, LP, 3.875%, 5/1/2024	207,556
100M	HCP, Inc., 4.25%, 11/15/2023	105,089
200M	Tanger Properties, LP, 3.125%, 9/1/2026	190,732

169

Portfolio of Investments (continued)
TOTAL RETURN FUND
December 31, 2017

Principal
Amount	Security	Value
	Real Estate (continued)
$100M	Ventas Realty, LP, 4.75%, 6/1/2021	$ 106,048
200M	Vornado Realty, LP, 3.5%, 1/15/2025	199,813
100M	Welltower, Inc., 4%, 6/1/2025	103,565
		1,301,174
	Retail-General Merchandise—1.0%
300M	Amazon.com, Inc., 4.8%, 12/5/2034	353,157
100M	Home Depot, Inc., 5.875%, 12/16/2036	135,576
		488,733
	Telecommunications—.4%
200M	AT&T, Inc., 4.25%, 3/1/2027	204,260
	Transportation—2.0%
	Burlington Northern Santa Fe, LLC:
250M	7%, 12/15/2025	318,668
100M	5.15%, 9/1/2043	123,927
100M	Penske Truck Leasing Co., LP, 4.875%, 7/11/2022 (a)	108,067
400M	Southwest Airlines Co., 3%, 11/15/2026	389,056
		939,718
	Utilities—1.6%
100M	Commonwealth Edison Co., 5.9%, 3/15/2036	131,320
100M	Duke Energy Progress, Inc., 4.15%, 12/1/2044	109,344
100M	Electricite de France SA, 3.625%, 10/13/2025 (a)	102,554
100M	Entergy Arkansas, Inc., 4.95%, 12/15/2044	104,808
100M	Ohio Power Co., 5.375%, 10/1/2021	109,997
100M	Oklahoma Gas & Electric Co., 4%, 12/15/2044	104,708
100M	Sempra Energy, 9.8%, 2/15/2019	108,333
		771,064
Total Value of Corporate Bonds (cost $13,546,553)		13,680,529

170

Principal
Amount	Security	Value
	RESIDENTIAL MORTGAGE-BACKED
	SECURITIES—4.8%
	Fannie Mae—4.2%
$ 43M	2.5%, 7/1/2031	$ 42,589
177M	3%, 6/1/2030 – 11/1/2030	180,415
568M	3.5%, 11/1/2028 – 11/1/2046	586,589
921M	4%, 7/1/2041 – 3/1/2047	966,043
157M	4.5%, 8/1/2041 – 1/1/2047	168,788
81M	5%, 3/1/2042	87,163
		2,031,587
	Freddie Mac—.6%
65M	3.5%, 7/1/2044	67,518
74M	4%, 7/1/2044 – 4/1/2045	77,333
131M	4.5%, 12/1/2043	139,571
		284,422
Total Value of Residential Mortgage-Backed Securities (cost $2,336,436)		2,316,009
	TAXABLE MUNICIPAL BONDS—2.3%
250M	Cape Coral, FL Wtr. & Swr. Rev., 4%, 10/1/2042	265,542
	Lexington, SC Wtrwks. & Swr. Rev.:
40M	4%, 6/1/2033	44,156
75M	4%, 6/1/2041	81,592
75M	Metro Saint Louis, MO Swr. Dist. Wstwtr. Sys. Rev., 5%, 5/1/2047	90,028
150M	Miami-Dade Cnty., FL Wtr. & Swr. Rev., 3.125%, 10/1/2039	147,089
300M	New Jersey State Tpk. Auth., 4%, 1/1/2043	320,127
	New York State Environ. Facs. Corp. Rev.:
50M	2.841%, 1/15/2026	49,819
100M	2.941%, 1/15/2027	100,281
Total Value of Taxable Municipal Bonds (cost $1,084,278)		1,098,634
	U.S. GOVERNMENT OBLIGATIONS—1.8%
100M	U.S. Treasury Bonds, 3.125%, 8/15/2044	107,504
	U.S. Treasury Notes:
550M	1.375%, 4/30/2020	543,275
200M	2.375%, 5/15/2027	199,461
Total Value of U.S. Government Obligations (cost $855,690)		850,240

171

Portfolio of Investments (continued)
TOTAL RETURN FUND
December 31, 2017

Principal
Amount	Security	Value
	PASS-THROUGH CERTIFICATES—.2%
	Transportation
$100M	American Airlines 17-2 AA PTT, 3.35%, 10/15/2029 (cost $100,815)	$ 101,193
	SHORT-TERM U.S. GOVERNMENT AGENCY
	OBLIGATIONS—1.6%
	Federal Home Loan Bank:
250M	1.25%, 2/2/2018	249,718
500M	1.263%, 2/28/2018	499,988
Total Value of Short-Term U.S. Government Agency Obligations (cost $749,749)		749,706
	SHORT-TERM CORPORATE NOTES—1.0%
	Information Technology
500M	Apple, Inc., 1.29%, 2/6/2018 (cost $499,354) (b)	499,209
Total Value of Investments (cost $40,841,670)	99.1%	47,485,475
Other Assets, Less Liabilities	.9	424,027
Net Assets	100.0%	$47,909,502

*	Non-income producing
(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933 (see Note 5).
(b)	Security exempt from registration under Section 4(2) of the Securities Act of 1933 (see Note 5).

Summary of Abbreviations:
	ADR	American Depositary Receipts
	ETF	Exchange Traded Fund
	PTT	Pass-Through Trust
	REIT	Real Estate Investment Trust

172

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Common Stocks	$28,189,955	$—	$—	$28,189,955
Corporate Bonds	—	13,680,529	—	13,680,529
Residential Mortgage-Backed
Securities	—	2,316,009	—	2,316,009
Taxable Municipal Bonds	—	1,098,634	—	1,098,634
U.S. Government Obligations	—	850,240	—	850,240
Pass-Through Certificates	—	101,193	—	101,193
Short-Term U.S. Government
Agency Obligations	—	749,706	—	749,706
Short-Term Corporate Notes	—	499,209	—	499,209
Total Investments in Securities*	$28,189,955	$19,295,520	$—	$47,485,475

*	The Portfolio of Investments provides information on the industry categorization for common stocks, corporate bonds, and pass-through certificates.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended
December 31, 2017. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	173

Statements of Assets and Liabilities
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2017

		COVERED					GOVERNMENT
	BALANCED	CALL		EQUITY	FUND FOR		CASH	GROWTH &
	INCOME	STRATEGY		INCOME	INCOME	GOVERNMENT	MANAGEMENT	INCOME
Assets
Investments in securities and futures contracts:
At identified cost	$6,448,583	$9,760,534		$85,481,100	$100,182,373	$28,495,830	$8,612,629	$295,754,229

At value (Note 1A)	$6,934,475	$11,298,351		$129,279,789	$102,652,680	$28,249,191	$8,612,629	$529,468,289
Cash	130,978	244,823		737,019	2,324,326	174,230	75,960	1,076,315
Receivables:
Investment securities sold	—	—		84,341	356,659	—	—	2,374,257
Options contracts sold	109,928	—		—	—	—	—	—
Interest and dividends	46,367	8,667		216,855	1,582,306	112,781	1,877	650,760
Trust shares sold	2,949	12,031		11,681	17,120	14,241	105,975	16,335
Other assets	512	614		8,428	7,573	2,202	721	34,930
Total Assets	7,225,209	11,564,486		130,338,113	106,940,664	28,552,645	8,797,162	533,620,886

Liabilities
Options written, at value (Note 6)	$—	$154,684	(a)	$—	$—	$—	$—	$—
Payables:
Investment securities purchased	52,470	—		213,194	748,719	—	—	1,223,226
Due to broker-variation margin futures	45,091	—		—	—	—	—	—
Trust shares redeemed	1,389	153		23,068	18,281	46,573	108,992	292,701
Accrued advisory fees	3,592	7,052		82,614	67,503	14,501	996	329,869
Accrued expenses	20,255	18,378		25,060	95,569	26,984	23,833	80,206

Total Liabilities	122,797	180,267		343,936	930,072	88,058	133,821	1,926,002

Net Assets	$7,102,412	$11,384,219		$129,994,177	$106,010,592	$28,464,587	$8,663,341	$531,694,884

Net Assets Consist of:
Capital paid in	$6,271,986	$9,943,735		$80,267,823	$103,822,789	$29,450,613	$8,663,341	$268,867,994
Undistributed net investment income	160,197	132,945		2,271,595	4,992,682	550,070	—	7,229,735
Accumulated net realized gain (loss) on investments,
futures and options contracts	184,337	(227,969)		3,656,070	(5,275,186)	(1,289,457)	—	21,883,095
Net unrealized appreciation (depreciation) in value of
investments, futures and options contracts	485,892	1,535,508		43,798,689	2,470,307	(246,639)	—	233,714,060

Total	$7,102,412	$11,384,219		$129,994,177	$106,010,592	$28,464,587	$8,663,341	$531,694,884
Shares of beneficial interest outstanding (Note 2)	632,081	977,277		5,499,657	16,445,770	2,986,019	8,663,341	10,751,369

Net asset value, offering and redemption price per share —
(Net assets divided by shares outstanding)	$11.24	$11.65		$23.64	$6.45	$9.53	$1.00	$49.45

(a) Premiums received from written options $ 152,375

174	See notes to financial statements	175

Statements of Assets and Liabilities
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2017

			LIMITED
			DURATION
		INVESTMENT	HIGH QUALITY		REAL	SELECT	SPECIAL
	INTERNATIONAL	GRADE	BOND	OPPORTUNITY	ESTATE	GROWTH	SITUATIONS
Assets
Investments in securities:
At identified cost	$108,065,536	$62,970,616	$7,099,932	$54,446,492	$6,582,708	$50,726,772	$196,101,271

At value (Note 1A)	$158,881,173	$64,747,374	$7,059,776	$69,798,231	$6,880,791	$69,147,537	$256,361,915
Cash	769,535	741,372	129,080	908,713	359,696	735,653	770,044
Receivables:
Investment securities sold	—	—	—	135,412	—	—	—
Interest and dividends	629,710	770,017	54,742	68,054	34,394	30,964	270,396
Trust shares sold	21,241	10,842	3,826	62,482	16,161	8,670	42,770
Other assets	10,250	4,701	540	4,041	477	4,101	16,128

Total Assets	160,311,909	66,274,306	7,247,964	70,976,933	7,291,519	69,926,925	257,461,253

Liabilities
Payables:
Investment securities purchased	—	—	—	918,008	—	—	1,196,859
Trust shares redeemed	13,288	50,009	14	12,630	929	34,337	53,515
Accrued advisory fees	100,697	33,649	3,722	44,245	4,565	44,350	162,825
Accrued expenses	69,899	27,550	24,255	24,552	22,153	18,754	48,840

Total Liabilities	183,884	111,208	27,991	999,435	27,647	97,441	1,462,039

Net Assets	$160,128,025	$66,163,098	$7,219,973	$69,977,498	$7,263,872	$69,829,484	$255,999,214

Net Assets Consist of:
Capital paid in	$101,203,580	$63,957,284	$7,331,375	$53,437,257	$7,010,464	$46,145,142	$162,583,789
Undistributed net investment income	1,252,901	928,051	72,987	360,670	127,594	243,759	1,042,815
Accumulated net realized gain (loss) on investments and
foreign currency transactions	6,853,543	(498,995)	(144,233)	827,832	(172,269)	5,019,818	32,111,966
Net unrealized appreciation (depreciation) in value
of investments and foreign currency transactions	50,818,001	1,776,758	(40,156)	15,351,739	298,083	18,420,765	60,260,644
Total	$160,128,025	$66,163,098	$7,219,973	$69,977,498	$7,263,872	$69,829,484	$255,999,214

Shares of beneficial interest outstanding (Note 2)	6,026,051	6,123,407	751,506	3,731,129	695,994	4,399,636	6,387,093

Net asset value, offering and redemption price per share —
(Net assets divided by shares outstanding)	$26.57	$10.80	$9.61	$18.76	$10.44	$15.87	$40.08

176	See notes to financial statements	177

Statements of Assets and Liabilities
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2017

	TOTAL
	RETURN
Assets
Investments in securities:
At identified cost	$40,841,670

At value (Note 1A)	$47,485,475
Cash	203,727
Receivables:
Investment securities sold	133,860
Interest and dividends	207,950
Trust shares sold	12,050
Other assets	3,098

Total Assets	48,046,160

Liabilities
Payables:
Investment securities purchased	71,133
Trust shares redeemed	7,708
Accrued advisory fees	30,273
Accrued expenses	27,544

Total Liabilities	136,658

Net Assets	$47,909,502	This page left intentionally blank.
Net Assets Consist of:
Capital paid in	$40,505,400
Undistributed net investment income	529,800
Accumulated net realized gain on investments	230,497
Net unrealized appreciation in
value of investments	6,643,805
Total	$47,909,502

Shares of beneficial interest outstanding (Note 2)	3,463,032

Net asset value, offering and redemption price per share —
(Net assets divided by shares outstanding)	$13.83

178	See notes to financial statements	179

Statements of Operations
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2017

		COVERED					GOVERNMENT
	BALANCED	CALL	EQUITY		FUND FOR		CASH	GROWTH &
	INCOME	STRATEGY	INCOME		INCOME	GOVERNMENT	MANAGEMENT	INCOME
Investment Income
Income:
Interest	$135,704	$—	$31,955		$5,851,983	$675,733	$77,137	$77,014
Dividends	88,425 (a)	245,030	3,164,416	(b)	—	—	—	11,026,820	(c)

Total income	224,129	245,030	3,196,371		5,851,983	675,733	77,137	11,103,834

Expenses (Notes 1 and 4):
Advisory fees	55,187	79,319	916,936		784,807	217,125	67,860	3,657,058
Professional fees	13,197	23,258	25,200		28,072	16,450	25,001	86,601
Custodian fees and expenses	5,781	4,185	6,629		21,814	6,713	3,983	19,532
Reports and notices to shareholders	3,299	2,800	16,500		15,000	6,200	3,400	60,000
Registration fees	91	26	1,142		1,291	1,091	91	1,292
Trustees’ fees	439	600	7,200		6,195	1,724	544	29,286
Other expenses	6,358	2,147	9,496		73,689	11,924	6,964	33,607

Total expenses	84,352	112,335	983,103		930,868	261,227	107,843	3,887,376
Less: Expenses waived and/or assumed (Note 4)	(11,037)	—	—		—	(43,425)	(53,548)	—
Expenses paid indirectly (Note 1G)	(289)	(255)	(3,957)		(5,751)	(686)	—	(13,277)

Net expenses	73,026	112,080	979,146		925,117	217,116	54,295	3,874,099

Net investment income.	151,103	132,950	2,217,225		4,926,866	458,617	22,842	7,229,735

Realized and Unrealized Gain (Loss) on Investments,
Futures and Options Contracts (Notes 3 and 6):
Net realized gain (loss) on:
Investments	228,398	354,541	3,736,584		2,057,210	(190,283)	—	23,289,962
Futures contracts	(18,782)	—	—		—	(673)	—	—
Options contracts	—	(300,393)	36,641		—	—	—	—
Net realized gain (loss) on investments,
futures and options contracts	209,616	54,148	3,773,225		2,057,210	(190,956)	—	23,289,962
Net unrealized appreciation (depreciation) on:
Investments	303,417	958,227	11,752,979		(192,698)	193,636	—	53,706,924
Futures contracts	(909)	—	—		—	—	—	—
Options contracts	—	(29,314)	—		—	—	—	—
Net unrealized appreciation (depreciation) on investments,
futures and options contracts	302,508	928,913	11,752,979		(192,698)	193,636	—	53,706,924
Net gain on investments, futures
and options contracts purchased.	512,124	983,061	15,526,204		1,864,512	2,680	—	76,996,886
Net Increase in Net Assets Resulting
from Operations	$663,227	$1,116,011	$17,743,429		$6,791,378	$461,297	$22,842	$84,226,621

(a) Net of $561 foreign taxes withheld
(b) Net of $12,802 foreign taxes withheld
(c) Net of $45,420 foreign taxes withheld

180	See notes to financial statements	181

Statements of Operations

FIRST INVESTORS LIFE SERIES FUNDS

December 31, 2017

			LIMITED
			DURATION
		INVESTMENT	HIGH QUALITY			REAL	SELECT	SPECIAL
	INTERNATIONAL	GRADE	BOND	OPPORTUNITY		ESTATE	GROWTH	SITUATIONS
Investment Income
Income:
Interest	$17,145	$2,359,328	$159,076	$10,787		$—	$1,779	$29,529
Dividends	2,530,636 (d)	—	—	862,362	(e)	206,568	736,029	2,813,065

Total income	2,547,781	2,359,328	159,076	873,149		206,568	737,808	2,842,594

Expenses (Notes 1 and 4):
Advisory fees	1,098,148	489,623	57,170	460,604		53,584	456,453	1,773,496
Professional fees.	39,200	20,901	14,500	17,650		13,500	16,800	43,050
Custodian fees and expenses	37,917	4,793	4,419	18,348		4,871	4,895	12,171
Reports and notices to shareholders	18,000	9,500	3,600	8,499		3,401	8,300	29,900
Registration fees	1,291	1,291	91	641		91	91	1,292
Trustees’ fees	8,538	3,868	451	3,567		418	3,536	13,886
Other expenses	26,178	12,551	7,960	4,494		3,538	5,409	17,987

Total expenses	1,229,272	542,527	88,191	513,803		79,403	495,484	1,891,782
Less: Expenses waived (Note 4)	—	(97,916)	(11,434)	—		—	—	—
Expenses paid indirectly (Note 1G)	(1,411)	(1,513)	(183)	(1,324)		(430)	(1,435)	(7,432)

Net expenses	1,227,861	443,098	76,574	512,479		78,973	494,049	1,884,350

Net investment income.	1,319,920	1,916,230	82,502	360,670		127,595	243,759	958,244

Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions (Note 3):
Net realized gain (loss) on:
Investments	13,448,914	385,327	(13,550)	1,428,426		(139,561)	5,019,818	32,358,938
Foreign currency transactions (Note 1C)	(66,990)	—	—	—		—	—	—

Net realized gain (loss) on investments and foreign
currency transactions	13,381,924	385,327	(13,550)	1,428,426		(139,561)	5,019,818	32,358,938
Net unrealized appreciation on investments
and foreign currency transactions	25,743,295	737,755	26,855	8,995,834		63,745	12,005,973	6,813,078
Net gain (loss) on investments and foreign
currency transactions	39,125,219	1,123,082	13,305	10,424,260		(75,816)	17,025,791	39,172,016

Net Increase in Net Assets Resulting
from Operations	$40,445,139	$3,039,312	$95,807	$10,784,930		$51,779	$17,269,550	$40,130,260

(d) Net of $ 238,391 foreign taxes withheld
(e) Net of $3,982 foreign taxes withheld

182	See notes to financial statements	183

Statements of Operations

FIRST INVESTORS LIFE SERIES FUNDS

December 31, 2017

	TOTAL
	RETURN
Investment Income
Income:
Interest	$405,036
Dividends	580,658	(f)

Total income	985,694

Expenses (Notes 1 and 4):
Advisory fees	329,108
Professional fees	16,725
Custodian fees and expenses	10,695
Reports and notices to shareholders	7,104
Registration fees	1,186
Trustees’ fees	2,571
Other expenses	9,254

Total expenses	376,643
Less: Expenses waived (Note 4)	—
Expenses paid indirectly (Note 1G)	(1,616)

Net expenses	375,027

Net investment income.	610,667

Realized and Unrealized Gain (Loss) on Investments			This page left intentionally blank.
(Note 3):
Net realized gain on investments	485,015

Net unrealized appreciation on investments	3,821,173

Net gain on investments	4,306,188

Net Increase in Net Assets Resulting
from Operations	$4,916,855

(f) Net of $2,538 foreign taxes withheld

184	See notes to financial statements	185

Statements of Changes in Net Assets
FIRST INVESTORS LIFE SERIES FUNDS

			COVERED CALL
	BALANCED INCOME		STRATEGY		EQUITY INCOME		FUND FOR INCOME
Year Ended December 31	2017	2016	2017	2016*	2017	2016	2017	2016
Increase (Decrease) in Net Assets From Operations
Net investment income	$151,103	$88,913	$132,950	$44,665	$2,217,225	$2,293,943	$4,926,866	$4,769,721
Net realized gain (loss) on investments, futures and
options contracts	209,616	100,648	54,148	(282,117)	3,773,225	2,737,951	2,057,210	(1,100,897)
Net unrealized appreciation (depreciation) of investments,
futures and options contracts	302,508	236,326	928,913	606,595	11,752,979	8,846,824	(192,698)	6,756,011
Net increase in net assets resulting
from operations	663,227	425,887	1,116,011	369,143	17,743,429	13,878,718	6,791,378	10,424,835

Distributions to Shareholders
Net investment income	(102,597)	—	(44,670)	—	(2,293,954)	(2,153,046)	(5,236,876)	(5,391,490)
Net realized gains	(97,642)	—	—	—	(2,744,455)	(3,734,490)	—	—

Total distributions	(200,239)	—	(44,670)	—	(5,038,409)	(5,887,536)	(5,236,876)	(5,391,490)

Trust Share Transactions
Proceeds from shares sold	1,782,429	3,355,425	6,079,783	9,997,901	3,323,163	3,766,513	3,972,717	2,997,139
Reinvestment of distributions.	200,239	—	44,670	—	5,038,409	5,887,536	5,236,876	5,391,490
Cost of shares redeemed	(3,992,034)	(178,581)	(6,019,581)	(159,038))	(7,757,717)	(7,976,411)	(6,180,821)	(7,028,139)

Net increase (decrease) from trust share transactions	(2,009,366)	3,176,844	104,872	9,838,863	603,855	1,677,638	3,028,772	1,360,490

Net increase (decrease) in net assets	(1,546,378)	3,602,731	1,176,213	10,208,006	13,308,875	9,668,820	4,583,274	6,393,835

Net Assets
Beginning of year	8,648,790	5,046,059	10,208,006	—	116,685,302	107,016,482	101,427,318	95,033,483

End of year †	$7,102,412	$8,648,790	$11,384,219	$10,208,006	$129,994,177	$116,685,302	$106,010,592	$101,427,318

†Includes undistributed net investment income of	$160,197	$89,444	$132,945	$44,665	$2,271,595	$2,293,943	$4,992,682	$4,668,188

Trust Shares Issued and Redeemed
Sold	166,284	328,826	552,336	985,167	151,829	189,937	627,229	487,203
Issued for distributions reinvested	19,107	—	4,087	—	237,437	326,179	848,764	940,923
Redeemed	(377,679)	(17,589)	(548,872)	(15,441)	(352,225)	(400,943)	(974,529)	(1,152,181)

Net increase (decrease) in trust shares outstanding	(192,288)	311,237	7,551	969,726	37,041	115,173	501,464	275,945

*From May 2, 2016 (commencement of operations) to December 31, 2016.

186	See notes to financial statements	187

Statements of Changes in Net Assets
FIRST INVESTORS LIFE SERIES FUNDS

			GOVERNMENT
	GOVERNMENT		CASH MANAGEMENT		GROWTH & INCOME		INTERNATIONAL
Year Ended December 31	2017	2016	2017	2016	2017	2016	2017	2016
Increase (Decrease) in Net Assets From Operations
Net investment income	$458,617	$415,325	$22,842	$—	$7,229,735	$7,591,426	$1,319,920	$1,670,829
Net realized gain (loss) on investments, foreign currency
transactions and futures contracts	(190,956)	167,007	—	—	23,289,962	18,841,035	13,381,924	5,080,148
Net unrealized appreciation (depreciation) of investments
and foreign currency transactions	193,636	(439,798)	—	—	53,706,924	16,838,008	25,743,295	(12,205,192)

Net increase (decrease) in net assets resulting
from operations	461,297	142,534	22,842	—	84,226,621	43,270,469	40,445,139	(5,454,215)

Distributions to Shareholders
Net investment income	(565,317)	(637,207)	(22,842)	—	(7,591,392)	(6,459,887)	(1,560,148)	(1,623,198)
Net realized gains	—	—	—	—	(18,784,208)	(21,983,908)	—	—

Total distributions	(565,317)	(637,207)	(22,842)	—	(26,375,600)	(28,443,795)	(1,560,148)	(1,623,198)

Trust Share Transactions
Proceeds from shares sold	1,317,181	2,067,791	20,967,631	21,696,027	3,866,763	5,231,017	3,801,845	3,684,475
Reinvestment of distributions.	565,317	637,207	22,842	—	26,375,600	28,443,795	1,560,148	1,623,198
Cost of shares redeemed	(2,725,040)	(2,575,897)	(22,243,363)	(25,738,180)	(31,417,945)	(30,568,649)	(8,558,290)	(7,482,137)

Net increase (decrease) from trust share transactions	(842,542)	129,101	(1,252,890)	(4,042,153)	(1,175,582)	3,106,163	(3,196,297)	(2,174,464)

Net increase (decrease) in net assets	(946,562)	(365,572)	(1,252,890)	(4,042,153)	56,675,439	17,932,837	35,688,694	(9,251,877)

Net Assets
Beginning of year	29,411,149	29,776,721	9,916,231	13,958,384	475,019,445	457,086,608	124,439,331	133,691,208

End of year †	$28,464,587	$29,411,149	$8,663,341	$9,916,231	$531,694,884	$475,019,445	$160,128,025	$124,439,331

†Includes undistributed net investment income of	$550,070	$565,319	$—	$—	$7,229,735	$7,591,426	$1,252,901	$1,560,119

Trust Shares Issued and Redeemed
Sold	138,209	212,127	20,967,631	21,696,027	85,374	127,571	157,115	176,382
Issued for distributions reinvested.	60,013	65,759	22,842	—	603,699	759,717	72,666	80,436
Redeemed	(286,787)	(263,764)	(22,243,363)	(25,738,180)	(689,610)	(737,137)	(358,413)	(355,017)

Net increase (decrease) in trust shares outstanding	(88,565)	14,122	(1,252,890)	(4,042,153)	(537)	150,151	(128,632)	(98,199)

188	See notes to financial statements	189

Statements of Changes in Net Assets
FIRST INVESTORS LIFE SERIES FUNDS

			LIMITED DURATION
	INVESTMENT GRADE		HIGH QUALITY BOND		OPPORTUNITY		REAL ESTATE
Year Ended December 31	2017	2016	2017	2016	2017	2016	2017	2016
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$1,916,230	$1,930,804	$82,502	$(23,268)	$360,670	$372,100	$127,595	$113,231
Net realized gain (loss) on investments	385,327	108,860	(13,550)	87,700	1,428,426	159,810	(139,561)	143,778
Net unrealized appreciation (depreciation) of investments	737,755	832,063	26,855	(39,631)	8,995,834	3,582,873	63,745	163,821
Net increase in net assets resulting
from operations	3,039,312	2,871,727	95,807	24,801	10,784,930	4,114,783	51,779	420,830
Distributions to Shareholders
Net investment income	(2,510,135)	(2,594,609)	(144,072)	(58,111)	(372,100)	(185,108)	(113,232)	(37,714)
Net realized gains	—	—	—	—	—	—	(173,121)	(33,943)
Total distributions	(2,510,135)	(2,594,609)	(144,072)	(58,111)	(372,100)	(185,108)	(286,353)	(71,657)
Trust Share Transactions
Proceeds from shares sold	3,697,811	4,240,378	1,664,381	2,545,068	9,804,034	11,416,769	2,269,374	3,064,329
Reinvestment of distributions.	2,510,135	2,594,609	144,072	58,111	372,100	185,108	286,353	71,657
Cost of shares redeemed	(4,668,699)	(5,037,845)	(2,377,246)	(569,288)	(3,348,254)	(2,908,776)	(2,790,480)	(1,233,869)
Net increase (decrease) from trust share transactions	1,539,247	1,797,142	(568,793)	2,033,891	6,827,880	8,693,101	(234,753)	1,902,117
Net increase (decrease) in net assets	2,068,424	2,074,260	(617,058)	2,000,581	17,240,710	12,622,776	(469,327)	2,251,290
Net Assets
Beginning of year	64,094,674	62,020,414	7,837,031	5,836,450	52,736,788	40,114,012	7,733,199	5,481,909
End of year †	$66,163,098	$64,094,674	$7,219,973	$7,837,031	69,977,498	$52,736,788	$7,263,872	$7,733,199

†Includes undistributed net investment income of	$928,051	$836,262	$72,987	$24,468	$360,670	$372,100	$127,594	$113,231

Trust Shares Issued and Redeemed
Sold	347,525	393,060	173,061	261,586	578,651	782,642	221,072	289,558
Issued for distributions reinvested	240,665	249,722	15,118	6,016	22,703	13,601	26,812	7,372
Redeemed	(438,282)	(467,925)	(248,030)	(58,513)	(193,302)	(195,533)	(276,019)	(112,653)
Net increase (decrease) in trust shares outstanding	149,908	174,857	(59,851)	209,089	408,052	600,710	(28,135)	184,277

190	See notes to financial statements	191

Statements of Changes in Net Assets
FIRST INVESTORS LIFE SERIES FUNDS

	SELECT GROWTH		SPECIAL SITUATIONS		TOTAL RETURN
Year Ended December 31	2017	2016	2017	2016	2017	2016
Increase (Decrease) in Net Assets From Operations
Net investment income	$243,759	$301,574	$958,244	$2,139,310	$610,667	$556,840
Net realized gain on investments	5,019,818	5,700,391	32,358,938	2,795,013	485,015	276,149
Net unrealized appreciation (depreciation)
of investments	12,005,973	(3,849,242)	6,813,078	26,538,583	3,821,173	1,711,186

Net increase in net assets resulting
from operations	17,269,550	2,152,723	40,130,260	31,472,906	4,916,855	2,544,175

Distributions to Shareholders
Net investment income	(301,564)	(302,470)	(2,139,302)	(1,100,614)	(682,830)	(540,341)
Net realized gains	(5,700,381)	(3,354,825)	(2,798,466)	(13,593,030)	—	—

Total distributions	(6,001,945)	(3,657,295)	(4,937,768)	(14,693,644)	(682,830)	(540,341)

Trust Share Transactions
Proceeds from shares sold	3,634,274	4,743,137	4,207,639	3,401,363	5,397,771	5,072,292
Reinvestment of distributions.	6,001,945	3,657,295	4,937,768	14,693,644	682,830	540,341
Cost of shares redeemed	(3,507,121)	(2,460,331)	(12,559,006)	(12,774,843)	(2,805,100)	(3,725,512)

Net increase (decrease) from trust share transactions	6,129,098	5,940,101	(3,413,599))	5,320,164	3,275,501	1,887,121

Net increase in net assets	17,396,703	4,435,529	31,778,893	22,099,426	7,509,526	3,890,955

Net Assets
Beginning of year	52,432,781	47,997,252	224,220,321	202,120,895	40,399,976	36,509,021

End of year †	$69,829,484	$52,432,781	$255,999,214	$224,220,321	$47,909,502	$40,399,976

†Includes undistributed net investment income of	$243,759	$301,574	$1,042,815	$2,139,310	$529,800	$418,158

Trust Shares Issued and Redeemed
Sold	259,139	371,591	115,650	112,686	414,482	421,740
Issued for distributions reinvested.	467,077	305,794	141,931	534,314	53,556	47,440
Redeemed	(248,181)	(189,192)	(342,882)	(411,970)	(215,397)	(305,968)

Net increase (decrease) in trust shares outstanding	478,035	488,193	(85,301)	235,030	252,641	163,212

192	See notes to financial statements	193

Notes to Financial Statements
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2017

1. Significant Accounting Policies—First Investors Life Series Funds, a Delaware statutory trust (“the Trust”), is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Trust operates as a series fund, issuing shares of beneficial interest in the Balanced Income Fund, Covered Call Strategy Fund, Equity Income Fund, Fund For Income, Government Fund, Government Cash Management Fund (formerly Cash Management Fund), Growth & Income Fund, International Fund, Investment Grade Fund, Limited Duration High Quality Bond Fund, Opportunity Fund, Real Estate Fund, Select Growth Fund, Special Situations Fund and Total Return Fund (each a “Fund”, collectively, “the Funds”), and accounts separately for the assets, liabilities and operations of each Fund. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08. Each Fund is diversified except for Real Estate Fund which is non-diversified. The objective of each Fund as of December 31, 2017 is as follows:

Balanced Income Fund seeks income as its primary objective and has a secondary objective of capital appreciation.

Covered Call Strategy Fund seeks long-term capital appreciation.

Equity Income Fund seeks total return.

Fund For Income seeks high current income.

Government Fund seeks to achieve a significant level of current income which is consistent with security and liquidity of principal.

Government Cash Management Fund seeks to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity.

Growth & Income Fund seeks long-term growth of capital and current income.

International Fund primarily seeks long-term capital growth.

Investment Grade Fund seeks to generate a maximum level of income consistent with investment in investment grade debt securities.

Limited Duration High Quality Bond Fund seeks current income consistent with low volatility of principal.

Opportunity Fund seeks long-term capital growth.

Real Estate Fund seeks total return.

194

Select Growth Fund seeks long-term growth of capital.

Special Situations Fund seeks long-term growth of capital.

Total Return Fund seeks high, long-term total investment return consistent with moderate investment risk.

A. Security Valuation—Except as provided below, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or market where the security is principally traded, and lacking any sales, the security is valued at the mean between the closing bid and asked prices. Securities traded in the over-the-counter (“OTC”) market (including securities listed on exchanges whose primary market is believed to be OTC) are valued at the mean between the last bid and asked prices based on quotes furnished by a market maker for such securities or an authorized pricing service. Fixed income securities, other than short-term debt securities held by the Government Cash Management Fund, are priced based upon evaluated prices that are provided by a pricing service approved by the Trust’s Board of Trustees (“the Board”). Other securities may also be priced based upon valuations that are provided by pricing services approved by the Board. The pricing services consider security type, rating, market condition and yield data as well as market quotations, prices provided by market makers and other available information in determining evaluated prices.

The Funds monitor for significant events occurring prior to the close of trading on the New York Stock Exchange that could have a material impact on the value of any securities that are held by the Funds. Examples of such events include trading halts, natural disasters, political events and issuer-specific developments. If the Valuation Committee of Foresters Investment Management Company, Inc. (“FIMCO”) decides that such events warrant using fair value estimates, it will take such events into consideration in determining the fair values of such securities. If market quotations or prices are not readily available or are deemed to be unreliable, or do not appear to reflect significant events that have occurred prior to the time as of which the net asset value is calculated, the securities may be valued at fair value as determined in good faith pursuant to procedures adopted by the Board. The Funds also use evaluated prices from a pricing service to fair value foreign equity securities in the event that fluctuations in U.S. securities markets exceed a predetermined level or if a foreign market is closed. For valuation purposes, where applicable, quotations of foreign securities in foreign currencies are translated to U.S. dollar equivalents using the foreign exchange quotation in effect.

195

Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2017

The Government Cash Management Fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 under the 1940 Act. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and market value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value.

In accordance with Accounting Standards Codification 820 “Fair Value Measurements and Disclosures” (“ASC 820”), investments held by the Funds are carried at “fair value”. As defined by ASC 820, fair value is the price that a fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs are used in determining the value of the Funds’ investments.

In addition to defining fair value, ASC 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Equity securities and options and futures contracts traded on an exchange or the Nasdaq Stock Market are categorized in Level 1 of the fair value hierarchy to the extent that they are actively traded and valuation adjustments are not applied. Foreign securities that are fair valued in the event that fluctuations in U.S. securities markets exceed a predetermined level or if a foreign market is closed are categorized in Level 2. Corporate, covered and municipal bonds, asset backed, U.S. Government and U.S. Government Agency securities, pass-through certificates and loan participations are categorized in Level 2 to the extent that the inputs are observable

196

and timely, otherwise they would be categorized in Level 3. Short-term notes that are valued at amortized cost by the Government Cash Management Fund are categorized in Level 2. Securities that are fair valued by the Valuation Committee may be categorized in either Level 2 or Level 3 of the fair value hierarchy depending on the relative significance of the unobservable valuation inputs.

The aggregate value by input level, as of December 31, 2017, for each Fund’s investments is included following each Fund’s portfolio of investments.

B. Federal Income Tax—No provision has been made for federal income taxes on net income or capital gains since it is the policy of each Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies, and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers), to relieve each Fund from all, or substantially all, federal income taxes. At December 31, 2017, capital loss carryovers were as follows:

		Not Subject
		to Expiration
Fund	Total	Long Term	Short Term
Covered Call Strategy	$226,388	$—	$226,388
Fund For Income	5,259,305	4,571,986	687,319
Government	1,272,072	245,565	1,026,507
Investment Grade	498,995	498,995	—
Limited Duration High Quality Bond	144,233	77,813	66,420
Real Estate	66,970	5,002	61,968

During the year ended December 31, 2017, the following Funds had utilized/expired capital loss carryovers of:

Fund	Utilized	Expired
Covered Call Strategy	$51,854	$—
Fund For Income	1,434,089	15,502,053
International	6,224,564	—
Investment Grade	—	1,145,101
Opportunity	508,062	—
Total Return	66,830	—

197

Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2017

As a result of the passage of the Regulated Investment Company Modernization Act of 2010 (“the Modernization Act of 2010”), losses incurred in this year and beyond retain their character as short-term or long-term, have no expiration date and are utilized prior to capital loss carryovers occurring prior to the enactment of the Modernization Act of 2010.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2014–2016, or are expected to be taken in the Funds’ 2017 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal, New York State, New York City and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C. Foreign Currency Translations and Transactions—The accounting records of the International Fund (the “Fund”) are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the date of valuation. Purchases and sales of investment securities, dividend income and certain expenses are translated to U.S. dollars at the prevailing rates of exchange on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. These changes are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gains and losses on foreign currency transactions include gains and losses from the sales of spot currency transactions and gains and losses on accrued foreign dividends and related withholding taxes.

D. Distributions to Shareholders—The Separate Accounts, which own the shares of the Funds, will receive all dividends and other distributions by them. All dividends and distributions are reinvested by the Separate Accounts in additional shares of the distributing Funds. Distributions to shareholders from net investment income and net realized capital gains are generally declared and paid annually on all Funds, except for the Government Cash Management Fund which declares dividends, if any, from the total of net investment income (plus or minus all realized short-term gains and losses on investments) daily and pays monthly. Dividends from net investment

198

income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for capital loss carryforwards, deferral of wash sale losses, late loss deferrals, post-October capital losses, net operating losses and foreign currency transactions.

E. Expense Allocation—Expenses directly charged or attributable to a Fund are paid from the assets of that Fund. General expenses of the Trust are allocated among and charged to the assets of each Fund on a fair and equitable basis, which may be based on the relative assets of each Fund or the nature of the services performed and relative applicability to each Fund.

F. Use of Estimates—The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

G. Other—Security transactions are generally accounted for on the first business day following the date the securities are purchased or sold, except for financial reporting purposes which is trade date. Investments in securities issued on a when-issued or delayed delivery basis are generally reflected in the assets of the Funds on the first business day following the date the securities are purchased and the Funds segregate assets for these transactions. Cost of securities is determined and gains and losses are based on the identified cost basis for securities for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date or for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Interest income and estimated expenses are accrued daily. Bond discounts and premiums are accreted or amortized using the interest method. Interest income on zero coupon bonds and step bonds is accrued daily at the effective interest rate. Withholding taxes on foreign dividends have been provided in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The Bank of New York Mellon serves as custodian for the Funds and may provide credits against custodian charges based on uninvested cash balances of the Funds. For the year ended December 31, 2017, the Funds received credits in the amount of $33,143. Certain of the Funds reduced expenses through brokerage service arrangements. For the year ended December 31, 2017, the Balanced Income, Equity Income, Growth & Income, Opportunity, Special Situations, Real Estate and Total Return Funds’ expenses were reduced by a total of $6,416 under these arrangements.

199

Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2017

2. Trust Shares —The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value. The Trust consists of the Funds listed on the cover page, each of which is a separate and distinct series of the Trust. Shares in the Funds are acquired through the purchase of variable annuity or variable life insurance contracts for which a Fund is an investment option.

3. Security Transactions—For the year ended December 31, 2017, purchases and sales of securities and long-term U.S. Government obligations (excluding U.S. Treasury bills, short-term securities and foreign currencies) were as follows:

			Long-Term U.S.
	Securities		Government Obligations
	Cost of	Proceeds	Cost of	Proceeds
Fund	Purchases	of Sales	Purchases	of Sales
Balanced Income	$5,148,141	$6,052,819	$425,317	$851,576
Covered Call Strategy	15,055,367	15,251,254	—	—
Equity Income	21,083,199	21,076,435	—	—
Fund For Income	69,213,006	67,140,942	—	—
Government	9,389,640	8,462,408	2,551,534	3,860,801
Growth & Income	83,143,799	111,134,266	—	—
International	41,430,524	49,856,929	—	—
Investment Grade	39,754,895	37,645,817	—	694,012
Limited Duration
High Quality Bond	5,821,687	6,233,110	384,005	362,542
Opportunity	25,435,063	17,936,701	—	—
Real Estate	3,024,989	3,479,194	—	—
Select Growth	31,252,129	30,816,941	—	—
Special Situations	89,120,036	105,713,373	—	—
Total Return	21,307,771	16,524,694	2,347,643	2,495,468

200

At December 31, 2017, aggregate cost and net unrealized appreciation (depreciation) of securities for federal income tax purposes were as follows:

				Net
		Gross	Gross	Unrealized
	Aggregate	Unrealized	Unrealized	Appreciation
Fund	Cost	Appreciation	Depreciation	(Depreciation )
Balanced Income	$ 6,457,649	$ 574,582	$ 99,967	$ 474,615
Covered Call Strategy	9,762,115	1,625,209	88,973	1,536,236
Equity Income	85,686,010	44,772,815	1,179,036	43,593,779
Fund For Income	100,612,167	2,959,937	919,424	2,040,513
Government	28,513,215	131,734	395,758	(264,024)
Growth & Income	296,929,129	239,526,870	6,987,710	232,539,160
International	108,411,782	51,653,108	1,183,717	50,469,391
Investment Grade	64,507,475	1,409,955	1,170,056	239,899
Limited Duration
High Quality Bond	7,208,094	6,517	154,835	(148,318)
Opportunity	54,522,062	16,506,641	1,230,472	15,276,169
Real Estate	6,688,018	476,245	283,472	192,773
Select Growth	50,726,772	18,568,741	147,976	18,420,765
Special Situations	196,500,985	64,716,588	4,855,658	59,860,930
Total Return	41,090,671	7,212,122	817,318	6,394,804

4. Advisory Fee and Other Transactions With Affiliates—Certain officers of the Trust are officers of the Trust’s investment adviser, FIMCO and its transfer agent, Foresters Investor Services, Inc. (“FIS”). Trustees of the Trust who are not officers or directors of FIMCO or its affiliates are remunerated by the Funds. For the year ended December 31, 2017, total trustee fees accrued by the Funds amounted to $82,823.

The Investment Advisory Agreement provides as compensation to FIMCO for each Fund, an annual fee, payable monthly, at the rate of .75% on the first $250 million of each Fund’s average daily net assets, .72% on the next $250 million, .69% on the next $250 million, .66% on the next $500 million, declining by .02% on each $500 million thereafter, down to .60% on average daily net assets over $2.25 billion. For the year ended December 31, 2017, FIMCO has voluntarily waived advisory fees in the amount of $11,037 on Balanced Income Fund, $43,425 on Government Fund, $97,916 on Investment Grade Fund and $11,434 on Limited Duration High Quality Bond Fund in order to limit the advisory fees on these Funds to .60% of their average daily net assets. During the year ended December 31, 2017, FIMCO has voluntarily waived advisory fees in the amount of $53,548 on Government Cash Management Fund in order to limit the advisory fees on the Fund to .60% of the Fund’s net assets. For the year ended December 31, 2017, total advisory fees accrued to FIMCO were $10,496,478 of which $217,360 was voluntarily waived by FIMCO as noted above.

201

Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2017

Ziegler Capital Management, LLC serves as investment subadviser to Covered Call Strategy Fund, Muzinich & Co., Inc. serves as investment subadviser to Fund For Income, Vontobel Asset Management, Inc. serves as investment subadviser to International Fund and Smith Asset Management Group, L.P. serves as investment subadviser to Select Growth Fund. The subadvisers are paid by FIMCO and not by the Funds.

5. Restricted Securities—Certain restricted securities are exempt from the registration requirements under Rule 144A of the Securities Act of 1933 and may only be sold to qualified institutional investors. Unless otherwise noted, 144A securities are deemed to be liquid. At December 31, 2017, the Balanced Income Fund held one 144A security with a value of $108,245 representing 1.5% of the Fund’s net assets, the Fund For Income held two hundred two 144A securities with an aggregate value of $52,271,519 representing 49.3% of the Fund’s net assets, the Government Fund held two 144A securities with an aggregate value of $1,241,538 representing 4.3% of the Fund’s net assets, the Investment Grade Fund held seventeen 144A securities with an aggregate value of $6,973,767 representing 10.5% of the Fund’s net assets, the Limited Duration High Quality Bond Fund held ten 144A securities with an aggregate value of $1,665,549 representing 23.1% of the Fund’s net assets and the Total Return Fund held nine 144A securities with an aggregate value of $1,514,088 representing 3.2% of the Fund’s net assets. Certain restricted securities are exempt from the registration requirements under Section 4(2) of the Securities Act of 1933 and may only be sold to qualified investors. Unless otherwise noted, these Section 4(2) securities are deemed to be liquid. At December 31, 2017, the Total Return Fund held one Section 4(2) security with a value of $499,209 representing 1.0% of the Fund’s net assets. These securities are valued as set forth in Note 1A.

6. Derivatives —Some of the Funds may invest in various derivatives. A derivative is a financial instrument which has a value that is based on – or “derived from” – the values of other assets, reference rates, or indices. The Funds may invest in derivatives for hedging purposes.

Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indices. Derivatives include futures contracts and options on futures contracts, forward-commitment transactions, options on securities, caps, floors, collars, swap contracts, and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap contracts, are privately negotiated and entered into in the over-the-counter market (“OTC”). The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments.

202

The use of a derivative involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a “counterparty”) or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if FIMCO, or a Fund’s subadviser, as applicable, does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is relatively illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Derivatives may be subject to pricing or “basis” risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

Because many derivatives have leverage or borrowing components, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Funds’ interest. The Funds bear the risk that FIMCO will incorrectly forecast future market trends or the values of assets, reference rates, indices, or other financial or economic factors in establishing derivative positions for the Funds. If FIMCO attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the Funds will be exposed to the risk that the derivative will have or will develop an imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Funds. While hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund.

203

Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2017

The following provides more information on specific types of derivatives and activity in the Funds. The use of derivative instruments by certain of the Funds for the year ended December 31, 2017 was related to the use of written options, as discussed further below.

Options Contracts —Some of the Funds may write covered call options on securities, derivative instruments, or currencies the Fund owns or in which it may invest. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. The risk exists that a Fund may not be able to enter into a closing transaction because of an illiquid market. A premium paid by a Fund is included in its Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

204

The premium amount and the number of option contracts written by the Funds during the year ended December 31, 2017, were as follows:

	Covered Call Strategy		Equity Income
	Number of	Premium	Number of	Premium
	Contracts	Amount	Contracts	Amount
Options outstanding at
December 31, 2016	(1,399)	$(209,302)	—	$—
Call options written	(16,584)	(1,755,241)	(1,092)	(88,815)
Options exercised	140	31,596	612	52,175
Option purchased
to cover	12,757	1,508,779	—	—
Option expirations	3,498	271,793	480	36,640
Options outstanding at
December 31, 2017	(1,588)	$(152,375)	—	$—

Derivative Investment Holdings Categorized by Risk Exposure —The following table sets forth the fair value and the location in the Statement of Assets and Liabilities of the Funds’ derivative contracts by primary risk exposure as of December 31, 2017:

	Asset derivatives		Liability derivatives
	Statement of Assets and		Statement of Assets and
Risk exposure category	Liabilities location	Value	Liabilities location	Value
Equity Contracts:
Covered Call Strategy	N/A	N/A	Written options, at value	$154,684
Equity Income	N/A	N/A	Written options, at value	$—

The following table sets forth the Funds’ realized gain (loss), as reflected in the Statement of Operations, by primary risk exposure and by type of derivative contract for the year ended December 31, 2017:

Risk exposure category	Written options
Equity contracts:
Covered Call Strategy	$(300,393)
Equity Income	$ 36,641

205

Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2017

The following table sets forth the Funds’ change in unrealized appreciation/(depreciation) by primary risk exposure and by type of derivative contract for the year ended December 31, 2017:

Risk exposure category	Covered Call Strategy	Equity Income
Option contracts	$(29,314)	$—

Interest Rate Futures Contracts—The Funds may enter into interest rate futures contracts on U.S. Treasury obligations and options thereon that are traded on a U.S. exchange. An interest rate futures contract provides for the future sale by one party and the purchase by another party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place. Such investments may be used for, among other purposes, the purpose of hedging against changes in the value of a Fund’s portfolio securities due to anticipated changes in interest rates and market conditions. A public market exists for interest rate futures contracts covering a number of debt securities, including long-term U.S. Treasury Bonds, 10-year U.S. Treasury Notes and three-month U.S. Treasury Bills. No price is paid upon entering into futures contracts. Instead, upon entering into a futures contract, a Fund is required to deposit with its custodian in a segregated account in the name of the futures broker through which the transaction is effected an amount of cash or U.S. Government securities generally equal to 3%-5% or less of the contract value. This amount is known as “initial margin.”

An option on an interest rate futures contract generally gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The Funds may purchase put and call options on interest rate futures contracts on U.S. Treasury obligations which are traded on a U.S. exchange as a hedge against changes in interest rates, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee such closing transactions can be effected. When writing a call or put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Initial margin on futures contracts is in the nature of a performance bond or good-faith deposit that is returned to a Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment. Subsequent payments, called “variation margin,” to and from the broker, are made on a daily basis as the value of the futures position varies, a process known as “marking to market.” Variation margin does not involve borrowing to finance the futures transactions, but rather represents a daily settlement of a Fund’s obligation to or from

206

a clearing organization. A Fund is also obligated to make initial and variation margin payments when it writes options on futures contracts.

To the extent that a Fund participates in the futures or options markets, it will incur investment risks and transaction costs to which it would not be subject absent the use of these strategies. The use of these strategies involves certain special risks, including: (1) dependence on the ability of the Funds’ investment adviser, FIMCO, or a Fund’s subadviser, as applicable, to predict correctly movements in the direction of interest rates and securities prices; (2) imperfect correlation between the price of futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the leverage (if any) that is created by investing in the option or futures contract; and (5) the possible absence of a liquid secondary market for any particular instrument at any time. If FIMCO’s, or a Fund’s subadviser’s, if applicable, prediction of movements in the direction of the securities and interest rate markets is inaccurate, the adverse consequences to that Fund may leave it in a worse position than if such strategies were not used. Derivatives may be difficult to sell, unwind or value.

The amount of realized gains and losses on interest rate futures contracts recognized by the Funds in the accompanying Statement of Operations for the year ended December 31, 2017 are summarized in the following table:

Statement of Operations Location
Unrealized depreciation
Interest Rate Futures	in value of investments
Balanced Income	$(909)

The following table summarizes the value of the Funds’ interest rate futures contracts held as of December 31, 2017, and the related location in the accompanying Statement of Operations.

Statement of Operations Location
Interest Rate Futures Contracts	Realized Loss
Balanced Income	$(18,782)
Government	$(673)

7. High Yield Credit Risk —The investments of Fund For Income and Investment Grade Fund in high yield securities, whether rated or unrated, may be considered speculative and subject to greater market fluctuations and risks of loss of income and principal than lower-yielding, higher-rated, fixed-income securities. The risk of loss due to default by the issuer may be significantly greater for the holders of

207

Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2017

high-yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

8. Tax Components of Capital and Distributions to Shareholders —The tax character of distributions declared for the years ended December 31, 2017 and 2016 were as follows:

		Distributions			Distributions
		Declared in 2017			Declared in 2016
	Ordinary	Long-Term		Ordinary	Long-Term
Fund	Income	Capital Gain	Total	Income	Capital Gain	Total
Balanced Income	$157,153	$43,086	$200,239	$—	$—	$—
Covered Call Strategy	44,670	—	44,670	—	—	—
Equity Income	2,522,507	2,515,902	5,038,409	2,153,046	3,734,490	5,887,536
Fund For Income	5,236,876	—	5,236,876	5,391,490	—	5,391,490
Government	565,317	—	565,317	637,207	—	637,207
Government Cash
Management	22,842	—	22,842	—	—	—
Growth & Income	9,371,665	17,003,935	26,375,600	6,459,887	21,983,908	28,443,795
International	1,560,148	—	1,560,148	1,623,198	—	1,623,198
Investment Grade	2,510,135	—	2,510,135	2,594,609	—	2,594,609
Limited Duration
High Quality Bond	144,072	—	144,072	58,111	—	58,111
Opportunity	372,100	—	372,100	185,108	—	185,108
Real Estate	211,444	74,909	286,353	54,199	17,458	71,657
Select Growth	301,564	5,700,381	6,001,945	302,470	3,354,825	3,657,295
Special Situations	2,139,310	2,798,458	4,937,768	1,100,614	13,593,030	14,693,644
Total Return	682,830	—	682,830	540,341	—	540,341

208

As of December 31, 2017, the components of distributable earnings (deficit) on a tax basis were as follows:

						Total
	Undistributed	Accumulated	Capital	Unrealized		Distributable
	Ordinary	Capital	Loss	Appreciation		Earnings
Fund	Income	Gains	Carryover	(Depreciation	)	(Deficit )
Balanced Income	$183,842	$171,969	$—	$474,615		$830,426
Covered Call Strategy	132,945	—	(226,388)	1,533,927	†	1,440,484
Equity Income	3,060,487	3,072,087	—	43,593,780		49,726,354
Fund For Income	5,406,594	—	(5,259,305)	2,040,514		2,187,803
Government	550,070	—	(1,272,072)	(264,024)		(986,026)
Growth & Income	10,798,413	19,489,318	—	232,539,159		262,826,890
International	1,252,901	7,199,789	—	50,471,755	††	58,924,445
Investment Grade	2,464,909	—	(498,995)	239,900		2,205,814
Limited Duration
High Quality Bond	181,149	—	(144,233)	(148,318)		(111,402)
Opportunity	360,670	903,402	—	15,276,169		16,540,241
Real Estate	127,605	—	(66,970)	192,773		253,408
Select Growth	243,759	5,019,818	—	18,420,765		23,684,342
Special Situations	3,788,061	29,766,434	—	59,860,930		93,415,425
Total Return	776,311	232,987	—	6,394,804		7,404,102

†	Includes options appreciation for Covered Call Strategy Fund in the amount of $2,309.
††	Includes currency depreciation for International Fund in the amount of $2,363.

For the year ended December 31, 2017, the following reclassifications were made to reflect permanent differences between book and tax reporting which are primarily due to the differences between book and tax treatment of investments in real estate investment trusts, bond premium amortization, foreign currency transactions, paydowns on securities and expiration of capital loss carryovers.

		Undistributed	Accumulated
	Capital	Ordinary	Capital
Fund	Paid In	Income (Loss )	Gains (Losses )
Balanced Income	$3,035	$22,246	$(25,281)
Equity Income	—	54,381	(54,381)
Fund For Income	(15,502,053)	634,505	14,867,548
Government	—	91,451	(91,451)
Growth & Income	67	(34)	(33)
International	—	(66,990)	66,990
Investment Grade	(1,145,101)	685,695	459,406
Limited Duration
High Quality Bond	—	110,089	(110,089)
Select Growth	20	(10)	(10)
Special Situations	17	84,563	(84,580)
Total Return	—	183,805	(183,805)

209

Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2017

9. Litigation—The Blue Chip and Equity Income Funds have been named, and have received notice that they may be putative members of the proposed defendant class of shareholders, in a lawsuit filed in the United States Bankruptcy Court for the District of Delaware on November 1, 2010, by the Official Committee of Unsecured Creditors of Tribune Company (the “Committee”). The Committee is seeking to recover all payments made to beneficial owners of common stock in connection with a leveraged buyout of the Tribune Company (“LBO”), including payments made in connection with a 2007 tender offer into which the Blue Chip and Equity Income Funds tendered their shares of common stock of the Tribune Company. On December 9, 2011, the Blue Chip Fund was reorganized into the Growth & Income Fund pursuant to a Plan of Reorganization and Termination, whereby all of the assets of the Blue Chip Fund were transferred to the Growth & Income Fund, the Growth & Income Fund assumed all of the liabilities of the Blue Chip Fund, including any contingent liabilities with respect to pending or threatened litigation or actions, and shareholders of Blue Chip Fund became shareholders of Growth & Income Fund. The adversary proceeding brought by the Committee has been transferred to the Southern District of New York and administratively consolidated with other similar suits as discussed below. In addition, on June 2, 2011, the Blue Chip and Equity Income Funds were named as defendants in a lawsuit brought in connection with the Tribune Company’s LBO by Deutsche Bank Trust Company Americas, in its capacity as successor indenture trustee for a certain series of Senior Notes, Law Debenture Trust Company of New York, in its capacity as successor indenture trustee for a certain series of Senior Notes, and Wilmington Trust Company, in its capacity as successor indenture trustee for the PHONES Notes (together, the “Bondholder Plaintiffs”) in the Supreme Court of the State of New York. The Blue Chip and Equity Income Funds have also been named in a similar suit filed on behalf of participants in Tribune defined-compensation plans (the “Retiree Plaintiffs”). As with the Bondholder Plaintiffs and the Committee, the Retiree Plaintiffs seek to recover payments of the proceeds of the LBO. (All of these suits have been removed to the United States District Court for the Southern District of New York and administratively consolidated with other substantially similar suits against other former Tribune shareholders (the “MDL Proceeding”)). On September 23, 2013, the Judge in the MDL Proceeding dismissed various state law constructive fraudulent transfer suits, resulting in the Funds being dismissed from the Bondholder and Retiree Plaintiffs’ actions. On March 24, 2016, the Second Circuit Court of Appeals affirmed the MDL Judge’s dismissal of the various state law constructive fraudulent transfer suits. In September 2016, the Bondholder and Plaintiffs petitioned the U.S. Supreme Court to review the Second Circuit’s decision. The Supreme Court has not yet ruled on

210

that request. On January 9, 2017, the Tribune MDL judge granted the defendants’ motion to dismiss the Committee lawsuit alleging a single claim for intentional fraudulent transfer. An appeal of that decision to the Second Circuit is expected, but has not yet been made. The extent of the Funds’ potential liability in any such actions has not been determined. The Funds have been advised by counsel that the Funds could be held liable to return all or part of the proceeds received in any of these actions, as well as interest and court costs, even though the Funds had no knowledge of, or participation in, any misconduct. The Equity Income Fund received proceeds of $376,754 in connection with the LBO, representing .29% of its net assets as of December 31, 2017. The Blue Chip Fund received proceeds of $288,456 in connection with the LBO, representing .05% of the net assets of Growth & Income Fund as of December 31, 2017. The Equity Income and Growth & Income Funds cannot predict the outcomes of these proceedings, and thus have not accrued any of the amounts sought in the various actions in the accompanying financial statements.

10. Subsequent Events—Subsequent events occurring after December 31, 2017 have been evaluated for potential impact to this report through the date the financial statements were issued. There were no subsequent events to report that would have a material impact on the Funds’ financial statements.

11. Name Change—Effective January 31, 2018, the First Investors Limited Duration High Quality Bond Fund changed to First Investors Limited Duration Bond Fund. No changes were made to its objectives, principal investment strategies or risks as described in the prospectus and applicable summary prospectuses. The purpose of the name change is to reflect its investment objectives.

211

Financial Highlights
FIRST INVESTORS LIFE SERIES FUNDS

The following table sets forth the per share operating performance data for a trust share outstanding, total return, ratios to average net assets and other supplemental data for each fiscal year ended
December 31 except as otherwise indicated.

	PER SHARE DATA									RATIOS / SUPPLEMENTAL DATA
						Less Distributions												Ratio to Average Net
		Investment Operations				from								Ratio to Average				Assets Before Expenses
	Net Asset			Net Realized					Net Asset					Net Assets**				Waived or Assumed
	Value,	Net		and Unrealized	Total from	Net	Net		Value,			Net Assets		Expenses		Net				Net		Portfolio
	Beginning	Investment		Gain (Loss) on	Investment	Investment	Realized	Total	End	Total		End of Period		Before Fee		Investment				Investment		Turnover
	of Period	Income		Investments	Operations	Income	Gains	Distributions	of Period	Return	*	(in millions	)	Credits	***	Income (Loss	)	Expenses	***	Income (Loss	)	Rate

BALANCED INCOME FUND
2015(f)	$10.00	$ —	(a)	$ (.17)	$ (.17)	$ —	$ —	$ —	$ 9.83	(1.70	)%††	$ 5		3.10	%†	(.70	)%†	3.25	%†	(.85	)%†	26%††
2016	9.83	.13	(a)	.53	.66	—	—	—	10.49	6.71		9		1.51		1.31		1.66		1.16		101
2017	10.49	.22	(a)	.77	.99	.12	.12	.24	11.24	9.57		7		1.00		2.05		1.15		1.90		79

COVERED CALL STRATEGY FUND
2016(d)	$10.00	$.07	(a)	$ .46	$ .53	$ —	—	$ —	$10.53	5.30	%††	$ 10		1.73	%†	.97	%†	N/A		N/A		96%††
2017	10.53	.14	(a)	1.02	1.16	.04	—	.04	11.65	11.07		11		1.06		1.26		N/A		N/A		143

EQUITY INCOME FUND
2013	$16.36	$.36		$4.55	$4.91	$.38	$ —	$ .38	$20.89	30.53%		$ 99.82%				1.97%		N/A		N/A		31%
2014	20.89	.35		1.28	1.63	.36	.87	1.23	21.29	8.26		110.81				1.76		N/A		N/A		25
2015	21.29	.40	(a)	(.58)	(.18)	.35	.75	1.10	20.01	(1.03)		107.81				1.97		N/A		N/A		24
2016	20.01	.42	(a)	2.03	2.45	.40	.70	1.10	21.36	13.28		117.81				2.09		N/A		N/A		20
2017	21.36	.40	(a)	2.81	3.21	.42	.51	.93	23.64	15.52		130.80				1.81		N/A		N/A		18

FUND FOR INCOME
2013	$ 6.81	$.36		$ .09	$ .45	$.42	—	$ .42	$ 6.84	6.88%		$ 95.88%				5.37%		N/A		N/A		56%
2014	6.84	.34		(.28)	.06	.37	—	.37	6.53	.79		99.85				4.88		N/A		N/A		41
2015	6.53	.30	(a)	(.40)	(.10)	.36	—	.36	6.07	(1.85)		95.86				4.86		N/A		N/A		45
2016	6.07	.30	(a)	.34	.64	.35	—	.35	6.36	11.12		101.89				4.85		N/A		N/A		56
2017	6.36	.30	(a)	.12	.42	.33	—	.33	6.45	6.82		106.89				4.70		N/A		N/A		66

GOVERNMENT FUND
2013	$10.42	$.18		$ (.43)	$ (.25)	$.27	—	$ .27	$ 9.90	(2.47)%		$ 30.76%				1.76%		.91%		1.61%		118%
2014	9.90	.18		.13	.31	.26	—	.26	9.95	3.14		31.74				1.82		.89		1.67		103
2015	9.95	.16	(a)	(.15)	.01	.23	—	.23	9.73	.04		30.75				1.62		.90		1.47		87
2016	9.73	.14	(a)	(.09)	.05	.21	—	.21	9.57	.48		29.75				1.38		.90		1.23		95
2017	9.57	.15	(a)	(.01)	.14	.18	—	.18	9.53	1.53		28.75				1.58		.90		1.43		42

212	213

Financial Highlights (continued)
FIRST INVESTORS LIFE SERIES FUNDS

	PER SHARE DATA											RATIOS / SUPPLEMENTAL DATA
						Less Distributions													Ratio to Average Net
		Investment Operations				from										Ratio to Average			Assets Before Expenses
																Net Assets**			Waived or Assumed
	Net Asset	Net		Net Realized							Net Asset										Net
	Value,	Investment		and Unrealized	Total from	Net		Net			Value,			Net Assets		Expenses		Net			Investment	Portfolio
	Beginning	Income		Gain (Loss) on	Investment	Investment		Realized	Total		End	Total		End of Period		Before Fee		Investment			Income	Turnover
	of Period	(Loss	)	Investments	Operations	Income		Gains	Distributions		of Period	Return	*	(in millions	)	Credits	***	Income (Loss )	Expenses	***	(Loss )	Rate

GOVERNMENT CASH MANAGEMENT FUND(e)
2013	$ 1.00	$ —		—	—	$ —		—	$ —		$ 1.00	.00%		$ 11.10			%(b)	.00%	.99%		(.89)%	N/A
2014	1.00	—		—	—	—		—	—		1.00	.00		10.08			(b)	.00	.99		(.91)	N/A
2015	1.00	—	(a)	—	—	—		—	—		1.00	.00		14.13			(b)	.00	1.09		(.96)	N/A
2016	1.00	—	(a)	—	—	—		—	—		1.00	.00		10.38			(b)	.00	1.15		(.78)	N/A
2017	1.00	—	(a)	—	—	.00	(c)	—	.00	(c)	1.00	.26		9.60			(b)	.25	1.19		(.34)	N/A

GROWTH & INCOME FUND
2013	$33.08	$ .53		$11.89	$12.42	$.61		$ —	$ .61		$44.89	38.06%		$474.79%				1.34%	N/A		N/A	23%
2014	44.89	.54		2.82	3.36	.53		.29	.82		47.43	7.65		493.78				1.18	N/A		N/A	21
2015	47.43	.60	(a)	(1.87)	(1.27)	.55		2.50	3.05		43.11	(3.12)		457.78				1.33	N/A		N/A	23
2016	43.11	.69	(a)	3.08	3.77	.61		2.09	2.70		44.18	9.88		475.79				1.67	N/A		N/A	21
2017	44.18	.66	(a)	7.09	7.75	.71		1.77	2.48		49.45	18.28		532.78				1.45	N/A		N/A	17

INTERNATIONAL FUND
2013	$19.57	$ .24		$ 1.08	$ 1.32	$.27		—	$ .27		$20.62	6.77%		$128.92%				1.21%	N/A		N/A	35%
2014	20.62	.23		.26	.49	.23		—	.23		20.88	2.39		131.92				1.10	N/A		N/A	28
2015	20.88	.26	(a)	.47	.73	.23		—	.23		21.38	3.49		134.87				1.22	N/A		N/A	27
2016	21.38	.27	(a)	(1.17)	(.90)	.26		—	.26		20.22	(4.20)		124.87				1.28	N/A		N/A	37
2017	20.22	.22	(a)	6.38	6.60	.25		—	.25		26.57	32.96		160.84				.90	N/A		N/A	29

INVESTMENT GRADE FUND
2013	$11.57	$ .42		$ (.51)	$ (.09)	$.45		—	$ .45		$11.03	(.80)%		$ 59.70%				3.49%	.85%		3.34%	39%
2014	11.03	.42		.21	.63	.46		—	.46		11.20	5.86		63.69				2.78	.84		2.63	45
2015	11.20	.34	(a)	(.37)	(.03)	.47		—	.47		10.70	(.35)		62.68				3.12	.83		2.97	37
2016	10.70	.33	(a)	.15	.48	.45		—	.45		10.73	4.65		64.68				3.02	.83		2.87	40
2017	10.73	.31	(a)	.18	.49	.42		—	.42		10.80	4.72		66.68				2.93	.83		2.78	60

LIMITED DURATION HIGH QUALITY BOND FUND
2014(h)	$10.00	$(.13)		$ (.13)	$ (.26)	$ —		—	$ —		$ 9.74	(2.60	)%††	$ 3		5.82	%†	(4.25)%†	5.97	%†	(4.40)%†	11%††
2015	9.74	.01	(a)	(.06)	(.05)	—		—	—		9.69	(.51)		6		1.44		.11	1.59		(.04)	94
2016	9.69	(.03	)(a)	.09	.06	.09		—	.09		9.66	.64		8		1.06		(.34)	1.21		(.49)	78
2017	9.66	.10	(a)	.02	.12	.17		—	.17		9.61	1.26		7		1.01		1.09	1.16		.94	82

214	215

Financial Highlights (continued)
FIRST INVESTORS LIFE SERIES FUNDS

	PER SHARE DATA									RATIOS / SUPPLEMENTAL DATA
						Less Distributions										Ratio to Average Net
		Investment Operations				from							Ratio to Average			Assets Before Expenses
													Net Assets**			Waived or Assumed
	Net Asset	Net		Net Realized					Net Asset
	Value,	Investment		and Unrealized	Total from	Net	Net		Value,		Net Assets		Expenses		Net			Net	Portfolio
	Beginning	Income		Gain (Loss) on	Investment	Investment	Realized	Total	End	Total	End of Period		Before Fee		Investment			Investment	Turnover
	of Period	(Loss	)	Investments	Operations	Income	Gains	Distributions	of Period	Return *	(in millions	)	Credits	***	Income (Loss )	Expenses	***	Income	Rate

OPPORTUNITY FUND
2013	$10.06	$(.04)		$4.06	$4.02	$ —	$ —	$ —	$14.08	39.96%	$ 14		2.28%		(.79)%	N/A		N/A	32%
2014	14.08	.03		.78	.81	—	.01	.01	14.88	5.73	27		1.01		.31	N/A		N/A	31
2015	14.88	.08	(a)	(.20)	(.12)	.03	—	.03	14.73	(.81)	40.89				.53	N/A		N/A	45
2016	14.73	.12	(a)	1.09	1.21	.07	—	.07	15.87	8.26	53.87				.83	N/A		N/A	31
2017	15.87	.10	(a)	2.90	3.00	.11	—	.11	18.76	19.00	70.84				.59	N/A		N/A	30

REAL ESTATE FUND
2015(g)	$10.00	$ .09	(a)	$ .06	$ .15	$ —	$ —	$ —	$10.15	1.50%††	$ 5		2.27	%†	1.40%†	N/A		N/A	17%††
2016	10.15	.18	(a)	.48	.66	.07	.06	.13	10.68	6.57	8		1.34		1.72	N/A		N/A	39
2017	10.68	.33	(a)	(.19)	.14	.15	.23	.38	10.44	1.27	7		1.11		3.18	N/A		N/A	43

SELECT GROWTH FUND
2013	$ 9.58	$ .04		$3.12	$3.16	$.05	$ —	$ .05	$12.69	33.15%	$ 35.85%				.43%	N/A		N/A	64%
2014	12.69	.05		1.66	1.71	.05	.01	.06	14.34	13.53	44.83				.43	N/A		N/A	37
2015	14.34	.09	(a)	.38	.47	.05	.78	.83	13.98	3.21	48.83				.65	N/A		N/A	43
2016	13.98	.08	(a)	.36	.44	.09	.96	1.05	13.37	4.04	52.83				.61	N/A		N/A	64
2017	13.37	.06	(a)	3.97	4.03	.08	1.45	1.53	15.87	32.80	70.81				.40	N/A		N/A	52

SPECIAL SITUATIONS FUND
2013	$31.57	$ .19		$9.11	$9.30	$.34	$1.56	$1.90	$38.97	30.88%	$201.82%				.53%	N/A		N/A	108%
2014	38.97	.22		1.82	2.04	.18	6.61	6.79	34.22	6.30	209.80				.66	N/A		N/A	41
2015	34.22	.18	(a)	(.27)	(.09)	.22	1.51	1.73	32.40	(.52)	202.80				.52	N/A		N/A	46
2016	32.40	.33	(a)	4.28	4.61	.18	2.19	2.37	34.64	16.10	224.81				1.06	N/A		N/A	31
2017	34.64	.15	(a)	6.06	6.21	.33	.44	.77	40.08	18.26	256.80				.40	N/A		N/A	38

216	217

Financial Highlights (continued)
FIRST INVESTORS LIFE SERIES FUNDS

	PER SHARE DATA									RATIOS / SUPPLEMENTAL DATA
						Less Distributions										Ratio to Average Net
		Investment Operations				from							Ratio to Average			Assets Before Expenses
													Net Assets**			Waived or Assumed
	Net Asset			Net Realized					Net Asset
	Value,	Net		and Unrealized	Total from	Net	Net		Value,		Net Assets		Expenses		Net			Net	Portfolio
	Beginning	Investment		Gain (Loss) on	Investment	Investment	Realized	Total	End	Total	End of Year		Before Fee		Investment			Investment	Turnover
	of Year	Income		Investments	Operations	Income	Gains	Distributions	of Year	Return *	(in millions	)	Credits	***	Income	Expenses	***	Income	Rate

TOTAL RETURN FUND
2013	$ 9.93	$ —		$1.69	$1.69	$ —	—	$ —	$11.62	17.02%	$13		1.93%		.16%	N/A		N/A	14%
2014	11.62	.09		.60	.69	.01	—	.01	12.30	5.97	29.96				.96	N/A		N/A	53
2015	12.30	.15	(a)	(.34)	(.19)	.13	—	.13	11.98	(1.61)	37.89				1.20	N/A		N/A	39
2016	11.98	.18	(a)	.59	.77	.17	—	.17	12.58	6.62	40.89				1.45	N/A		N/A	67
2017	12.58	.18	(a)	1.28	1.46	.21	—	.21	13.83	11.75	48.86				1.39	N/A		N/A	48

*	The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.
**	Net of expenses waived or assumed by the investment adviser (Note 4).
***	The ratios do not include a reduction of expenses from cash balances maintained with the Bank of
New York Mellon or from brokerage service arrangements (Note 1G).
†	Annualized
††	Not annualized
(a)	Based on average shares during the period.
(b)	For each of the periods shown, FIMCO voluntarily waived advisory fees to limit the Fund’s overall expense ratio to .60% and waived additional advisory fees and assumed other expenses to prevent a negative yield on the Funds’ shares (Note 4).
(c)	Due to rounding, amount is less that .005 per share.
(d)	For the period May 2, 2016 (commencement of operations) to December 31, 2016.
(e)	Prior to October 3, 2016, known as Cash Management Fund.
(f)	For the period November 2, 2015 (commencement of operations) to December 31, 2015.
(g)	For the period May 1, 2015 (commencement of operations) to December 31, 2015.
(h)	For the period July 1, 2014 (commencement of operations) to December 31, 2014.

See notes to financial statements
218		219

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
of First Investors Life Series Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Balanced Income Fund, Covered Call Strategy Fund, Equity Income Fund, Fund For Income, Government Fund, Government Cash Management Fund, Growth & Income Fund, International Fund, Investment Grade Fund, Limited Duration High Quality Bond Fund, Opportunity Fund, Real Estate Fund, Select Growth Fund, Special Situations Fund and Total Return Fund (the “Funds”), each a series of the First Investors Life Series Funds, including the schedule of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the periods indicated thereon, and financial highlights for each of the periods indicated thereon, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the periods indicated thereon, and their financial highlights for each of the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the First Investors Family of Funds since 1978.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

220

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Tait, Weller & Baker LLP

Philadelphia, Pennsylvania
February 21, 2018

221

FIRST INVESTORS LIFE SERIES FUNDS
Trustees and Officers*

		Length of
		Time Served	Number of	Other
	Position	(including with	Portfolios in	Trusteeships/
Name, Year of Birth	Held with	Predecessor	Fund Complex	Directorships
and Address	Funds	Funds)	Overseen	Held

DISINTERESTED TRUSTEES

Susan E. Artmann (1954)	Trustee	Since 11/1/12	50	None
c/o First Investors Funds,
Legal Department
40 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
Retired. Executive Vice President and Chief Financial Officer of HSBC Insurance North America (2012-2013);
Executive Vice President and President (2008-2011) of HSBC Taxpayer Financial Services.

Mary J. Barneby (1952)	Trustee	Since 11/1/12	50	None
c/o First Investors Funds,
Legal Department
40 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
Chief Executive Officer, Girl Scouts of Connecticut (since October 2012); Executive Director of UBS Financial
Services, Inc. and Head of Stamford Private Wealth Office (2002-2012).

Charles R. Barton, III (1965)	Trustee	Since 1/1/06	50	None
c/o First Investors Funds,
Legal Department
40 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
Chief Operating Officer (since 2007), Board Director (since 1989, currently Ex-Officio) and Trustee (since 1994)
of The Barton Group/Barton Mines Corporation (mining and industrial abrasives distribution); President of Noe
Pierson Corporation (land holding and management services provider) (since 2004).

222

Length of
		Time Served	Number of	Other
	Position(s)	(including with	Portfolios in	Trusteeships/
Name, Year of Birth	Held with	Predecessor	Fund Complex	Directorships
and Address	Funds	Funds)	Overseen	Held

DISINTERESTED TRUSTEES (continued)

Arthur M. Scutro, Jr. (1941)	Trustee and	Trustee since	50	None
c/o First Investors Funds,	Chairman	1/1/06 and
Legal Department		Chairman
40 Wall Street		since 1/1/13
New York, NY 10005

Principal Occupation During Past 5 Years:
None/Retired

Mark R. Ward (1952)	Trustee	Since 1/1/10	50	None
c/o First Investors Funds,
Legal Department
40 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
Self-employed, consultant (since 2008)

223

FIRST INVESTORS LIFE SERIES FUNDS
Trustees and Officers* (continued)

Length of
		Time Served	Number of	Other
	Position	(including with	Portfolios in	Trusteeships/
Name, Year of Birth	Held with	Predecessor	Fund Complex	Directorships
and Address	Funds	Funds)	Overseen	Held

OFFICERS WHO ARE NOT TRUSTEES

Clark D. Wagner (1959)	President**	May 2017	N/A	None
c/o First Investors Funds,
Legal Department
40 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
President, Foresters Investment Management Company, Inc. (since May 2016); Chief Investment Officer, Foresters
Financial (since February 2016); Portfolio Manager of certain First Investors Funds and FIMCO (since 1991);
Director of Fixed Income, FIMCO (2001-2016).

Joseph I. Benedek (1957)	Treasurer	Since 1988	N/A	None
c/o Foresters Investment
Management Company, Inc.
Raritan Plaza I
Edison, NJ 08837

Principal Occupation During Past 5 Years:
Treasurer of Foresters Investment Management Company, Inc.

Mary Carty (1950)	Secretary	Since 2010	N/A	None
c/o First Investors Funds,
Legal Department
40 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
Chief Legal and Regulatory Officer of Foresters Investment Management Company, Inc. and various affiliated companies since May 2017; General Counsel of Foresters Investment Management Company, Inc. and various affiliated companies, December 2012 to May 2017.

Marc S. Milgram (1957)	Chief	Since 2010	N/A	None
c/o First Investors Funds,	Compliance
Legal Department	Officer
40 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
Chief Compliance Officer of Foresters Investment Management Company, Inc. and of the First Investors Funds
(since 2010).

*	Each Trustee serves for an indefinite term with the Funds, until his/her successor is elected.
**	Effective February 22, 2018, Mr. E. Blake Moore Jr. became President of the Funds and Foresters
Investment Management Company, Inc.

224

FIRST INVESTORS LIFE SERIES FUNDS

Shareholder Information

Investment Adviser	Custodian
Foresters Investment Management	The Bank of New York Mellon
Company, Inc.	225 Liberty Street
40 Wall Street	New York, NY 10286
New York, NY 10005

Subadviser	Transfer Agent
(Covered Call Strategy Fund)	Foresters Investor Services, Inc.
Ziegler Capital Management, LLC	Raritan Plaza I – 8th Floor
70 W. Madison Street	Edison, NJ 08837-3620
Chicago, IL 60602

Subadviser	Independent Registered
(Fund For Income)	Public Accounting Firm
Muzinich & Co., Inc.	Tait, Weller & Baker LLP
450 Park Avenue	1818 Market Street
New York, NY 10022	Philadelphia, PA 19103

Subadviser	Legal Counsel
(International Fund)	K&L Gates LLP
Vontobel Asset Management, Inc.	1601 K Street, N.W.
1540 Broadway	Washington, D.C. 20006
New York, NY 10036

Subadviser
(Select Growth Fund)
Smith Asset Management Group, L.P.
100 Crescent Court
Dallas, TX 75201

225

A description of the policies and procedures that the Funds use to vote proxies relating to a portfolio’s securities is available, without charge, upon request by calling toll free 1-800-423-4026 or can be viewed online or downloaded from the EDGAR database on the U.S. Securities and Exchange Commission’s (“SEC”) internet website at http://www.sec.gov. In addition, information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available, without charge, upon request in writing or by calling 1-800-423-4026 and on the SEC’s internet website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov; and may also be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The schedule of portfolio holdings is available, without charge, upon request in writing or by calling 1-800-423-4026.

226

NOTES

227

NOTES

228

NOTES

229

NOTES

230

NOTES

231

Foresters Financial

Foresters Financial
40 Wall Street
New York, NY 10005

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LIFEAR

Item 2. Code of Ethics

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. On June 1, 2017, revisions were made to the code of ethics to reflect the appointment of a new President of the First Investors Funds.

For the year ended December 31, 2017, there were no waivers granted from a provision of the code of ethics.

A copy of the Registrant's code of ethics is filed under Item 12(a)(1).

Item 3. Audit Committee Financial Expert

The Registrant's Board has determined that it had at least one "audit committee financial expert" serving on its audit committee. Arthur M. Scutro, Jr. and Mark R. Ward were the "audit committee financial experts" during all or part of the period and were considered to be "independent" as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

	Fiscal Year Ended
	December 31,
	-----------------
	2017	2016
	----	----
(a) Audit Fees	$164,900	$158,800

(b) Audit-Related Fees	$0	$0

(c) Tax Fees	$55,500	$54,000

Nature of services: tax returns preparation and tax compliance

(d) All Other Fees	$0	$0

(e)(1) Audit committee's pre-approval policies

The Charter of the Audit Committee requires the Audit Committee (a) to pre-approve, and to recommend to the full Board, the selection, retention or termination of the independent auditors to provide audit, review or attest services to the First Investors Funds (“Funds”) and, in connection therewith, evaluate the independence of the auditors and to obtain the auditors’ specific representations as to their independence; (b) to pre-approve all non-audit services to be provided to the Funds by the independent auditor; and (c) to pre-approve all non-audit services to be provided by the Funds’ independent auditor to the Funds’ investment adviser or to any entity that controls, is controlled by or is under common control with the Funds’ investment adviser and that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds. The Audit Committee has not adopted pre-approval policies or procedures to permit the services in (b) and (c) above to be pre-approved by other means.

(e)(2) None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Registrant and Related Entities disclosed above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit review or attest services, if certain conditions are satisfied).

(f) Not Applicable

(g) Aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant and the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the two fiscal years ended December 31, 2017 and 2016 were $183,750 and $177,650, respectively.

(h) Not Applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments

(a) Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies & Procedures for Closed-End Management Investment Companies

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedure by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11. Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics - Filed herewith

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 - Filed herewith

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 - Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

First Investors Life Series Funds

By	/s/	Clark D. Wagner
Clark D. Wagner
President and Principal Executive Officer

Date:	February 21, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/	Clark D. Wagner
Clark D. Wagner
President and Principal Executive Officer

By	/s/	Joseph I. Benedek
Joseph I. Benedek
Treasurer and Principal Financial Officer

Date:	February 21, 2018